                     AMENDED AND RESTATED CREDIT AGREEMENT

                                  Dated as of

                                 APRIL 27, 2004

                                     among

                           GULFWEST OIL & GAS COMPANY

                                  as Borrower,

               HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
                            as Administrative Agent,

                                      and

                            THE LENDERS PARTY HERETO

                               Sole Lead Arranger
                     PETROBRIDGE INVESTMENT MANAGEMENT LLC

TABLE OF CONTENTS

Page
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ARTICLE I Definitions and Accounting Matters......................................................................1
--------------------------------------------

Section 1.01 Terms Defined Above....................................................................1
------------ -------------------
Section 1.02 Certain Defined Terms..................................................................1
------------ ---------------------
Section 1.03 Terms Generally; Rules of Construction................................................17
------------ --------------------------------------
Section 1.04 Accounting Terms and Determinations; GAAP.............................................17
------------ -----------------------------------------

ARTICLE II The Credits...........................................................................................18
----------------------

Section 2.01 Commitments...........................................................................18
------------ -----------
Section 2.02 Loans and Borrowings..................................................................18
------------ --------------------
Section 2.03 Requests for Borrowings...............................................................18
------------ -----------------------
Section 2.04 Funding of Borrowings.................................................................18
------------ ---------------------
Section 2.05 Termination of Commitments............................................................19
------------ --------------------------

ARTICLE III Payments of Principal and Interest; Prepayments; Fees................................................19
-----------------------------------------------------------------

Section 3.01 Repayment of Loans....................................................................19
------------ ------------------
Section 3.02 Interest..............................................................................19
------------ --------
Section 3.03 Prepayments...........................................................................19
------------ -----------
Section 3.04 Cash Sweep............................................................................20
------------ ----------
Section 3.05 Mandatory Repayments..................................................................20
------------ --------------------
Section 3.06 Fees..................................................................................20
------------ ----

ARTICLE IV Payments; Pro Rata Treatment; Sharing of Set-offs.....................................................20
-------------------------------------------------------------

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs...........................20
------------ -----------------------------------------------------------
Section 4.02 Presumption of Payment by the Borrower................................................22
------------ --------------------------------------
Section 4.03 Certain Deductions by the Administrative Agent........................................22
------------ ----------------------------------------------

ARTICLE V Increased Costs; Taxes.................................................................................22
--------------------------------

Section 5.01 Increased Costs.......................................................................22
------------ ---------------
Section 5.02 Taxes.................................................................................22
------------ -----

ARTICLE VI Conditions Precedent..................................................................................23
-------------------------------

Section 6.01 Effective Date........................................................................23
------------ --------------

ARTICLE VII Representations and Warranties.......................................................................27
------------------------------------------

Section 7.01 Organization; Powers..................................................................27
------------ --------------------
Section 7.02 Authority; Enforceability.............................................................27
------------ -------------------------
Section 7.03 Approvals; No Conflicts...............................................................27
------------ -----------------------
Section 7.04 Financial Condition; No Material Adverse Change.......................................28
------------ -----------------------------------------------
Section 7.05 Litigation............................................................................28
------------ ----------
Section 7.06 Environmental Matters.................................................................28
------------ ---------------------
Section 7.07 Compliance with the Laws and Agreements; No Defaults..................................29
------------ ----------------------------------------------------
Section 7.08 Investment Company Act................................................................30
------------ ----------------------
Section 7.09 Public Utility Holding Company Act....................................................30
------------ ----------------------------------
Section 7.10 Taxes.................................................................................30
------------ -----
Section 7.11 ERISA.................................................................................30
------------ -----
Section 7.12 Disclosure; No Material Misstatements.................................................31
------------ -------------------------------------
Section 7.13 Insurance.............................................................................32
------------ ---------
Section 7.14 Restriction on Liens..................................................................32
                                       i

Section 7.15 Subsidiaries..........................................................................32
------------ ------------
Section 7.16 Location of Business and Offices......................................................32
------------ --------------------------------
Section 7.17 Properties; Titles, Etc...............................................................33
------------ -----------------------
Section 7.18 Maintenance of Properties.............................................................33
------------ -------------------------
Section 7.19 Gas Imbalances, Prepayments...........................................................34
------------ ---------------------------
Section 7.20 Marketing of Production...............................................................34
------------ -----------------------
Section 7.21 Hedging Contracts.....................................................................35
------------ -----------------
Section 7.22 Use of Loans..........................................................................35
------------ ------------
Section 7.23 Solvency..............................................................................35
------------ --------
Section 7.24 Casualty Events.......................................................................35
------------ ---------------
Section 7.25 Material Agreements...................................................................36
------------ -------------------
Section 7.26 No Brokers............................................................................36
------------ ----------
Section 7.27 Investments and Guaranties............................................................36
------------ --------------------------
Section 7.28 Payments by Purchasers of Production..................................................36
------------ ------------------------------------
Section 7.29 Existing Accounts Payable.............................................................36
------------ -------------------------
Section 7.30 Reliance..............................................................................36
------------ --------

ARTICLE VIII Affirmative Covenants...............................................................................37
----------------------------------

Section 8.01 Financial Statements; Other Information...............................................37
------------ ---------------------------------------
Section 8.02 Notices of Material Events............................................................40
------------ --------------------------
Section 8.03 Existence; Conduct of Business........................................................41
------------ ------------------------------
Section 8.04 Payment of Obligations................................................................41
------------ ----------------------
Section 8.05 Performance of Obligations under Loan Documents.......................................41
------------ -----------------------------------------------
Section 8.06 Operation and Maintenance of Properties...............................................41
------------ ---------------------------------------
Section 8.07 Insurance.............................................................................43
------------ ---------
Section 8.08 Books and Records; Inspection Rights..................................................43
------------ ------------------------------------
Section 8.09 Compliance with Laws..................................................................43
------------ --------------------
Section 8.10 Environmental Matters.................................................................43
------------ ---------------------
Section 8.11 Further Assurances....................................................................44
------------ ------------------
Section 8.12 Reserve Reports.......................................................................45
------------ ---------------
Section 8.13 Title Information.....................................................................45
------------ -----------------
Section 8.14 Additional Collateral; Additional Guarantors..........................................46
------------ --------------------------------------------
Section 8.15 ERISA Compliance......................................................................47
------------ ----------------
Section 8.16 Hedging Contracts.....................................................................47
------------ -----------------
Section 8.17 Marketing of Production...............................................................47
------------ -----------------------
Section 8.18 Overriding Royalty Interests..........................................................47
------------ ----------------------------
Section 8.19 Right of First Refusal................................................................48
------------ ----------------------
Section 8.20 Contract Operating Agreement..........................................................48
------------ ----------------------------
Section 8.21 Separate Entity.......................................................................49
------------ ---------------

ARTICLE IX Negative Covenants....................................................................................49
-----------------------------

Section 9.01 Financial Covenants...................................................................49
------------ -------------------
Section 9.02 Debt..................................................................................50
------------ ----
Section 9.03 Liens.................................................................................51
------------ -----
Section 9.04 Restricted Payments...................................................................51
------------ -------------------
Section 9.05 Investments, Loans and Advances.......................................................51
------------ -------------------------------
Section 9.06 Nature of Business....................................................................51
------------ ------------------
Section 9.07 Limitation on Leases..................................................................52
------------ --------------------
Section 9.08 Sale and Leasebacks...................................................................52
------------ -------------------
Section 9.09 Proceeds of Notes.....................................................................52
------------ -----------------
Section 9.10 ERISA Compliance......................................................................52
------------ ----------------
Section 9.11 Sale or Discount of Receivables.......................................................53
------------ -------------------------------
Section 9.12 Mergers, Etc..........................................................................53
------------ -------------
Section 9.13 Sale of Properties....................................................................54
                                       ii

Section 9.14 Environmental Matters.................................................................54
------------ ---------------------
Section 9.15 Transactions with Affiliates..........................................................54
------------ ----------------------------
Section 9.16 Capital Expenditures..................................................................54
------------ --------------------
Section 9.17 Material Agreements...................................................................54
------------ -------------------
Section 9.18 Subsidiaries..........................................................................54
------------ ------------
Section 9.19 Negative Pledge Agreements; Dividend Restrictions.....................................55
------------ -------------------------------------------------
Section 9.20 Gas Imbalances, Take-or-Pay or Other Prepayments......................................55
------------ ------------------------------------------------
Section 9.21 Hedging Contracts.....................................................................55
------------ -----------------
Section 9.22 Certain Activities....................................................................55
------------ ------------------
Section 9.23 G& A Costs.............................................................................56
------------ ---------
Section 9.24 Net Sales.............................................................................56
------------ ---------
Section 9.25 Press Release.........................................................................56
------------ -------------
Section 9.26 Not Abandon Wells; Participate in Operations..........................................56
------------ --------------------------------------------

ARTICLE X Events of Default; Remedies............................................................................56
-------------------------------------

Section 10.01 Events of Default.....................................................................56
------------- -----------------
Section 10.02 Remedies..............................................................................59
------------- --------
Section 10.03 Disposition of Proceeds...............................................................59
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ARTICLE XI The Administrative Agent..............................................................................60
-----------------------------------

Section 11.02 Duties and Obligations of Administrative Agent........................................60
------------- ----------------------------------------------
Section 11.03 Action by Administrative Agent........................................................60
------------- ------------------------------
Section 11.04 Reliance by Administrative Agent......................................................61
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Section 11.05 Subagents.............................................................................61
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Section 11.06 Resignation or Removal of Administrative Agent........................................61
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Section 11.07 Agents as Lenders.....................................................................62
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Section 11.08 No Reliance...........................................................................62
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Section 11.09 Authority of Administrative Agent to Release Collateral and Liens.....................63
------------- -----------------------------------------------------------------

ARTICLE XII Miscellaneous........................................................................................63
-------------------------

Section 12.01 Notices...............................................................................63
------------- -------
Section 12.02 Waivers; Amendments...................................................................63
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Section 12.03 Expenses, Indemnity; Damage Waiver....................................................64
------------- -----------------------------------
Section 12.04 Successors and Assigns................................................................66
------------- ----------------------
Section 12.05 Survival; Revival; Reinstatement......................................................69
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Section 12.06 Counterparts; Integration; Effectiveness..............................................69
------------- ----------------------------------------
Section 12.07 Severability..........................................................................70
------------- ------------
Section 12.08 Right of Setoff.......................................................................70
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Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS............................70
------------- ----------------------------------------------------------
Section 12.10 Headings..............................................................................71
------------- --------
Section 12.11 Confidentiality.......................................................................72
------------- ---------------
Section 12.12 Interest Rate Limitation..............................................................72
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Section 12.13 EXCULPATION PROVISIONS................................................................73
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Section 12.14 No Third Party Beneficiaries..........................................................74
------------- ----------------------------
Section 12.15 Securitization........................................................................74
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                                      iii

                        Annexes, Exhibits and Schedules
                        -------------------------------

Annex I List of Maximum Credit Amounts

Exhibit A Form of Note
Exhibit B Form of Borrowing Request
Exhibit C Form of Conveyance of Overriding Royalty Interest
Exhibit D Form of Compliance Certificate
Exhibit E-1 Form of Legal Opinion of Fuqua & Keim, special counsel to the Borrower
Exhibit E-2 Form of Legal Opinion of Local Counsel
Exhibit F-1 Security Instruments
Exhibit F-2 Form of Guarantee and Collateral Agreement
Exhibit G Form of Assignment and Assumption
Exhibit H Form of Warrant
Exhibit I Form of Letter in Lieu

Schedule 1.02 Approved Counterparties
Schedule 7.05 Litigation
Schedule 7.06 Environmental Matters
Schedule 7.13 Insurance
Schedule 7.15 Subsidiaries and Partnerships
Schedule 7.17 Properties
Schedule 7.18 Wells to PA
Schedule 7.19 Gas Imbalances
Schedule 7.20 Marketing Contracts
Schedule 7.21 Hedging Contracts
Schedule 7.25 Material Agreements
Schedule 7.29 Accounts Payable
Schedule 8.02(e) Notice of Certain Events
Schedule 8.07 Parent's Insurance
Schedule 9.02 Debt
Schedule 9.03 Liens
Schedule 9.05 Investments
Schedule 9.23 Sales Volume Schedule
                                       iv

     This AMENDED AND RESTATED  CREDIT  AGREEMENT dated as of April 27, 2004, is among:  GulfWest Oil  Gas Company, a corporation duly formed and existing under the laws of the State of Texas, (the "Borrower");  each of the Lenders from time to time party hereto; --------  Highbridge/Zwirn Special Opportunities Fund L.P.
(in its individual  capacity,  "Drawbridge"),  as  administrative  agent for the
Lenders  ----------  (in such  capacity,  together  with its  successors in such capacity,  the  "Administrative  Agent").
                                 R E C I T A L S
                                 ---------------

               A. The Borrower  entered into that certain  Credit  Agreement (as heretofore  amended,  the  "Original  Credit  Agreement")  with Aquila
          Energy  Capital  Corporation  ("Aquila")  dated as of  April 5,  2000.
          ------

               B. Aquila  assigned  to the Second  Lenders  (defined  below) the
          Original  Credit  Agreement  and the notes and liens  related  thereto pursuant to the  Assignment  of Notes,  Liens and  Security  Interests
          dated as of December  19,  2002,  between  Aquila and Concert  Capital
          Resources A, L.P.,  Concert  Capital  Resources  B, L.P.,  and Concert
          Capital Resources C, L.P., ("Second Lenders").

               C. Second Lenders has assigned the Original Credit  Agreement and the  notes  and  Liens  thereunder  to  the  Lenders  pursuant  to the
          Assignment of Notes,  Liens and Security  Interests  dated as of April
          27, 2004, between. Second Lenders and Administrative Agent.

               D. The Borrower,  the Lenders and the Administrative Agent desire to amend and restate in its entirety the Original Credit  Agreement as set forth herein.

               E. In consideration of the mutual covenants and agreements herein contained  and of the  loans,  extensions  of credit  and  commitments hereinafter referred to, the parties hereto agree as follows:
                                   ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01 Terms  Defined  Above.  As used in this  Agreement,  each term defined above has the meaning indicated above. -------------------

     Section  1.02  Certain  Defined  Terms.  As  used in  this  Agreement,  the following terms have the meanings specified below: ---------------------

     "Affiliate" means, with respect to a specified Person,  another Person that directly, or indirectly through one or more ---------  intermediaries,  Controls or is  Controlled  by or is under  common  Control  with the  Person  specified.

"Aggregate  Maximum  Credit  Amounts"  at any time  shall  equal  the sum of the
Maximum   Credit   Amounts  of  all  Lenders.   --------------------------------

"Agreement"  means this Credit  Agreement,  as the same may from time to time be amended, modified, supplemented or restated. ---------

     "Applicable  Percentage"  means, with respect to any Lender, the percentage set forth on Annex I.

     "Applicable  Rate" means,  for any day, with respect to any Loan, until the
Maturity Date, the Reference Rate plus eleven percent (11%) per annum;  provided that after the Target Date the Applicable  Rate shall  increase by  seventy-five hundredths  percent  -------- (.75%) per annum per month on the 27th day of each month  thereafter  until  the Loans  have been paid in full,  but in no event to exceed the Highest Lawful Rate.

     "Approved  Counterparty" means (a) any Lender or any Affiliate of a Lender,
(b) any other  Person whose long term senior  unsecured  debt rating is A-/A3 by
SP or Moody's (or their  equivalent)  or higher,  or (c) with regard to Hedging
Contracts in respect of  commodities,  and subject to the  conditions  set forth therein, any other Person listed on Schedule 1.02.

     "Approved  GA Costs"  means  General and  Administrative  Costs at a level equal to or below those provided in Section 9.23. ------------------

     "Approved Petroleum Engineers" means Pressler Petroleum Consultants and any
other   independent   petroleum   engineers   reasonably   acceptable   to   the
Administrative Agent.

     "Arranger" means Petrobridge  Investment  Management LLC, in its capacities as the sole lead arranger hereunder.

     "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an  assignee  (with the  consent of any party  whose  consent is required by Section 12.04(b)),  and accepted by the Administrative Agent, in the form of Exhibit G or any  ---------  other form  approved by the  Administrative
Agent.
     "Board" means the Board of Governors of the Federal  Reserve  System of the
United States of America or any successor Governmental Authority.

     "Borrowing" means Loans made on the same date.

     "Borrowing  Request"  means a request by the  Borrower  for a Borrowing  in accordance with Section 2.03.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which  commercial  banks in New York City or Houston,  Texas are  authorized  or required by law to remain closed.

     "Capital Expenditures" means, in respect of any Person, for any period, the aggregate  (determined  without  duplication) of all exploration and development expenditures  and costs that are  capital  in nature and any other  expenditures that are  capitalized  on the balance  sheet of such Person in  accordance  with
GAAP.
     "Capital  Leases" means,  in respect of any Person,  all leases which shall have been,  or should have been, in  accordance  with GAAP,  recorded as capital leases  on the  balance  sheet  of the  Person  liable  (whether  contingent  or otherwise) for the payment of rent thereunder.

     "Cash Receipts" means all cash or cash equivalents received by or on behalf of the Borrower and its Subsidiaries with respect to the following: (a) sales of
Hydrocarbons from the Oil and Gas Properties,  (b) cash  representing  operating revenue  earned or to be earned by the  Borrower and its  Subsidiaries,  (c) any insurance  proceeds  received  by the  Borrower  or its  Subsidiaries,  (d)  any proceeds  from  Hedging  Contracts,  and (e) any other cash or cash  equivalents received by the Borrower or its Subsidiaries from whatever source; provided that advances under the Loan, shall not constitute "Cash Receipts".

     "Casualty  Event" means any loss,  casualty or other insured  damage to, or any nationalization,  taking under power of eminent domain or by condemnation or similar  proceeding of, any Property of the Borrower or any of its  Subsidiaries
having a fair market value in excess of $100,000.

     "Change  in  Control"  means the  acquisition  of  ownership,  directly  or indirectly, beneficially or of record, by anyone other than Parent of any Equity
Interests  of  the  Borrower  or  the  acquisition  of  ownership,  directly  or indirectly,  beneficiary  of record by anyone other than  Borrower of any Equity
Interest of GulfWest Louisiana or any other Subsidiary of Borrower.
     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement or (c) compliance by any Lender (or, for purposes of
Section  5.01(a)),  by any  lending  office of such  Lender or by such  Lender's holding company,  if any) with any request,  guideline or directive  (whether or not having the force of law) of any Governmental  Authority made or issued after the date of this Agreement.

     "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and any successor statute.

     "Collateral"  means all (a) Oil and Gas  Properties,  pipelines,  rights of way,  and all other  rights  related to the  foregoing  of the  Borrower and its
Subsidiaries,  (b)  all  accounts  receivable,   equipment,  inventory,  general
intangibles   and  any  other  asset  or  property  of  the   Borrower  and  its
Subsidiaries,  (c) Equity  Interest of the  Borrower  and (d) any other asset or property in which an interest is granted or pledged under a Security Instrument.

     "Commitment"  means,  with respect to each Lender,  the  commitment of such
Lender to make Loans hereunder,  expressed as an amount representing the maximum aggregate amount of such Lender's Loan hereunder.  The amount  representing each
Lender's  Commitment  is set  forth  on Annex I.  The  aggregate  amount  of the
Commitments of the Lenders is $18,000,000.

     "Consolidated  Interest  Expense"  means,  for any period,  total  interest expense and prepayment  charges  (including  that which is capitalized  and that which is  attributable  to  capital  leases,  in  accordance  with  GAAP) of the
Borrower and its  Consolidated  Subsidiaries,  or of Parent and its Consolidated
Subsidiaries,  as  appropriate,  on a  consolidated  basis  with  respect to all outstanding indebtedness of the Borrower and its Consolidated  Subsidiaries,  or
Parent,  as  appropriate,   including,   without  limitation,  all  commissions,
discounts and other fees and charges owed with respect to any letters of credit, amortization of debt, discount, expense, other deferred financing costs.

     "Consolidated  Net  Income"  means  with  respect to the  Borrower  and the
Consolidated  Subsidiaries,  or with  respect  to  Parent  and its  Consolidated
Subsidiaries,  as appropriate,  for any period,  the aggregate of the net income
(or loss) of the Borrower and the Consolidated Subsidiaries, or the aggregate of the net  income  (or  loss) of  Parent  and its  Consolidated  Subsidiaries,  as appropriate,  after  allowances  for  taxes  for  such  period  determined  on a consolidated  basis in  accordance  with  GAAP;  provided  that  there  shall be excluded  from such net income (to the extent  otherwise  included  therein) the following:  (a) the net  income  of any  Person  in which  the  Borrower  or any
Consolidated Subsidiary or Parent has an interest (which interest does not cause the net income of such other  Person to be  consolidated  with the net income of the Borrower and the Consolidated  Subsidiaries or with the net income of Parent and its  Consolidated  Subsidiaries,  as appropriate,  in accordance with GAAP), except to the extent of the amount of dividends or  distributions  actually paid in cash  during  such  period  by such  other  Person  to the  Borrower  or to a
Consolidated  Subsidiary  or to  Parent,  as the case may be; (b) the net income
(but not loss) during such period of any  Consolidated  Subsidiary to the extent that the  declaration  or  payment of  dividends  or  similar  distributions  or transfers or loans by that Consolidated  Subsidiary is not at the time permitted by  operation  of the  terms of its  charter  or any  agreement,  instrument  or
Governmental  Requirement  applicable  to  such  Consolidated  Subsidiary  or is otherwise  restricted or prohibited,  in each case determined in accordance with
GAAP;   (c)  the  net   income   (or  loss)  of  any   Person   acquired   in  a
pooling-of-interests  transaction  for  any  period  prior  to the  date of such transaction;  (d) any extraordinary non-cash gains or losses during such period;
(e) any gains on collections from insurance policies or settlement;  and (f) any gains or losses  attributable  to writeups or  writedowns  of assets,  including ceiling  test  writedowns;  and  provided  further  that if the  Borrower or any
Consolidated  Subsidiary or Parent, as appropriate,  shall acquire or dispose of any  Property  during  such  period,  then  Consolidated  Net  Income  shall  be calculated after giving pro forma effect to such acquisition or disposition,  as if such acquisition or disposition had occurred on the first day of such period

     "Consolidated  Subsidiaries" means each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the
Borrower in accordance with GAAP.

     "Contract Operating Agreement" means that certain Operating Agreement dated
November 8, 2003 between Operator and Borrower.

     "Control"  means the  possession,  directly or indirectly,  of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  For the purposes  of  this  definition,  and  without  limiting  the  generality  of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity
Interests  having  ordinary  voting power for the  election of the  directors or other  governing body of a Person (other than as a limited partner of such other
Person)  will be  deemed to  "control"  such  other  Person.  "Controlling"  and
"Controlled" have meanings correlative thereto.

     "Debt"  means,  for  any  Person,   the  sum  of  the  following   (without
duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances,  debentures, notes or other similar instruments;
(b) all obligations of such Person (whether  contingent or otherwise) in respect of letters of credit,  surety or other  bonds and similar  instruments;  (c) all accounts payable and all accrued  expenses,  liabilities or other obligations of such Person to pay the deferred purchase price of Property or services;  (d) all obligations  under Capital Leases;  (e) all obligations  under Synthetic Leases;
(f) all Debt (as  defined  in the other  clauses of this  definition)  of others secured by a Lien on any  Property of such  Person,  whether or not such Debt is assumed by such  Person;  (g) all Debt (as defined in the other  clauses of this definition)  of  others  guaranteed  by such  Person  or in  which  such  Person otherwise  assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the  extent of the  lesser of the  amount of such Debt and the maximum  stated  amount of such  guarantee or assurance  against  loss;  (h) all obligations or undertakings of such Person to maintain or cause to be maintained the  financial  position  or  covenants  of  others or to  purchase  the Debt or
Property of others; (i) obligations to deliver  commodities,  goods or services, including,  without  limitation,  Hydrocarbons,  in consideration of one or more advance payments,  other than gas balancing  arrangements in the ordinary course of business;  (j)  obligations to pay for goods or services  whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a  partnership  for  which  such  Person is liable  either by  agreement,  by operation of law or by a Governmental Requirement but only to the extent of such liability;  (l) Disqualified  Capital Stock; and (m) the undischarged balance of any production  payment created by such Person or for the creation of which such
Person  directly or indirectly  received  payment.  The Debt of any Person shall include all  obligations of such Person of the character  described above to the extent such Person  remains  legally liable in respect  thereof  notwithstanding that any such  obligation  is not  included as a liability  of such Person under
GAAP.

     "Default"  means  any  event or  condition  which  constitutes  an Event of
Default  or that  upon  notice,  lapse of time or both  would,  unless  cured or waived, become an Event of Default.

     "Development  Plan"  means a plan of  development  for  Borrower's  and its
Subsidiaries'  Oil and Gas Properties that has been submitted to the Lenders and approved by the Lenders in their sole discretion.

     "Disqualified  Capital Stock" means any Equity  Interest that, by its terms
(or by the terms of any security into which it is convertible or for which it is exchangeable)  or upon the  happening  of any event,  matures or is  mandatorily redeemable for any consideration  other than other Equity Interests (which would
not  constitute   Disqualified  Capital  Stock),  pursuant  to  a  sinking  fund obligation  or  otherwise,  or  is  convertible  or  exchangeable  for  Debt  or redeemable for any consideration  other than other Equity Interests (which would not constitute  Disqualified Capital Stock) at the option of the holder thereof, in whole or in part,  on or prior to the date that is one year after the earlier of (a) the  Maturity  Date and (b) the date on which there are no Loans or other obligations hereunder outstanding and all of the Commitments are terminated.

     "dollars" or "$" refers to lawful money of the United States of America.

     "EBITDA" means, for any period, the sum of Consolidated Net Income for such period  plus the  following  expenses  or charges to the  extent  deducted  from
Consolidated Net Income in such period:  interest,  income taxes,  depreciation, depletion,  amortization  and other similar noncash  charges,  minus all noncash income added to Consolidated Net Income. Further, the Borrower shall exclude the impact  of the  Hedging  Contracts  which  were in  place  immediately  prior to entering into this  Agreement and that are being  terminated in connection  with this Agreement.  Any amounts distributed to Parent by Borrower or any Subsidiary will be included as general and administrative expense in calculating EBITDA.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

     "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health,  safety the environment or the preservation or reclamation of  natural  resources,  in  effect  in any and all  jurisdictions  in which the
Borrower or any Subsidiary is conducting or at any time has conducted  business, or where any Property of the Borrower or any  Subsidiary  is located,  including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean
Air Act, as amended, the Comprehensive  Environmental,  Response,  Compensation,
and Liability Act of 1980  ("CERCLA"),  as amended,  the Federal Water Pollution
Control  Act, as amended,  the  Occupational  Safety and Health Act of 1970,  as
amended,  the Resource  Conservation and Recovery Act of 1976 ("RCRA"),  as ----
amended,  the Safe Drinking Water Act, as amended,  the Toxic Substances Control
Act, as amended,  the Superfund  Amendments and  Reauthorization Act of 1986, as
amended,  the  Hazardous  Materials  Transportation  Act, as amended,  and other environmental  conservation or protection  Governmental  Requirements.  The term
"oil" shall have the meaning  specified in OPA, the terms "hazardous  substance"
and "release" (or "threatened  release") have the meanings
specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the  meanings  specified in RCRA and the term "oil and gas waste" shall have the meaning  specified  in  Section  91.1011  of the Texas  Natural  Resources  Code
("Section  91.1011");  provided,  however,  that (a) in the  event  either  OPA,
CERCLA,  RCRA or Section  91.1011 is amended so as to broaden the meaning of any term  defined  thereby,  such  broader  meaning  shall apply  subsequent  to the effective  date of such amendment and (b) to the extent the laws of the state or other  jurisdiction  in which any Property of the Borrower or any  Subsidiary is located establish a meaning for "oil," "hazardous  substance," "release," "solid waste,"  "disposal" or "oil and gas waste" which is broader than that  specified in either OPA,  CERCLA,  RCRA or Section  91.1011,  such broader  meaning  shall apply.
     "Equity  Interests" means shares of capital stock,  partnership  interests, membership  interests in a limited liability company,  beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other  rights  entitling  the holder  thereof to purchase or acquire any such
Equity Interest.
         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

     "ERISA   Affiliate"   means  each  trade  or   business   (whether  or  not
incorporated)  which together with the Borrower or a Subsidiary  would be deemed to be a "single  employer" within the meaning of section  4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "ERISA Event" means (a) a "Reportable  Event"  described in section 4043 of
ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA  Affiliate  from a Plan during a plan year in which it was a "substantial  employer" as defined in section 4001(a)(2) of ERISA, (c) the filing  of a notice of intent to  terminate  a Plan or the  treatment  of a Plan amendment as a termination  under section 4041 of ERISA,  (d) the institution of proceedings  to  terminate  a Plan by the  PBGC,  (e)  receipt  of a  notice  of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition  which might  constitute  grounds  under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Event of Default"  has the meaning  assigned  such term in Section  10.01.
"Excepted Liens" means: (a) Liens for Taxes,  assessments or other  governmental charges or levies that are not yet due or that are being contested in good faith by appropriate  action and for which adequate  reserves have been  maintained in accordance with GAAP in an account controlled by Administrative Agent; (b) Liens in connection with workers' compensation, unemployment insurance or other social security,  old age pension or public liability  obligations that are not yet due or that are being  contested in good faith by  appropriate  action and for which adequate  reserves have been  maintained  in accordance  with GAAP in an account controlled by Administrative Agent; (c) statutory landlord's liens,  operators',
vendors',  carriers',   warehousemen's,   repairmen's,  mechanics',  suppliers',
workers',  materialmen's,  construction or other like Liens arising by operation of law in the  ordinary  course of  business  or  incident  to the  exploration, development,  operation and  maintenance of Oil and Gas Properties each of which is in respect of  obligations  that have not been  outstanding  for more than 60 days and are being  contested in good faith by appropriate  action and for which adequate  reserves have been maintained in accordance with GAAP; (d) contractual
Liens which arise in the ordinary course of business under operating agreements, joint  venture  agreements,  oil and  gas  partnership  agreements,  oil and gas
leases,   farm-out  agreements,   division  orders,   contracts  for  the  sale,
transportation  or  exchange  of oil and natural  gas,  unitization  and pooling declarations  and  agreements,  area of mutual interest  agreements,  overriding royalty agreements,  marketing agreements,  processing  agreements,  net profits
agreements,   development  agreements,  gas  balancing  or  deferred  production agreements,  injection,  repressuring  and recycling  agreements,  salt water or other disposal  agreements,  seismic or other geophysical permits or agreements, and other  agreements  that are usual and  customary in the oil and gas business and are for claims that have not been  outstanding for more than 60 days and are being  contested  in good faith by  appropriate  action  and for which  adequate reserves have been  maintained in accordance  with GAAP,  provided that any such
Lien  referred  to in this  clause  does not  materially  impair  the use of the
Property  covered by such Lien for the purposes for which such  Property is held by the  Borrower  or any  Subsidiary  or  materially  impair  the  value of such
Property  subject thereto;  (e) easements,  restrictions,  servitudes,  permits, conditions,  covenants,  exceptions  or  reservations  in  any  Property  of the
Borrower or any  Subsidiary  for the purpose of roads,  pipelines,  transmission lines,  transportation  lines,  distribution  lines for the removal of gas, oil, coal or other minerals or timber,  and other like purposes,  or for the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially  impair the use of such Property for the purposes of which such  Property is held by the  Borrower or any  Subsidiary  or  materially impair  the  value  of such  Property  subject  thereto;  (f)  Liens  on cash or securities  pledged to secure  performance of tenders,  surety and appeal bonds, government  contracts,  performance  and  return  of money  bonds,  bids,  trade contracts,  leases,  statutory  obligations,  regulatory  obligations  and other obligations of a like nature  incurred in the ordinary  course of business;  and
(g) Liens securing the  Obligations  of the Borrower to  [Macquarie]  related to
Hedging Contracts which Administrative Agent is serving as Collateral Agent with respect thereto;  provided,  further that Liens described in clauses (a) through
(d) shall remain  "Excepted Liens" only for so long as no action to enforce such
Lien has been commenced and no intention to subordinate  the first priority Lien granted  in favor of the  Administrative  Agent and the  Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

     "Excluded  Taxes"  means,  with respect to the  Administrative  Agent,  any
Lender, or any other recipient of any payment to be made by or on account of any obligation  of the Borrower or any  Guarantor  hereunder or under any other Loan
Document,  (a) income or  franchise  taxes  imposed on (or  measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or,  in the case of any  Lender,  in which  its  applicable  lending  office  is located,  and (b) any branch  profits  taxes  imposed  by the  United  States of
America  or any  similar  tax  imposed  by any other  jurisdiction  in which the
Borrower or any Guarantor is located.

     "Federal Funds  Effective  Rate" means,  for any day, the weighted  average
(rounded  upwards,  if  necessary,  to the  next  1/100  of 1%) of the  rates on overnight Federal funds  transactions with members of the Federal Reserve System arranged by Federal funds brokers,  as published on the next succeeding Business
Day by the  Federal  Reserve  Bank  of New  York,  or,  if  such  rate is not so published for any day that is a Business Day, the average (rounded  upwards,  if necessary,  to the  next  1/100 of 1%) of the  quotations  for such day for such transactions  received  by the  Administrative  Agent from three  Federal  funds brokers of recognized standing selected by it.

     "Financial  Officer" means,  for any Person,  the chief financial  officer, principal  accounting  officer,  treasurer or controller of such Person.  Unless otherwise  specified,  all  references  herein to a  Financial  Officer  means a
Financial Officer of the Borrower.

     "Financial  Statements" means the financial  statement or statements of the
Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

     "GAAP" means generally accepted accounting  principles in the United States of America as in effect  from time to time  subject to the terms and  conditions set forth in Section 1.04.

     "General and Administrative  Costs" means normal and customary expenses and costs that are classified as general and administrative costs, including salary, rent, supplies, travel and entertainment,  shareholder and board member expense, insurance,  accounting,  legal, engineering and broker related fees, required to manage the affairs of the  Borrower and certain  overhead  charges of the Parent
(that are approved by the Lenders)  which relates to costs that would be General and Administrative Costs if incurred by Borrower.

     "Governmental  Authority"  means the  government  of the  United  States of
America, any other nation or any political subdivision thereof, whether state or local,  and any agency,  authority,  instrumentality,  regulatory  body,  court, central  bank or  other  entity  exercising  executive,  legislative,  judicial, taxing,  regulatory  or  administrative  powers or functions of or pertaining to government  over the Borrower,  any  Subsidiary,  any of their  Properties,  the
Agent, or any Lender.

     "Governmental Requirement" means any law, statute, code, ordinance,  order,
determination,   rule,  regulation,  judgment,  decree,  injunction,  franchise, permit, certificate,  license,  authorization or other directive or requirement,
whether  now  or  hereinafter   in  effect,   including,   without   limitation,
Environmental  Laws,  energy  regulations  and  occupational,  safety and health standards or controls, of any Governmental Authority.

     "Guarantor"  means:  (a) GulfWest Energy Inc. (b) GulfWest  Louisiana,  (c)
Borrower and (d) each  Subsidiary of Borrower  (other than  GulfWest  Louisiana)
that guarantees the Indebtedness pursuant to Section 8.14(b).

     "Guarantee and  Collateral  Agreement"  means an agreement  executed by the
Guarantors in substantially the form of Exhibit F-2 unconditionally  guarantying on a joint and several basis,  payment of the  Indebtedness,  as the same may be amended, modified or supplemented from time to time.

     "GulfWest  Louisiana"  means GulfWest Oil  Gas Company  (Louisiana) LLC, a
Louisiana limited liability company.

     "Hedging  Contract" means any agreement with respect to any swap,  forward, future  or  derivative  transaction  or  option or  similar  agreement,  whether exchange  traded,  "over-the-counter"  or  otherwise,  involving,  or settled by reference  to,  one or  more  rates,  currencies,  commodities,  equity  or debt instruments or securities, or economic, financial or pricing indices or measures of economic,  financial or pricing risk or value or any similar  transaction  or any combination of these  transactions;  provided that no -------- phantom stock or similar plan  providing for payments only on account of services  provided by current or former directors,  officers, employees or consultants of the Borrower or the Subsidiaries shall be a Hedging Contract.

     "Highest  Lawful  Rate" means,  with  respect to each  Lender,  the maximum nonusurious  interest rate, if any, that at any time or from time to time may be contracted  for, taken,  reserved,  charged or received on the Notes or on other
Indebtedness  under laws  applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher  maximum  nonusurious  interest  rate than applicable laws allow as of the date hereof.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty  interests,  net profit  interests  and  production  payment interests, including any reserved or residual interests of whatever nature.

     "Hydrocarbons"  means oil,  gas,  casinghead  gas, drip  gasoline,  natural gasoline, condensate,  distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Indebtedness"  means  any and all  amounts  owing  or to be  owing  by the
Borrower,  any Subsidiary or any Guarantor:  (a) to the Administrative  Agent or
any Lender  under any Loan  Document;  (b) to any Lender or any  Affiliate  of a
Lender under any Hedging  Contract  between the Borrower or any  Subsidiary  and such Lender or  Affiliate  of a Lender  while such Person (or in the case of its
Affiliate,  the Person  affiliated  therewith) is a Lender hereunder and (c) all renewals, extensions and/or rearrangements of any of the above.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Indemnitee" has the meaning assigned such term in Section 12.03(b).

     "Intercreditor   and  Collateral   Agency  Agreement"  means  that  certain
Intercreditor and Collateral Agency Agreement among Borrower, GulfWest Oil  Gas
Company (Louisiana) LLC, [Macquarie] and Administrative Agent.

     "Information" has the meaning assigned to such term in Section 12.11.

     "Initial Reserve Report" means the report of Pressler Petroleum Consultants dated as of March 29, 2004,  with respect to certain Oil and Gas  Properties  of the Borrower and its Subsidiaries as of April 1, 2004.

     "Interest  Expense"  means,  for  any  period,  the  interest  expense  (as determined  in  accordance  with  GAAP)  of the  Borrower  and the  Consolidated
Subsidiaries for such period.  For purposes of calculating  Interest Expense for the second  quarter of 2004,  the  Interest  Expense  relating to the loans with
Concert Capital and its affiliates  that have been  refinanced  pursuant to this
Agreement  ("Concert Debt") will be excluded and in lieu thereof,  Borrower will compute the pro-forma  Interest Expense that would have been incurred during the period the Concert Debt was  outstanding  had this  Agreement  had been in place rather than the Concert Debt.

     "Investment" means, for any Person: (a) the acquisition  (whether for cash,
Property,  services or securities or otherwise) of Equity Interests of any other
Person,  the  contribution  of capital to any other Person,  or any agreement to make any such acquisition  (including,  without limitation,  any "short sale" or any sale of any  securities at a time when such  securities are not owned by the
Person entering into such short sale) or capital contribution; (b) the making of any deposit  with, or advance,  loan or other  extension of credit to, any other
Person  (including  the purchase of Property from another  Person  subject to an understanding or agreement,  contingent or otherwise, to resell such Property to such Person, but excluding any such advance,  loan or extension of credit having a term not  exceeding  ninety  (90)  days  representing  the  purchase  price of inventory or supplies sold by such Person in the ordinary course of business) or
(c) the  entering  into of any  guarantee  of,  or other  contingent  obligation
(including the deposit of any Equity Interests to be sold) with respect to, Debt or other  liability  of any other Person and  (without  duplication)  any amount committed to be advanced, lent or extended to such Person
..
     "Lenders"  means the Persons  listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and  Assumption,  other than any such Person  that ceases to be a party  hereto  pursuant  to an  Assignment  and
Assumption.
     "Liabilities" has the meaning assigned such term in Section 12.15.
                                       10

     "Lien" means any interest in Property  securing an obligation owed to, or a claim by, a Person other than the owner of the  Property,  whether such interest is based on the common law, statute or contract,  and whether such obligation or claim is fixed or  contingent,  and including but not limited to (a) the lien or security  interest  arising  from  a  mortgage,  encumbrance,  pledge,  security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) royalties, production payments and the like payable out of Oil  and  Gas  Properties.  The  term  "Lien"  shall  include  easements,
restrictions,   servitudes,  permits,  conditions,   covenants,   encroachments,
exceptions,  title  exceptions  or  reservations.   For  the  purposes  of  this
Agreement,  the Borrower and its Subsidiaries shall be deemed to be the owner of any  Property  which it has  acquired  or holds  subject to a  conditional  sale agreement,  or leases under a financing lease or other  arrangement  pursuant to which title to the Property has been  retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan Documents" means this Agreement, the Notes, the Security Instruments, the ORRI Conveyance and the Warrants.

     "Loans"  means the loans made by the  Lenders to the  Borrower  pursuant to this Agreement.

     "Lockbox Account" has the meaning assigned such term in Section 3.04.

     "Lockbox  Disbursement"  means a payment  from the  Lockbox  Account by the
Administrative  Agent, which shall be made by such Person in the following order of priority (to the extent funds remain available):

     (a) the amounts to the Borrower to (i) pay royalties and overriding royalty
interests   constituting   Excepted  Liens,  and  (ii)  to  remit  any  revenues
attributable  to the working  interests  of third  parties  that were paid to or received by Borrower,  in each case,  as  indicated  in any operator  reports or statement  provided  by the  Borrower  to the  Administrative  Agent and Lenders
pursuant to Section  8.01 (or if any such  operator  report or  statement is not delivered in such month or the Administrative Agent determines in its good faith
discretion  that  any  such  report  or  statement  is  not  accurate,   as  the
Administrative  Agent  determines  is  reasonably  accurate  in its  good  faith discretion) and any applicable severance tax or ad-valorem tax;

     (b) payment to any third party  (including any Lender or its Affiliates) of any amounts due under any Hedging Contract of Borrower approved by the Lender;

     (c)  payment  of any  cash or cash  equivalents  representing  proceeds  of insurance  policies with respect to any Casualty  Event,  but only to the extent that such  amounts  are  required to restore or replace  the  Property  that was subject to the Casualty Event;

     (d) payment of the Operating Costs as approved by the Administrative  Agent and the Arranger;

     (e) payment of all fees owed to any Lender,  the  Administrative  Agent, or the Arranger then due and unpaid under this Agreement;

     (f) payment of all interest then accrued and unpaid on the Loans;
                                       11

     (g) payment of Approved GA Costs;

     (h) payment to any Lender,  the  Administrative  Agent, and the Arranger of
any other  amounts due (other than  principal on the Loan) under this  Agreement and any of the other Loan Documents;
     (j) payment of all principal then due under any Loan hereunder; and

     (i) the balance to the Borrower,  to an account  designated by the Borrower in a written  notice  given by the  Borrower  to the bank at which  the  Lockbox
Account is held and to the Lender  from time to time,  not later than 11:00 a.m.
New York City  time on a day that is two  Business  Days  prior to the date such
Lockbox Disbursement shall become due.

     "Material  Adverse  Effect"  means a  material  adverse  effect  on (a) the business, operations,  affairs, Properties,  condition (financial or otherwise), management,  shareholders'  equity,  prospects,  or results of operations of the
Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower, any Subsidiary or any Guarantor to perform any of its obligations under any Loan
Document,  (c) the validity or  enforceability  of any Loan  Document or (d) the rights and remedies of or benefits available to the Administrative  Agent or any
Lender under any Loan Document.

     "Material Agreements" has the meaning assigned such term in Section 7.25.

     "Material  Indebtedness"  means Debt (other than the Loans), or obligations in respect of one or more Hedging Contracts, of any one or more of the Borrower,
Parent or their Subsidiaries.

     "Maturity  Date"  means the date that is  eighteen  (18)  months  after the
Effective Date.

     "Maximum  Credit  Amount"  means,  as to each Lender,  the amount set forth opposite  such  Lender's  name on  Annex I under  the  caption  "Maximum  Credit
Amounts",  as the  same  may be  modified  from  time  to time  pursuant  to any assignment permitted by Section 12.04(b).

     "Moody's" means Moody's Investors  Service,  Inc. and any successor thereto that is a nationally recognized rating agency.

     "Mortgaged  Property"  means  any  Property  owned by the  Borrower  or any
Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.

     "Multiemployer  Plan" means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

     "Net Present  Value"  means,  in respect of either of the Proved  Developed
Producing Reserves and Total Proved Reserves,  respectively,  of the Oil and Gas
Properties, the present value of future cash flows (discounted at 10% per annum)
calculated by the Arranger in its sole and reasonable  judgment (including using a price curve determined by Arranger) after having reviewed the information from the most recent  Reserve  Report  delivered by the Borrower  pursuant to Section
6.01 or  Section  8.12 and  taking  into  account  all other  factors  which the
Collateral Agent deems material.
                                       12

     "Notes"  means the  promissory  notes of the Borrower  described in Section
2.02(c)  and being  substantially  in the form of Exhibit A,  together  with all amendments, modifications, replacements, extensions and rearrangements thereof.

     "Oil  and  Gas  Properties"  means  (a)  Hydrocarbon  Interests;   (b)  the
Properties now or hereafter pooled or unitized with Hydrocarbon  Interests;  (c)
all  presently   existing  or  future   unitization,   pooling   agreements  and
declarations  of pooled units and the units created thereby  (including  without limitation  all  units  created  under  orders,  regulations  and  rules  of any
Governmental  Authority)  which may affect all or any portion of the Hydrocarbon
Interests;  (d)  all  operating  agreements,  contracts  and  other  agreements, including  production  sharing contracts and agreements,  which relate to any of the  Hydrocarbon  Interests  or the  production,  sale,  purchase,  exchange  or processing of Hydrocarbons  from or attributable to such Hydrocarbon  Interests;
(e) all  Hydrocarbons  in and  under  and  which  may be  produced  and saved or attributable to the Hydrocarbon  Interests,  including all oil in tanks, and all rents, issues, profits, proceeds,  products,  revenues and other incomes from or attributable to the  Hydrocarbon  Interests;  (f) all tenements,  hereditaments, appurtenances and Properties in any manner appertaining,  belonging,  affixed or incidental to the Hydrocarbon Interests and (g) all Properties,  rights, titles, interests  and estates  described  or referred to above,  including  any and all
Property, real or personal, now owned or hereinafter acquired and situated upon, used,  held for use or useful  in  connection  with the  operating,  working  or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs,  automotive  equipment,  rental equipment or other personal Property which may be on such  premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells,  injection wells or other  wells,  buildings,  structures,  fuel  separators,  liquid  extraction plants, plant compressors,  pumps, pumping units, field gathering systems, tanks and tank batteries,  fixtures,  valves, fittings,  machinery and parts, engines, boilers, meters, apparatus,  equipment,  appliances, tools, implements,  cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements
and  servitudes  together  with  all  additions,  substitutions,   replacements,
accessions and attachments to any and all of the foregoing.

     "OPA" has the meaning given such term in the  definition  of  Environmental
Laws.

     "Operating  Costs" means all costs (net to Borrower  and its  Subsidiaries)
associated with the direct exploration,  operation, or development of Borrower's and its Subsidiaries' Oil and Gas Properties.

     "Operator" means Setex Oil  Gas Company, a Texas corporation.

     "ORRI Conveyance" means any Conveyance of Overriding  Royalty Interest from the Borrower to each of the Lenders in the form of Exhibit C attached hereto.

     "Other  Taxes"  means any and all  present or future  stamp or  documentary taxes or any other excise or Property  taxes,  charges or similar levies arising from any payment made hereunder or from the  execution,  delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

     "Parent" means GulfWest Energy Inc., a Texas corporation.
                                       13

     "Participant" has the meaning set forth in Section 12.04(c)(i).

     "PBGC" means the Pension  Benefit  Guaranty  Corporation,  or any successor thereto.

     "Person" means any natural person, corporation,  limited liability company, trust, joint venture, association, company, partnership,  Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan, as defined in section 3(2)
of  ERISA,  which  (a)  is  currently  or  hereafter  sponsored,  maintained  or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at
any time during the six calendar  years  preceding  the date hereof,  sponsored, maintained  or  contributed  to by the  Borrower  or a  Subsidiary  or an  ERISA
Affiliate.

     "Post  Default Rate" shall mean, in respect of the principal of any Loan or any other amount  payable by the Borrower under this Agreement or any other Loan
Document,  a rate  per  annum  during  the  period  commencing  on the  date  of occurrence  of an Event of  Default  until  such  amount  is paid in full or all
Events of Default  are cured or waived  equal to the  applicable  rate plus four percent (4%) per annum, but in no event to exceed the Highest Lawful Rate.

     "Property"  means any  interest in any kind of  property or asset,  whether
real,  personal  or  mixed,  or  tangible  or  intangible,   including,  without
limitation, cash, securities, accounts and contract rights.

     "Proved  Developed  Producing  Reserves"  shall  be as  defined  in the SPE definitions.

     "Rating Agencies" has the meaning assigned such term in Section 12.15.

     "Reference  Rate" means the rate of interest per annum  publicly  announced from time to time by  JPMorgan  Chase  Bank as its  prime  rate in effect at its principal  office in New York City;  each change in JPMorgan  Chase Bank's Prime
Rate shall be  effective  from and  including  the date such  change is publicly announced as being effective.

     "Redemption"  means with respect to any Debt, the  repurchase,  redemption, prepayment, repayment or defeasance (or the segregation of funds with respect to any of the  foregoing)  of  such  Debt.  "Redeem"  has the  correlative  meaning thereto.

     "Register"  has the  meaning  assigned  such term in Section  12.04(b)(iv).

     "Regulation D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

     "Related  Parties"  means,  with  respect  to any  specified  Person,  such
Person's Affiliates and the respective directors,  officers,  employees,  agents and advisors (including  attorneys,  accountants and experts) of such Person and such Person's Affiliates.

     "Remedial Work" has the meaning assigned such term in Section 8.10(a).
                                       14

     "Reserve  Report"  means  a  report,  in  form  and  substance   reasonably
satisfactory to the Administrative  Agent, setting forth, as of each January 1st and July 1st the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Subsidiaries,  together with a projection of the rate of production  and  future  net  income,  taxes,  operating  expenses  and  capital expenditures  with  respect  thereto  as of such date,  based  upon the  pricing assumptions provided by Lenders.

     "Residual  Balance" means the balance in the Lockbox Account on the date of in which a Lockbox  Disbursement  is made,  after  the  payment  of the  Lockbox
Disbursements described in subparagraphs (a) through (h).

     "Responsible Officer" means, as to any Person, the Chief Executive Officer, the  President,  any  Financial  Officer or any Vice  President  of such Person.
Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Restricted  Payment" means any dividend or other distribution  (whether in cash,  securities or other Property) with respect to any Equity Interests in the
Borrower,  or any  payment  (whether  in cash,  securities  or other  Property), including  any  sinking  fund or similar  deposit,  on account of the  purchase, redemption,  retirement,  acquisition,  cancellation  or termination of any such
Equity  Interests  in the  Borrower  or any  option,  warrant or other  right to acquire any such Equity Interests in the Borrower.

     "Sales Volume  Schedule" means Schedule 9.01 attached  hereto.

     "SEC"  means  the  Securities  and  Exchange  Commission  or any  successor
Governmental Authority.

     "Securitization" has the meaning assigned such term in Section 12.15.

     "Securitization  Parties"  has the  meaning  assigned  such term in Section
12.15.

     "Security  Instruments"  means  the  Guarantee  and  Collateral  Agreement, mortgages,  deeds of trust and other  agreements,  instruments  or  certificates described  or  referred  to in Exhibit  F-1,  and any and all other  agreements, guarantees,  instruments or certificates now or hereafter executed and delivered by the  Borrower or any other  Person  (other than  Hedging  Contracts  with the
Lenders or any  Affiliate  of a Lender or  participation  or similar  agreements between  any  Lender  and any  other  lender or  creditor  with  respect  to any
Indebtedness  pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness,  the Notes,  this Agreement,  as such agreements may be amended, modified,  supplemented or restated from time to time.

     "SP" means Standard  Poor's Ratings Group, a division of The  McGraw-Hill
Companies,  Inc.,  and any  successor  thereto that is a  nationally  recognized rating agency.

     "SPE Definitions"  means, with respect to any term, the definition  thereof adopted by the Board of Directors,  Society for Petroleum  Engineers (SPE) Inc.,
March 1997.
                                       15

     "Subsidiary"  means:  (a) any  Person of which at least a  majority  of the outstanding  Equity  Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors,  manager or other  governing body of such Person  (irrespective  of whether or not at the time Equity Interests of any other class or classes of such Person  shall have or might have voting power by  reason of the  happening  of any  contingency)  is at the time  directly  or indirectly  owned  or  controlled  by  the  Borrower  or  one  or  more  of  its
Subsidiaries or by the Borrower and one or more of its  Subsidiaries and (b) any partnership  of which  the  Borrower  or any of its  Subsidiaries  is a  general
partner.   Unless  otherwise  indicated  herein,  each  reference  to  the  term
"Subsidiary"shall mean a Subsidiary of the Borrower.

     "Synthetic  Leases" means, in respect of any Person, all leases which shall have been, or should have been, in  accordance  with GAAP,  treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness  for borrowed money for purposes of U.S.  federal income taxes,  if the lessee in respect  thereof is obligated to either  purchase for an amount in excess  of, or pay upon  early  termination  an amount in excess  of, 80% of the residual value of the Property  subject to such operating  lease upon expiration or early termination of such lease.

     "Target Date" means January 27, 2005.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Termination Date" means the earlier of the Maturity Date or the date of an
Event of Default that is continuing and not waived hereunder.

     "Total  Debt"  means,  at any  date,  all  Debt  of the  Borrower  and  the
Consolidated  Subsidiaries on a consolidated basis including, any Debt under any
Hedging  Contracts  (up to a  maximum  amount  of the  lesser of (i) the mark to market  exposure with respect to such Hedging  Contracts or the (ii) the Maximum
Hedging  Exposure (as such term is defined in the  Intercreditor  and Collateral
Agency Agreement).  Notwithstanding the preceding,  Total Debt shall not include any  accounts  payable of the  Borrower or any  consolidated  subsidiary  to the extent that such  accounts  payable have not been  outstanding  for more than 60 days.

     "Total Proved Reserves" shall be as defined in the SPE definitions.

     "Transactions"  means,  with respect to (a) the  Borrower,  the  execution, delivery and  performance  by the Borrower of this Agreement and each other Loan
Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof,  and the grant of Liens by the  Borrower on  Mortgaged  Properties  and
other  Properties  pursuant to the Security  Instruments and (b) each Guarantor, the execution,  delivery and performance by such Guarantor of each Loan Document to which it is a party,  the  guaranteeing  of the  Indebtedness  and the  other obligations  under the Guarantee and Collateral  Agreement by such Guarantor and such  Guarantor's  grant of the security  interests  and provision of collateral thereunder, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.
                                       16

     "Warrant  Agreement"  means  that  certain  Warrant  Agreement  in the Form attached  hereto as Exhibit H from the  Borrower  to each of the  Lenders as the same may be amended, modified or supplemented from time to time.

     "Wholly-Owned  Subsidiary"  means  any  Subsidiary  of  which  all  of  the outstanding  Equity  Interests  (other  than any  directors'  qualifying  shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the  Wholly-Owned  Subsidiaries  or by the Borrower and one or
more of the Wholly-Owned Subsidiaries.

     Section 1.03 Terms  Generally;  Rules of  Construction.  The definitions of terms herein  shall apply  equally to the singular and plural forms of the terms defined.  Whenever  the  context may  require,  any  pronoun  shall  include the corresponding  masculine,  feminine  and  neuter  forms.  The  words  "include",
"includes" and "including" shall be deemed to be followed by the phrase "without limitation".  The word "will"  shall be  construed  to have the same meaning and effect as the word  "shall".  Unless  the  context  requires  otherwise  (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement,  instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference  herein to any law shall be construed as referring to such law as amended, modified,  codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference  herein to any Person shall be construed to include  such  Person's  successors  and assigns  (subject  to the  restrictions contained herein), (d) the words "herein",  "hereof" and "hereunder",  and words of similar import, shall be construed to refer to this Agreement in its entirety
and  not  to  any  particular   provision  hereof,   (e)  with  respect  to  the
determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles,
Sections,  Annexes,  Exhibits  and  Schedules  shall  be  construed  to refer to
Articles  and  Sections  of,  and  Annexes,  Exhibits  and  Schedules  to,  this
Agreement.  No provision of this  Agreement or any other Loan Document  shall be interpreted  or construed  against any Person solely  because such Person or its legal representative drafted such provision.

     Section 1.04 Accounting Terms and  Determinations;  GAAP.  Unless otherwise specified  herein,  all accounting  terms used herein shall be interpreted,  all determinations  with respect to accounting  matters hereunder shall be made, and all financial  statements and certificates  and reports as to financial  matters required to be furnished to the  Administrative  Agent or the Lenders  hereunder shall be prepared,  in accordance with GAAP,  applied on a basis consistent with the  Financial  Statements  except for changes in which  Borrower's  independent certified  public  accountants  concur and that are disclosed to  Administrative
Agent  on the  next  date on  which  financial  statements  are  required  to be delivered to the Lenders pursuant to Section 8.01(a);  provided that, unless the
Borrower and  -------- the Lenders  shall  otherwise  agree in writing,  no such change shall modify or affect the manner in which  compliance with the covenants contained herein is computed such that all such computations  shall be conducted utilizing financial information presented consistently with prior periods.
                                       17

                                   ARTICLE II
                                   The Credits

     Section 2.01  Commitments.  Subject to the terms and  conditions  set forth herein,  each Lender agrees to make a Loan to the Borrower on the Effective Date in an aggregate principal amount equal to the Lender's Commitment; provided that the  aggregate  amount of the Loans of all  Lenders  shall not exceed
$18,000,000. The Borrower may not reborrow any Loan.

     Section 2.02 Loans and Borrowings.

          (a)  Borrowings;  Several  Obligations.  The Loan shall be made by the
     Lenders ratably in accordance with their respective Applicable Percentages.
     The failure of any Lender to make its Loan  required to be made by it shall not relieve any other Lender of its  obligations  hereunder;  provided that the  Commitments  of the  Lenders  are  several  and  no  Lender  shall  be responsible for any other Lender's failure to make its Loan as required.

          (b) Minimum  Amount.  The Borrowing shall be in the full amount of the
     Commitment.

          (c) Notes. The Loan made by each Lender shall be evidenced by a single promissory  note of the  Borrower in  substantially  the form of Exhibit A, dated,  in the case of (i) any Lender  party  hereto as of the date of this
     Agreement,  as of the  date of this  Agreement,  or (ii)  any  Lender  that becomes a party hereto pursuant to an Assignment and Assumption,  as of the effective date of the Assignment  and  Assumption,  payable to the order of such Lender in a principal  amount equal to its Maximum Credit Amount as in effect on such date,  and otherwise duly  completed.  In the event that any
     Lender's  Maximum  Credit  Amount  increases  or  decreases  for any reason
     (whether  pursuant to Section  12.04(b) or  otherwise),  the Borrower shall deliver or cause to be delivered on the effective  date of such increase or decrease,  a new Note  payable to the order of such  Lender in a  principal amount  equal to its Maximum  Credit  Amount  after  giving  effect to such increase or decrease, and otherwise duly completed.

     Section 2.03 Requests for  Borrowings.  The Borrowing shall require advance written  notice  to the  Administrative  Agent and the  Arranger  in the form of
Exhibit B which shall be  irrevocable,  from the  Borrower to be received by the
Administrative  Agent and the Arranger not later than 11:00 a.m. (EST)
at least two  Business  Days prior to the date of the  Borrowing.

     Section 2.04 Funding of Borrowings.

          (a) Funding by Lenders.  Each Lender shall make the Loan to be made by it hereunder on the proposed date thereof by wire - transfer of immediately available  funds by 1:00 p.m.,  New York City time,  to the  account of the
     Administrative  Agent most  recently  designated  by it for such purpose by notice to the  Lenders.  The  Administrative  Agent  will  make such  Loans available to the Borrower by promptly crediting the amounts so received, in like funds,  to an account  designated  by the  Borrower in the  applicable
     Borrowing Request.
                                       18

          (b) Presumption of Funding by the Lenders.  Unless the  Administrative
     Agent shall have  received  notice from a Lender prior to the proposed date of  the  Borrowing  that  such  Lender  will  not  make  available  to  the
     Administrative   Agent  such  Lender's   share  of  such   Borrowing,   the
     Administrative  Agent may  assume  that  such  Lender  has made such  share available  on such date in  accordance  with  Section  2.04(a)  and may, in
     reliance  upon  such   assumption,   make   available  to  the  Borrower  a
     corresponding  amount.  In such event, if a Lender has not in fact made its share of the applicable  Borrowing  available to the Administrative  Agent, then the applicable  Lender and the Borrower  severally agree to pay to the
     Administrative  Agent  forthwith on demand such  corresponding  amount with interest  thereon,  for each day from and including the date such amount is made  available to the Borrower to but excluding the date of payment to the
     Administrative Agent, at (i) in the case of such Lender, the greater of the
     Federal Funds  Effective Rate and a rate  determined by the  Administrative
     Agent in accordance with banking  industry rules on interbank  compensation or (ii) in the case of the Borrower,  the  Applicable  Rate. If such Lender pays such  amount to the  Administrative  Agent,  then  such  amount  shall constitute such Lender's Loan included in such Borrowing.

     Section 2.05  Termination  of  Commitments(a)  . The Lenders  shall have no further Commitments on the Effective Date immediately after the Loan is advanced to the Borrower.  ARTICLE III Payments of Principal  and Interest;  Prepayments;
Fees

     Section  3.01  Repayment  of Loans.  The  Borrower  hereby  unconditionally promises to pay to the  Administrative  Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

     Section 3.02 Interest.

          (a) Loans.  The Loans for the  Borrowing  shall bear  interest  at the
     Applicable  Rate,  but in no event to exceed the Highest  Lawful Rate.

          (b) Interest  Payment  Dates.  Accrued  interest on each Loan shall be payable  in  arrears  on the last  day of each  calendar  month  and on the
     Termination Date;  provided that (i) interest accrued after the Termination
     Date shall be payable on demand,  and (ii) in the event of any repayment or prepayment of any Loan,  accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

          (c)  Interest  Rate  Computations.  All  interest  hereunder  shall be computed on the basis of a year of 360 days,  unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap  year),  and in each case shall be payable for the actual number of days elapsed  (including the first day but excluding the last day).

     Section 3.03 Prepayments.

          (a) Optional  Prepayments.  The  Borrower  shall have the right at any time and from time to time to  prepay  any  Borrowing  in whole or in part, subject to prior notice in accordance with Section 3.03(b).

          (b) Notice and Terms of Optional Prepayment. Each prepayment permitted hereunder shall require not less than three (3) Business Day's prior notice to the  Administrative  Agent and the Arranger,  which notice shall specify the  prepayment  date (which shall be a Business Day) and the amount of the prepayment.  Each such notice shall be irrevocable  and effective only upon receipt by the Administrative Agent and the Arranger.  Each prepayment of a
     Borrowing  shall be applied  ratably to the Loans  included  in the prepaid
     Borrowing.  Prepayments  shall be  accompanied  by accrued  interest to the extent required by Section 3.02
                                       19

          (c) No Premium or Penalty.  Prepayments  permitted  under this Section
     3.03 shall be without premium or penalty.

     Section 3.04 Cash Sweep. If the  Indebtedness  has not been paid in full as of the Target Date or any Event of Default  shall occur and be  continuing,  (i)
prior to the  Target  Date,  or upon the  date of an  occurrence  of an Event of
Default,  Borrower shall establish and maintain,  at the Borrower's  expense, an account under the Administrative  Agent's control (the "Lockbox Account") with a bank reasonably  acceptable to the Administrative Agent that has entered into an account agreement satisfactory to the Administrative Agent pursuant to which all
Cash Receipts to be received by the Borrower  shall be deposited,  (ii) Borrower shall  direct each payor of any Cash  Receipts  at such time to make  payment to such Lockbox  Account,  and (iii) the Borrower shall pay principal  (through the
Administrative   Agent   directing   payment  of  such   amounts  as  a  Lockbox
Disbursement)  by an amount equal to 100% of the Residual Balance in the Lockbox
Account,  after the Maturity  Date or any Event of Default  that is  continuing.
Section  3.05  Mandatory   Repayments.   In  the  event  that  Borrower  or  its
Subsidiaries  sell,  assign  or  otherwise  dispose  of any of their Oil and Gas
Properties,  then the  Borrower  shall  prepay the Loan on the date such sale or other disposition of the Oil and Gas Properties occur in an aggregate  principal amount equal to the proceeds of such sale or disposition.

     Section 3.06 Fees.

          (a) Commitment Fee. The Borrower  agrees to pay to the  Administrative
     Agent for the account of each Lender on the Effective Date a commitment fee of $180,000.

          (b)   Administrative   Fee.  The   Borrower   agrees  to  pay  to  the
     Administrative Agent, for the account of each Lender a quarterly fee in the amount of  $25,000  payable on the  Effective  Date and on the first day of each fiscal quarter thereafter.

          (c) Termination  Fee. On the earlier of the Maturity Date or any other date in which the loans are paid in full, the Borrower agrees to pay to the
     Administrative  Agent,  for the account of each Lender a termination fee in the amount of $360,000 on such date.

               (d)   Origination   Fee.  The  Borrower  agrees  to  pay  to  the
          Administrative  Agent for the account of each Lender on the  Effective
          Date an origination fee of $1,000,000.
                                       20

                                   ARTICLE IV
               Payments; Pro Rata Treatment; Sharing of Set-offs.

     Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

          (a) Payments by the  Borrower.  The  Borrower  shall make each payment required to be made by it hereunder (whether of principal,  interest, fees, or of amounts payable under Section 5.01,  Section 5.02 or otherwise) prior to 12:00 noon,  New York City time,  on the date when due,  in  immediately
     available  funds,  without  defense,  deduction,   recoupment,  set-off  or
     counterclaim.   Fees,  once  paid,   shall  not  be  refundable  under  any
     circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative  Agent, be deemed to have been received on the next  succeeding  Business  Day for  purposes of  calculating  interest thereon. All such payments shall be made to the Administrative Agent at its offices  specified  in Section  12.01,  except  that  payments  pursuant to
     Section 5.01,  Section 5.02 and Section 12.03 shall be made directly to the
     Persons entitled  thereto.  The  Administrative  Agent shall distribute any such  payments  received by it for the  account of any other  Person to the appropriate  recipient promptly  following receipt thereof.  If any payment hereunder  shall be due on a day that is not a Business  Day,  the date for payment shall be extended to the next succeeding  Business Day, and, in the case of any payment  accruing  interest,  interest thereon shall be payable for the period of such extension.  All payments  hereunder shall be made in dollars.

          (b) Application of Insufficient  Payments. If at any time insufficient funds are  received by and  available  to the  Administrative  Agent to pay fully all amounts of principal,  interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due  hereunder,  ratably among the parties  entitled  thereto in accordance with the amounts of interest  and fees then due to such  parties,  and (ii)
     second, towards payment of principal then due hereunder,  ratably among the parties  entitled  thereto in accordance with the amounts of principal then due to such parties.

          (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of  set-off  or  counterclaim  or  otherwise,  obtain  payment in respect of any  principal  of or interest on any of its Loans  resulting in such Lender  receiving  payment of a greater  proportion  of the  aggregate amount  of its Loans  and  accrued  interest  thereon  than the  proportion received  by any other  Lender,  then the  Lender  receiving  such  greater proportion  shall purchase (for cash at face value)  participations  in the
     Loans of other  Lenders to the extent  necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate  amount of principal of and accrued  interest on their respective
     Loans;  provided that (i) if any such  participations are purchased and all or any  portion of the  payment  giving  rise  thereto is  recovered,  such participations  shall be rescinded and the purchase  price  restored to the extent of such recovery,  without interest, and (ii) the provisions of this
     Section  4.01(c) shall not be construed to apply to any payment made by the
     Borrower  pursuant  to and in  accordance  with the  express  terms of this
     Agreement  or any  payment  obtained by a Lender as  consideration  for the assignment  of or  sale  of a  participation  in any of  its  Loans  to any assignee or  participant,  other than to the Borrower or any  Subsidiary or
     Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may  effectively do so under  applicable  law, that any Lender  acquiring a participation  pursuant to the foregoing  arrangements may exercise against the  Borrower  rights of  set-off  and  counterclaim  with  respect to such participation  as fully as if such  Lender  were a direct  creditor  of the
     Borrower in the amount of such participation. 21

     Section  4.02   Presumption   of  Payment  by  the  Borrower.   Unless  the
Administrative  Agent shall have received  notice from the Borrower prior to the date on which any payment is due to the Administrative  Agent for the account of the Lenders that the Borrower  will not make such  payment,  the  Administrative
Agent  may  assume  that the  Borrower  has made  such  payment  on such date in accordance herewith and may, in reliance upon such assumption, distribute to the
Lenders the amount due. In such event, if the Borrower has not in fact made such
payment,   then  each  of  the  Lenders   severally   agrees  to  repay  to  the
Administrative  Agent  forthwith  on demand  the amount so  distributed  to such
Lender with  interest  thereon,  for each day from and  including  the date such amount  is  distributed  to it to but  excluding  the  date  of  payment  to the
Administrative  Agent,  at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative  Agent in accordance with banking industry rules  on  interbank  compensation.  Section

     4.03 Certain  Deductions by the  Administrative  Agent. If any Lender shall fail to make any payment  required to be made by it pursuant to Section  2.04(b)
or  Section  4.02  then  the   Administrative   Agent  may,  in  its  discretion
(notwithstanding  any contrary provision  hereof),  apply any amounts thereafter received by the  Administrative  Agent for the account of such Lender to satisfy such  Lender's  obligations  under  such  Sections  until  all such  unsatisfied obligations are fully paid.
                                   ARTICLE V
                             Increased Costs; Taxes

     Section 5.01 Increased Costs.

          (a) Capital Requirements.  If any Lender determines that any Change in
     Law regarding capital requirements has or would have the effect of reducing the rate of return  on such  Lender's  capital  or on the  capital  of such
     Lender's holding company, if any, as a consequence of this Agreement or the
     Loans made by Lenders hereunder, to a level below that which such Lender or such  Lender's  holding  company could have achieved but for such Change in
     Law (taking into  consideration  such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy),  then from time to time the Borrower will pay to such Lender, as the case may be, such additional  amount  or  amounts  as will  compensate  such  Lender  or such
     Lender's holding company for any such reduction suffered.

          (b)  Certificates.  A certificate of a Lender setting forth the amount or amounts  necessary to compensate such Lender or its holding company,  as the case may be, as specified in the immediately  preceding  subsection (a)
     shall be delivered to the Borrower and shall be conclusive  absent manifest error.  The  Borrower  shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (c) Effect of Failure or Delay in Requesting Compensation.  Failure or
     delay on the part of any  Lender to demand  compensation  pursuant  to this
     Section 5.01 shall not constitute a waiver of such Lender's right to demand such compensation.
                                       22

          Section 5.02 Taxes.

     (a)  Payments  Free of Taxes.  Any and all payments by or on account of any obligation  of the Borrower or any Guarantor  under any Loan  Document  shall be made free and clear of and without  deduction for any Indemnified Taxes or Other
Taxes;  provided  that if the  Borrower  or any  Guarantor  shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable  shall be  increased  as  necessary  so that after  making all  required deductions  (including  deductions  applicable to additional  sums payable under this Section 5.02(a)),  the Administrative  Agent or Lender (as the case may be)
receives  an  amount  equal  to the  sum it  would  have  received  had no  such deductions  been  made,  (ii) the  Borrower  or such  Guarantor  shall make such deductions  and (iii) the Borrower or such  Guarantor  shall pay the full amount deducted to the relevant  Governmental  Authority in accordance  with applicable law.  (b) Payment of Other Taxes by the  Borrower.  The  Borrower  shall pay any
Other Taxes to the relevant Governmental Authority in accordance with applicable law.
     (c)  Indemnification  by the  Borrower.  The Borrower  shall  indemnify the
Administrative  Agent  and each  Lender  within  10 days  after  written  demand therefore,  for the full amount of any Indemnified  Taxes or Other Taxes paid by the Administrative  Agent or such Lender, as the case may be, on or with respect to any  payment by or on account of any  obligation  of the  Borrower  hereunder
(including   Indemnified  Taxes  or  Other  Taxes  imposed  or  asserted  on  or attributable  to amounts  payable  under this Section  5.02) and any  penalties, interest and  reasonable  expenses  arising  therefrom or with respect  thereto, whether or not such  Indemnified  Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the
Administrative  Agent or a Lender as to the amount of such  payment or liability under  this  Section  5.02  shall be  delivered  to the  Borrower  and  shall be conclusive absent manifest error.

     (d)  Evidence  of  Payments.  As soon as  practicable  after any payment of
Indemnified  Taxes  or  Other  Taxes  by  the  Borrower  or  a  Guarantor  to  a
Governmental  Authority,  the Borrower shall deliver to the Administrative Agent the  original  or a  certified  copy of a receipt  issued  by such  Governmental
Authority  evidencing such payment,  a copy of the return reporting such payment or other evidence of such payment reasonably  satisfactory to the Administrative
Agent. ARTICLE VI Conditions Precedent

     Section 6.01 Effective  Date. The  obligations of the Lenders to make Loans hereunder  shall  not  become  effective  until  the date on  which  each of the following  conditions is satisfied (or waived in accordance with Section 12.02):

     (a) The  Administrative  Agent,  the  Arranger  and the Lenders  shall have received all fees and other amounts due and payable on or prior to the Effective
Date,  including,  to the  extent  invoiced,  reimbursement  or  payment  of all out-of-pocket  expenses  required  to be  reimbursed  or  paid  by the  Borrower hereunder.
                                       23

          (b) The Administrative  Agent shall have received a certificate of the
     Secretary  or an Assistant  Secretary  of the  Borrower and each  Guarantor setting forth (i) resolutions of its board of directors,  members, managers
     (or  other  equivalent  body)  with  respect  to the  authorization  of the
     Borrower or such  Guarantor  to execute and deliver the Loan  Documents  to which it is a party  and to enter  into the  transactions  contemplated  in those  documents,  (ii) the  officers  or other  authorized  persons of the
     Borrower  or such  Guarantor  (y)  who are  authorized  to  sign  the  Loan
     Documents  to which the  Borrower or such  Guarantor is a party and (z) who will,  until  replaced by another  officer or officers or other  authorized persons duly authorized for that purpose, act as its representative for the purposes of signing  documents and giving notices and other  communications in connection with this Agreement and the transactions contemplated hereby,
     (iii) specimen  signatures of such authorized  officers or other authorized
     persons,   and  (iv)  the  articles  or  certificate  of  incorporation  or formations and bylaws,  regulations or operating  agreement (as applicable)
     of the Borrower and such  Guarantor,  certified as being true and complete.
     The  Administrative  Agent and the  Lenders may  conclusively  rely on such certificate until the Administrative  Agent receives notice in writing from the Borrower to the contrary.

          (c) The Administrative  Agent shall have received  certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

          (d)  The  Administrative   Agent  shall  have  received  a  compliance
     certificate which shall be substantially in the form of Exhibit D, duly and properly  executed  by a  Responsible  Officer  and dated as of the date of
     Effective Date.

          (e) The  Administrative  Agent  shall  have  received  from each party
     hereto   counterparts   (in  such  number  as  may  be   requested  by  the
     Administrative Agent) of this Agreement signed on behalf of such party.

          (f) The  Administrative  Agent shall have received duly executed Notes payable  to the order of each  Lender in a  principal  amount  equal to its
     Maximum Credit Amount dated as of the date hereof.

          (g) The Borrower  shall have delivered to the  Administrative  Agent a
     Borrowing Request in the amount of $18,000,000.

          (h) The  Administrative  Agent  shall have  received  from Parent duly executed counterparts of the Warrant Agreement for each Lender.

          (i) The  Administrative  Agent  shall  have  received  from each party thereto duly executed  counterparts  (in such number as may be requested by the  Administrative  Agent)  of the  Security  Instruments,  including  the
     Guarantee  and  Collateral  Agreement  and the other  Security  Instruments described on Exhibit F-1. In connection  with the execution and delivery of the Security Instruments, the Administrative Agent shall:

          (i) be reasonably satisfied that the Security Instruments create first priority,  perfected Liens on the Collateral, such Liens being subject only to Excepted  Liens  identified in clauses (a) through (e) of the definition thereof, but subject to the provisos at the end of such definition; and
                                       24

     (ii) have received certificates,  together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity
Interests of each of the Borrower and each of its Subsidiaries.

          (j) The  Administrative  Agent  shall have  received an opinion of (i)
     Fuqua  Keim, L.L.P., special counsel to the Borrower, substantially in the form of Exhibit  E-1  hereto,  and local  counsel in each of the  following states: Louisiana and Colorado and any other jurisdictions requested by the
     Administrative Agent, substantially in the form of Exhibit E-2.

          (k) The  Administrative  Agent shall have  received a  certificate  of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.13.

          (l) The Administrative  Agent shall have received title information as the  Administrative  Agent may require  satisfactory to the  Administrative
     Agent  setting  forth  the  status  of title to the Oil and Gas  Properties evaluated in the Initial Reserve Report.

          (m) The Administrative Agent shall be satisfied with the environmental
     condition  of  the  Oil  and  Gas   Properties  of  the  Borrower  and  its
     Subsidiaries  and have received a Phase I Environmental  Report in form and scope satisfactory to the Administrative Agent and the Lenders with respect to such Oil and Gas Properties.

          (n) The  Administrative  Agent shall have received a certificate  of a
     Responsible  Officer of the Borrower  certifying  that the Borrower and its
     Subsidiaries  has received all consents and  approvals  required by Section
     7.03.

          (o) The  Administrative  Agent shall have  received (i) the  financial statements referred to in Section 7.04(a),  (ii) the Initial Reserve Report
     accompanied  by a  certificate  covering  the matters  described in Section
     8.12(b),  (iii) copies of all material contracts or agreements,  including, but not  limited  to, all  operating  agreements  covering  the Oil and Gas
     Properties,  as  well  as all  marketing,  transportation,  and  processing agreements related to such Oil and Gas Properties.

          (p) The  Administrative  Agent  shall have  received  appropriate  UCC search  certificates  reflecting no prior Liens  encumbering the Properties the Borrower and the Subsidiaries for each of the following  jurisdictions:
     Texas,  Louisiana and Colorado and any other jurisdiction  requested by the
     Administrative Agent.

          (q) The  Administrative  Agent shall have  received  evidence that the
     Borrower and/or its Subsidiaries has purchased Hedging Contracts acceptable to  Administrative  Agent and the  Arranger  (i) with one or more  Approved
     Counterparties,  and (ii) that have aggregate  notional volumes of not less than 70% of the reasonably  estimated projected  Hydrocarbon  production of currently  producing wells of Borrower for a minimum of the first 18 months following the date hereof.

          (r) The  Administrative  Agent  shall be  satisfied  that there are no negative  price  deviations  in the oil and gas  prices  that  would have a
     Material   Adverse   Effect  on  the  value  of  the   Borrower's  and  its
     Subsidiaries' Oil and Gas Properties.
                                       25

          (s) The Administrative Agent shall be satisfied that there has been no
     Material Adverse Effect to the Borrower and its Subsidiaries since February
     1, 2004.

          (t) The  Administrative  Agent shall have received  Letters-in-Lieu in the  form  of  Exhibit  I  executed  in  blank  by  the  Borrower  and  its
     Subsidiaries,  in such quantity as the Administrative  Agent may reasonably request.

          (u) Since  February 1, 2004,  there shall not have been any disruption or adverse change in the financial or capital markets.

          (v)  Completion  by the  Administrative  Agent  and the  Lenders  of a
     satisfactory due diligence review, including, but not limited to the review of all engineering,  operations,  land, title,  environmental and financial data or information.

          (w)  Satisfactory  due  diligence  review  of the  Borrower's  and its
     Subsidiaries   material   agreements,   including,   but  not  limited  to,
     satisfactory review of the operating  agreements  governing the Oil and Gas
     Properties, marketing agreements,  transportation agreements and processing agreements.

          (x)  The  Borrower  and  the  Lenders   shall  have  agreed  upon  the
     Development Plan.

          (y) The  Administrative  Agent  shall have  received a letter  from Ct
     Corporation  evidencing  the  appointment  of CT  Corporation as authorized agent for service of process on each of the Borrower and each Guarantor (as defined in the Guarantee and Collateral Agreement) under each Loan Document to which it is a party.

          (z) The  Administrative  Agent and [Macquarie] shall have entered into an  Intercreditor  Agreement  satisfactory  to  Administrative  Agent  with respect to the Liens supporting the Hedging Contracts with [Macquarie].

          (aa) The  Administrative  Agent  shall  have  received  copies  of the
     Assignments  from  Dutch  West Oil  Gas to the  Borrower  with  respect to certain of its oil and gas properties in form and substance satisfactory to the Administrative Agent.

          (bb) The Administrative Agent shall have received such other documents as the Administrative  Agent or special counsel to the Administrative Agent may reasonably request.

     The  Administrative  Agent shall notify the Borrower and the Lenders of the
Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing,  the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section  12.02) at or prior to 2:00 p.m., New York City time, on May
1, 2004 (and, in the event such  conditions are not so satisfied or waived,  the
Commitments shall terminate at such time).
                                       26

                                  ARTICLE VII
                         Representations and Warranties

     The  Borrower  represents  and warrants to the Lenders  that:

     Section  7.01   Organization;   Powers.   Each  of  the  Borrower  and  the
Subsidiaries is duly organized,  validly existing and in good standing under the laws of the  jurisdiction  of its  organization,  has all  requisite  power  and authority, and has all material governmental licenses, authorizations,  consents and approvals  necessary,  to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required,  except where failure to have
such  power,  authority,  licenses,  authorizations,   consents,  approvals  and
qualifications  could not  reasonably  be  expected  to have a Material  Adverse
Effect.

     Section 7.02 Authority;  Enforceability.  The  Transactions  are within the
Borrower's and each  Guarantor's  corporate or other  organizational  powers and have been duly authorized by all necessary  corporate or company, as applicable, and, if required,  stockholder  or  member/manager  action  (including,  without limitation,  any action  required to be taken by any class of  directors  of the
Borrower,  whether  interested  or  disinterested,  in order to  ensure  the due authorization of the Transactions). Each Loan Document to which the Borrower and each  Guarantor is a party has been duly  executed and delivered by the Borrower and such Guarantor and constitutes a legal,  valid and binding obligation of the
Borrower and such Guarantor,  as applicable,  enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,  moratorium or other laws  affecting  creditors'  rights  generally  and  subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 7.03 Approvals;  No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including  shareholders or any class of directors,  whether interested or disinterested,  or members of the
Borrower or any other Person), nor is any such consent, approval,  registration, filing or other action necessary for the validity or  enforceability of any Loan
Document or the consummation of the transactions  contemplated  thereby,  except such as have been  obtained or made and are in full force and effect  other than
(i) the  recording  and filing of the Security  Instruments  as required by this
Agreement and (ii) those third party  approvals or consents that, if not made or obtained, would not cause a Default hereunder,  could not reasonably be expected to have a  Material  Adverse  Effect  or do not have an  adverse  effect  on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation  or the  charter,  by-laws or other  organizational  documents of the
Borrower or any Subsidiary or any order of any Governmental Authority,  (c) will not  violate  or result in a default  under any  indenture,  agreement  or other instrument  binding upon the Borrower or any  Subsidiary or its  Properties,  or give  rise  to a right  thereunder  to  require  any  payment  to be made by the
Borrower  or  such  Subsidiary  and (d)  will  not  result  in the  creation  or imposition of any Lien on any Property of the Borrower or any Subsidiary  (other than the Liens created by the Loan Documents).
                                       27

     Section 7.04 Financial Condition; No Material Adverse Change.

          (a) The Borrower has heretofore  furnished to the Administrative Agent and the Arranger its  consolidated  balance sheet and statements of income, stockholders  equity and cash flows for the Borrower  and its  Consolidated
     Subsidiaries  (i) as of and for the fiscal year ended 2003,  reported on by
     Weaver and Tidwell,  L.L.P.,  independent public accountants,  certified by its chief financial officer.  Such financial  statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower  and its  Consolidated  Subsidiaries  as of such dates and for such  periods in  accordance  with GAAP,  subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

          (b) Since December 31, 2003, (i) there has been no event,  development or  circumstance  that has had or could  reasonably  be  expected to have a
     Material  Adverse  Effect and (ii) the  business  of the  Borrower  and its
     Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

          (c) Neither the Borrower nor any of its  Subsidiaries  has on the date hereof any material  Debt  (including  Disqualified  Capital  Stock) or any contingent  liabilities,  off-balance  sheet  liabilities or  partnerships,
     liabilities  for  taxes,  unusual  forward  or  long-term   commitments  or
     unrealized or anticipated losses from any unfavorable  commitments,  except as referred to or reflected or provided for in the Financial Statements.

     Section 7.05 Litigation.

          (a) Except as set forth on Schedule 7.05, there are no actions, suits, investigations  or proceedings by or before any arbitrator or  Governmental
     Authority pending against or, to the knowledge of the Borrower,  threatened against  or  affecting  the  Borrower  or any  Subsidiary  (i) is not fully covered by insurance (except for normal deductibles), (ii) that involve any
     Loan Document or the Transactions.

          (b)  Since  the date of this  Agreement,  there  has been no  negative
     change  in  the  status  of  the  matters   disclosed  in  Schedule   7.05.

     Section 7.06 Environmental Matters. Except as set forth on Schedule 7.06:

          (a) neither any  Property of the  Borrower or any  Subsidiary  nor the
     operations  conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

          (b) no Property of the Borrower or any  Subsidiary  nor the operations currently  conducted  thereon or, to the knowledge of the Borrower,  by any prior owner or operator of such Property or operation,  are in violation of
     or  subject  to  any  existing,   pending  or  threatened   action,   suit,
     investigation, inquiry or proceeding by or before any court or Governmental
     Authority or to any remedial obligations under Environmental Laws.

          (c) all notices, permits, licenses,  exemptions,  approvals or similar authorizations, if any, required to be obtained or filed in connection with the  operation  or use of any and all  Property  of the  Borrower  and each
     Subsidiary,  including,  without  limitation,  past or  present  treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed, and the
     Borrower  and  each  Subsidiary  are  in  compliance  with  the  terms  and
     conditions   of  all  such   notices,   permits,   licenses   and   similar
     authorizations.
                                       28

          (d) all hazardous  substances,  solid waste and oil and gas waste,  if any,  generated at any and all  Property of the Borrower or any  Subsidiary
     have in the past been  transported,  treated and disposed of in  accordance with  Environmental  Laws and so as not to pose an imminent and substantial endangerment  to public health or welfare or the  environment,  and, to the knowledge of the Borrower,  all such  transport  carriers and treatment and disposal  facilities  have  been  and  are  operating  in  compliance  with
     Environmental  Laws  and so as not to  pose  an  imminent  and  substantial endangerment  to public health or welfare or the  environment,  and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental  Authority in connection with any Environmental
     Laws.

          (e) the Borrower has taken all steps reasonably necessary to determine and has determined that no oil,  hazardous  substances,  solid waste or oil and gas waste,  have been  disposed of or otherwise  released and there has been no threatened release of any oil, hazardous substances, solid waste or oil and gas waste on or to any Property of the  Borrower or any  Subsidiary
     except  in  compliance  with  Environmental  Laws  and so as not to pose an imminent and  substantial  endangerment  to public health or welfare or the environment.

          (f) to the extent  applicable,  all  Property of the Borrower and each
     Subsidiary  currently  satisfies  all  design,   operation,  and  equipment
     requirements  imposed by the OPA, and the Borrower does not have any reason to believe that such  Property,  to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement.

          (g) neither the Borrower nor any Subsidiary  has any known  contingent liability or Remedial  Work in  connection  with any release or  threatened release of any oil, hazardous  substance,  solid waste or oil and gas waste into the environment.

          (h) neither the Borrower's nor any Subsidiary's oil and gas operations on its  Oil  and  Gas  Properties  will  be  subject  to any  environmental assessment  requirements under the National Environmental Policy Act or any analogous  Governmental  Regulation  or any other  environmental  review or assessment  requirements in excess of  environmental  review and assessment requirements  required in  connection  with  Borrower and its  Subsidiaries obtaining any permits or other required in completing recent wells on their
     Oil and Gas Policies.

     Section 7.07 Compliance with the Laws and Agreements; No Defaults.

          (a) Each of the Borrower and each Subsidiary is in compliance with all
     Governmental  Requirements  applicable  to  it  or  its  Property  and  all agreements  and other  instruments  binding  upon it or its  Property,  and possesses  all licenses,  permits,  franchises,  exemptions,  approvals and other  governmental  authorizations  necessary  for  the  ownership  of its
     Property and the conduct of its business.
                                       29

          (b) Neither the Borrower nor any  Subsidiary is in default nor has any event  or  circumstance  occurred  that,  but  for  the  expiration  of any applicable grace period or the giving of notice,  or both, would constitute a default or would  require the Borrower or a Subsidiary  to Redeem or make any  offer to  Redeem  under  any  indenture,  note,  credit  agreement  or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Subsidiary or any of their Properties is bound.

          (c) No Default has occurred and is continuing.

     Section  7.08  Investment   Company  Act.  Neither  the  Borrower  nor  any
Subsidiary  is  an  "investment   company"  or  a  company  "controlled"  by  an
"investment company," within the meaning of, or subject to regulation under, the
Investment Company Act of 1940, as amended.

     Section 7.09 Public Utility Holding  Company Act.  Neither the Borrower nor
any Subsidiary is a "holding  company," or a "subsidiary  company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company"
of a "holding  company," or a "public utility" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     Section 7.10 Taxes.  Each of the Borrower and its  Subsidiaries  has timely filed or caused to be filed all Tax returns  and  reports  required to have been filed and has paid or caused to be paid all Taxes  required to have been paid by it,  except  Taxes  that  are  being  contested  in good  faith  by  appropriate proceedings and for which the Borrower or such  Subsidiary,  as applicable,  has set aside on its books adequate  reserves in accordance  with GAAP in an account controlled by  Administrative  Agent. The charges,  accruals and reserves on the books of the  Borrower  and its  Subsidiaries  in  respect  of Taxes  and  other governmental  charges are, in the reasonable opinion of the Borrower,  adequate.
No Tax Lien has been filed and, to the  knowledge of the  Borrower,  no claim is being asserted with respect to any such Tax or other such governmental charge.

     Section 7.11 ERISA.

          (a) The  Borrower,  the  Subsidiaries  and each ERISA  Affiliate  have complied in all material  respects with ERISA and,  where  applicable,  the
     Code regarding each Plan.

          (b) Each Plan is, and has been,  maintained in substantial  compliance with ERISA and, where applicable, the Code.

          (c) No act, omission or transaction has occurred which could result in imposition on the Borrower,  any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed  pursuant to subsections  (c),  (i) or (l) of  section  502 of  ERISA  or a tax  imposed pursuant  to  Chapter  43 of  Subtitle  D of the  Code  or (ii)  breach  of fiduciary duty liability damages under section 409 of ERISA.

          (d) No Plan  (other  than a  defined  contribution  plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current  premiums that are not past due) by the Borrower,  any  Subsidiary or any ERISA  Affiliate
     has been or is  expected  by the  Borrower,  any  Subsidiary  or any  ERISA
     Affiliate  to be  incurred  with  respect to any Plan.  No ERISA Event with respect to any Plan has occurred.
                                       30

          (e) Full  payment  when due has been  made of all  amounts  which  the
     Borrower,  the  Subsidiaries  or any ERISA  Affiliate is required under the terms of each Plan or applicable law to have paid as  contributions to such
     Plan as of the date  hereof,  and no  accumulated  funding  deficiency  (as defined in section 302 of ERISA and  section  412 of the Code),  whether or not waived, exists with respect to any Plan.

          (f) The actuarial present value of the benefit  liabilities under each
     Plan which is  subject to Title IV of ERISA does not,  as of the end of the
     Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of
     ERISA)  of such  Plan  allocable  to such  benefit  liabilities.  The  term
     "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

          (g) Neither the Borrower,  the  Subsidiaries  nor any ERISA  Affiliate
     sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including,  without limitation,  any such plan maintained to provide  benefits to former  employees of such entities, that may not be  terminated  by the  Borrower,  a  Subsidiary  or any ERISA
     Affiliate  in  its  sole  discretion  at  any  time  without  any  material liability.

          (h) Neither the Borrower,  the  Subsidiaries  nor any ERISA  Affiliate
     sponsors,  maintains or contributes  to, or has at any time in the six-year period preceding the date hereof  sponsored,  maintained or contributed to, any Multiemployer Plan.

          (i) Neither the Borrower,  the Subsidiaries nor any ERISA Affiliate is
     required to provide security under section  401(a)(29) of the Code due to a
     Plan  amendment  that results in an increase in current  liability  for the
     Plan.

     Section  7.12  Disclosure;  No Material  Misstatements.  The  Borrower  has
disclosed  to  the  Administrative  Agent,  the  Arranger,  or the  Lenders  all
agreements,  instruments and corporate or other  restrictions to which it or any of its  Subsidiaries  is  subject,  and all  other  matters  known to it,  that, individually  or in the aggregate,  could  reasonably be expected to result in a
Material  Adverse  Effect.  None of the  other  reports,  financial  statements, certificates or other  information  furnished by or on behalf of the Borrower or any  Subsidiary  to the  Administrative  Agent  or any of  their  Affiliates  in connection  with the negotiation of this Agreement or any other Loan Document or
delivered   hereunder  or  under  any  other  Loan   Document  (as  modified  or
supplemented   by  other   information  so  furnished)   contains  any  material
misstatement  of fact or omits to state any material fact  necessary to make the statements  therein,  in the light of the  circumstances  under  which they were made,  not  misleading;  provided  that,  with  respect to  projected  financial information,  the Borrower represents only that such information was prepared in good faith based upon  assumptions  believed to be reasonable at the time. There is no fact peculiar to the Borrower or any Subsidiary  which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a  Material  Adverse  Effect  and  which  has not been set forth in this
Agreement  or the  Loan  Documents  or the  other  documents,  certificates  and statements furnished to the Administrative Agent or the Arranger by or on behalf of the Borrower or any Subsidiary prior to, or on, the date hereof in connection
with  the  transactions   contemplated   hereby.  There  are  no  statements  or
conclusions  in any  Reserve  Report  that are based upon or include  misleading information  or fail to take into account  material  information  regarding  the matters reported therein. Section
                                       31

     7.13  Insurance.  Schedule  7.13 attached  hereto  contains an accurate and complete  description  of all material  policies of fire,  liability,  workmen's compensation and other forms of insurance that are owned or held by or on behalf of the Borrower and its  Subsidiaries.  All such  policies are in full force and effect,  all  premiums  with  respect  thereto  covering  all  periods up to and including the date of the closing have been paid, and no notice of  cancellation or termination has been received with respect to any such policy.  Such policies are sufficient  for compliance  with all  Governmental  Requirements  and of all agreements  to which the  Borrower or any of its  Subsidiaries  is a party;  are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Borrower and its  Subsidiaries  in at least such amounts and against at least such risks (but  including in any event public liability) as are usually  insured against in the same general area by companies engaged in the same or a similar  business for the assets and  operations of the
Borrower;  will remain in full force and effect through the respective dates set forth in Schedule 7.13 without the payment of additional premiums;  and will not in any way be affected by, or terminate or lapse by reason of, the  transactions contemplated by this Agreement and the Loan  Documents.  None of the Borrower or
any of its Subsidiaries  (and to Borrower's  knowledge no prior owner of the Oil and Gas Properties) has been refused any insurance with respect to its assets or operations,  nor has it been limited below usual and customary policy limits, by an insurance  carrier to which it has applied for any insurance or with which it has carried insurance during the last three years. The Administrative  Agent and the Lenders have been named as additional  insureds in respect of such liability insurance  policies  and the  Administrative  Agent has been named as loss payee with respect to Property loss insurance.

     Section  7.14  Restriction  on Liens.  Neither the  Borrower nor any of the
Subsidiaries is a party to any material agreement or arrangement,  or subject to any order,  judgment,  writ or decree,  that  either  restricts  or  purports to restrict its ability to grant Liens to the Administrative  Agent and the Lenders on or in respect of their  Properties  to secure the  Indebtedness  and the Loan
Documents.

     Section  7.15  Subsidiaries.  Except  as set  forth  on  Schedule  7.15 the
Borrower has no Subsidiaries and Borrower's Subsidiaries have no Subsidiaries.

     Section 7.16 Location of Business and Offices. The Borrower's  jurisdiction of  organization  is Texas,  the name of the  Borrower  as listed in the  public records of its  jurisdiction of organization is GulfWest Oil  Gas Company;  and the organizational  identification number of the Borrower in its jurisdiction of organization is 0152508500 (or, in each case, as set forth in a notice delivered to the  Administrative  Agent  pursuant to Section  8.01(o) in  accordance  with
Section 12.01).  The Borrower's  principal place of business and chief executive offices are located at the address  specified in Section  12.01 (or as set forth in a notice delivered  pursuant to Section 8.01(o) and Section  12.01(c)).  Each
Subsidiary's jurisdiction of organization,  name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction  of  organization,  and the  location  of its  principal  place  of business and chief executive  office is stated on Schedule 7.15 (or as set forth in a notice delivered pursuant to
Section 8.01(o)).
                                       32

     Section 7.17 Properties; Titles, Etc.

          (a) After giving full effect to the Excepted  Liens and except for the
     ORRI Conveyance,  the Borrower owns the working interests and net interests in production  attributable to the Oil and Gas Properties  reflected in the
     Initial  Reserve Report and set forth in Schedule 7.17 and the ownership of such Oil and Gas Properties  shall not in any material respect obligate the
     Borrower and its  Subsidiaries  to bear the costs and expenses  relating to the  maintenance,  development  and  operations of each such Property in an amount in excess of the working  interest of each Oil and Gas  Property set forth in Schedule  7.17.  All  information  contained in the most  recently delivered Reserve Report is true and correct in all material respects as of the date thereof.  No litigation  or claims are currently  pending,  or the best  knowledge  of the  Borrower,  threatened  which  would  question  the
     Borrower's or its Subsidiaries title to the Oil and Gas Properties. (b) All leases and agreements referenced in the Initial Reserve Report delivered in connection with the Initial Funding are valid and subsisting, in full force and effect and there exists no default or event or circumstance  which with the  giving of notice or the  passage  of time or both would give rise to a default under any such lease or leases,  which would affect in any material respect the conduct of the business of the Borrower.

          (c) The Property  presently owned,  leased or licensed by the Borrower and its  Subsidiaries  including,  without  limitation,  all  easements and rights of way, is all of the Property  necessary to permit the Borrower and its Subsidiaries to conduct their business in all material  respects in the manner contemplated by the Transaction Documents.

          (d) All fixtures,  improvements and personal  property included in the
     Properties  of  the  Borrower  and  its  Affiliates  which  are  reasonably necessary for the  operation of its business are in good working  condition and are maintained in accordance with prudent business standards.

          (e) The Borrower and each Subsidiary  owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material  to its  business,  and the use thereof by the  Borrower  and such
     Subsidiary  does not  infringe  upon the  rights of any other  Person.  The
     Borrower and its  Subsidiaries  either own or have valid  licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps,  interpretations and other technical  information used in their businesses as presently conducted, subject to the limitations
     contained  in  the  agreements   governing  the  use  of  the  same,  which
     limitations  are  customary  for  companies  engaged in the business of the exploration and production of Hydrocarbons.
                                       33

     Section 7.18  Maintenance  of Properties.  The Oil and Gas Properties  (and
Properties unitized therewith) have been maintained, operated and developed in a good and workmanlike  manner and in conformity with all Government  Requirements and customary  industry  standards and in conformity  with the provisions of all leases,  subleases  or  other  contracts  comprising  a part of the  Hydrocarbon
Interests and other  contracts and agreements  forming a part of the Oil and Gas
Properties.  Specifically  in  connection  with the foregoing (i) no Oil and Gas
Property is subject to having  allowable  production  reduced below the full and regular allowable  (including the maximum permissible  tolerance) because of any overproduction  (whether or not the same was  permissible  at the time) and (ii)
none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized  therewith)  is  deviated  from the  vertical  more  than  the  maximum permitted  by  Government  Requirements,  and such wells are, in fact,  bottomed under and are producing from, and the well bores are wholly within,  the Oil and
Gas  Properties  (or in  the  case  of  wells  located  on  Properties  unitized therewith,  such unitized  Properties).  All  pipelines,  wells,  gas processing plants, platforms and other material improvements,  fixtures and equipment owned in  whole  or in  part  by the  Borrower  or any of its  Subsidiaries  that  are necessary to conduct normal  operations are being maintained in a state adequate to conduct normal  operations in accordance with customary  industry  standards, and with respect to such of the  foregoing  that are operated by the Borrower or any of its  Subsidiaries,  in a manner  consistent  with the  Borrower's  or its
Subsidiaries'  past practices (other than those the failure of which to maintain in  accordance  with this Section 7.07 could not  reasonably be expect to have a
Material Adverse Effect). Except as set forth on Schedule 7.18, there are no dry holes  -------------  or  otherwise  inactive  wells  located on the Oil and Gas
Properties or pooled or unitized therewith  (including any wells which would, if located in Texas,  require compliance with Railroad  Commission Rule 3.14(b)(2))
except for wells that have been properly plugged and abandoned.

     Section 7.19 Gas Imbalances,  Prepayments. As of the date hereof, except as set forth on Schedule 7.19, on a net basis there are no gas imbalances,  take or pay  or  other  prepayments  that  would  require  the  Borrower  or  any of its
Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or  thereafter  receiving  full payment  therefor.
Except as set forth on Schedule 7.19, no material gas imbalances presently exist with  respect to any of the Oil and Gas  Properties  of  Borrower  or any of its
Subsidiaries.  Except as set  forth in  Schedule  7.19,  none of the Oil and Gas
Properties of Borrower or any of its Subsidiaries are subject to any contractual or other arrangement whereby payment for production  therefrom is to be deferred for a  substantial  period of time after the month in which such  production  is delivered  (i.e.,  in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days). Except as set forth on Schedule 7.19, none of the Oil and Gas Properties of the Borrower or its  Subsidiaries  is subject to a contractual  or other  arrangement  for the sale of oil or gas  production for a fixed  price  which  cannot be  canceled  on 90 days (or  less)  notice or which contains terms which are not customary in the industry.  None of the Oil and Gas
Properties  of  Borrower  or its  Subsidiaries  is  subject  at  present  to any regulatory refund obligation and no facts exist which might cause the same to be imposed.

     Section 7.20  Marketing of Production.  Except for contracts  listed and in effect on the date hereof on Schedule 7.20, and thereafter  either  disclosed in writing to the  Administrative  Agent or included in the most recently delivered
Reserve Report (with respect to all of which  contracts the Borrower  represents that it or its  Subsidiaries  are  receiving  a price  for all  production  sold thereunder  which is computed  substantially in accordance with the terms of the relevant contract and are not having deliveries  curtailed  substantially  below the subject Property's delivery capacity), no material agreements exist that are not  cancelable  on 60 days notice or less without  penalty or detriment for the sale  of  production  from  the  Borrower's  or its  Subsidiaries'  Hydrocarbons
(including,   without  limitation,   calls  on  or  other  rights  to  purchase,
production,  whether or not the same are  currently  being  exercised)  that (a)
pertain to the sale of  production  at a fixed  price and (b) have a maturity or expiry  date of longer than six (6) months from the date  hereof.  All  proceeds from the sale of the Borrower's and its Subsidiaries'  interests in Hydrocarbons from its Oil and Gas Properties are currently being paid in full to the Borrower or its Subsidiaries by the purchaser thereof on a timely basis, and none of such proceeds  are  currently  being held in suspense by such  purchaser or any other
Person.
                                       34

     Section 7.21 Hedging  Contracts.  Schedule 7.21, as of the date hereof, and after the date  hereof,  each report  required to be  delivered  by the Borrower pursuant to Section 8.01(f), sets forth, a true and complete list of all Hedging
Contracts of the  Borrower  and each  Subsidiary,  the  material  terms  thereof
(including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements
relating   thereto   (including  any  margin   required  or  supplied)  and  the
counterparty to each such agreement.

     Section  7.22 Use of Loans.  The  proceeds  of the  Loans  shall be used to provide working capital for exploration, development, and production operations, for general corporate  purposes  approved by the Lenders,  reduce existing Debt, pay the costs associated with projects provided for in the approved  Development
Plan, pay the commitment and  origination  fees  referenced in Section 3.06, and pay the other costs of the transactions related to this Agreement.  The Borrower and its  Subsidiaries  are not  engaged  principally,  or as one of its or their important  activities,  in the  business of  extending  credit for the  purpose, whether  immediate,  incidental or ultimate,  of buying or carrying margin stock
(within  the  meaning  of  Regulation  T, U or X of the  Board).  No part of the proceeds of any Loan will be used for any purpose which  violates the provisions of Regulations T, U or X of the Board.

     Section 7.23 Solvency. After giving effect to the transactions contemplated hereby,  (a) the  aggregate  assets  (after  giving effect to amounts that could reasonably be received by reason of indemnity,  offset, insurance or any similar arrangement),  at a fair valuation, of the Borrower and the Guarantors, taken as a whole,  will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated  basis, as the Debt becomes  absolute and matures,  (b) each of the
Borrower and the  Guarantors  will not have  incurred or intended to incur,  and will not believe  that it will  incur,  Debt beyond its ability to pay such Debt
(after taking into account the timing and amounts of cash to be received by each of the  Borrower  and the  Guarantors  and the  amounts  to be  payable on or in respect of its  liabilities,  and giving effect to amounts that could reasonably
be  received  by  reason  of  indemnity,   offset,   insurance  or  any  similar
arrangement)  as such Debt  becomes  absolute  and  matures  and (c) each of the
Borrower  and the  Guarantors  will not have (and will have no reason to believe that it will have thereafter)  unreasonably small capital for the conduct of its business.

     Section 7.24 Casualty Events. Since December 31, 2003, neither the business nor any  Properties of the Borrower or any Subsidiary  have been  materially and adversely  affected  as a result  of any  fire,  explosion,  earthquake,  flood, drought,  windstorm,  accident,  strike  or other  labor  disturbance,  embargo, requisition  or taking of  Property or  cancellation  of  contracts,  permits or concessions by any domestic or foreign Governmental Authority,  riot, activities or armed forces or acts of God or of any public enemy.
                                       35

     Section 7.25  Material  Agreements.  Set forth on Schedule 7.25 hereto is a complete and correct list of all material  agreements  and other  instruments of the Borrower or any Subsidiary  setting forth each  counterparty  thereto (other than the Loan Documents)  relating to the purchase,  transportation by pipeline, gas processing, marketing, sale and supply of Hydrocarbons, farmout arrangements or other material  contract to which Borrower or any Subsidiary is a party or by which its Properties is bound (collectively "Material Agreements") and copies of such  documents  have  been  provided  to the  Administrative  Agent.  All  such agreements are in full force and effect and neither  Borrower nor any Subsidiary is in default  thereunder,  nor is there any  uncured  default by any  Affiliate predecessor  in  interest  to  Borrower  or any  Subsidiary  or,  to  Borrower's
knowledge,  by any  predecessor in interest to Borrower (other than an Affiliate predecessor)  or counterparty  thereto,  and none of the Borrower nor any of its
Subsidiaries has altered any material item of such agreements  without the prior written consent of Lenders.

     Section 7.26 No Brokers. Other than the payment of $______________ to Petro
Capital Advisors,  LLC no Person is entitled to any brokerage fee or finders fee or similar fee or commission in connection with arranging the Loans contemplated by this Agreement.

     Section 7.27  Investments and  Guaranties.  The Borrower or such Subsidiary has not made any investments in, advances to or guaranties of the obligations of any Person, except as reflected in the financial statements described in Section
7.04(a).

     Section 7.28 Payments by Purchasers  of  Production.  All proceeds from the sale of the Borrower's or any of its Subsidiary's interests in Hydrocarbons from its Oil and Gas Properties  are currently  being paid in full to the Borrower or such  Subsidiary  by the  purchaser  thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for oil and gas production from producing areas situated  near  such  Oil and Gas  Properties,  and  none of such  proceeds  are currently being held in suspense by such purchaser or any other Person.

     Section 7.29 Existing Accounts  Payable.  Set forth on Schedule 7.29 hereto is a complete and correct list of all existing  accounts payable of the Borrower or any Subsidiary that are more than 30 days past due.

     Section  7.30  Reliance.  In  connection  with the  negotiation  of and the entering into this Agreement, the Borrower acknowledges and represents that none of the Lenders, the Administrative Agent, the Arranger, or any representative of any of the foregoing is acting as a fiduciary or financial or investment advisor for it; it is not relying upon any representations  (whether written or oral) of such Persons it has  consulted  with its own legal,  regulatory,  tax,  business investment,  financial  and  accounting  advisors  to the  extent it has  deemed necessary,  and it has made its own investment,  hedging,  and trading decisions based upon its own  judgment  and upon any advice  from such  advisors as it has
deemed   necessary  and  not  upon  any  view  expressed  by  any  Lender,   the
Administrative  Agent,  the  Arranger,  or  any  representative  of  any  of the foregoing;  it has not been given by any Lender, the  Administrative  Agent, the
Arranger,  or any representative of any of the foregoing (directly or indirectly through  any  other  Person)  any  advice,  counsel,  assurance,  guarantee,  or
representation   whatsoever   as  to  the   expected   or   projected   success,
profitability,  return,  performance,  result, effect,  consequence,  or benefit
(either legal,  regulatory,  tax, financial,  accounting,  or otherwise) of this
Agreement or the transactions  contemplated hereby; and it is entering into this
Agreement and the other Loan Documents with a full  understanding  of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.
                                       36

                                  ARTICLE VIII
                              Affirmative Covenants

     Until the  principal  of and  interest  on each  Loan and all fees  payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

     Section 8.01 Financial  Statements;  Other  Information.  The Borrower will furnish to the Administrative Agent and the Arranger:

          (a) Annual  Financial  Statements.  As soon as  available,  but in any event in  accordance  with then  applicable  law and not later than 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related  statements of operations,  stockholders'  equity and cash  flows as of the end of and for such year,  setting  forth in each case in  comparative  form the figures for the previous  fiscal  year,  all reported  on by Weaver and  Tidwell,  L.L.P.  or other  independent  public accountants of recognized  national  standing (without a "going concern" or like  qualification or exception and without any qualification or exception as to the  scope  of such  audit)  to the  effect  that  such  consolidated financial  statements present fairly in all material respects the financial condition and results of  operations  of the Borrower and its  Consolidated
     Subsidiaries on a consolidated  basis in accordance with GAAP  consistently applied.

          (b) Quarterly Financial Statements.  As soon as available,  but in any event in  accordance  with then  applicable  law and not later than 45 days after the end of each of the first  three  fiscal  quarters  of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such  fiscal  quarter  and the then  elapsed  portion of the  fiscal  year, setting  forth  in each  case  in  comparative  form  the  figures  for the corresponding  period or periods of (or, in the case of the balance  sheet, as of the end of) the  previous  fiscal year,  all  certified by one of its
     Financial  Officers  as  presenting  fairly in all  material  respects  the financial  condition  and results of  operations  of the  Borrower  and its
     Consolidated  Subsidiaries on a consolidated  basis in accordance with GAAP consistently applied,  subject to normal year-end audit adjustments and the absence of footnotes.

          (c) Certificate of Financial  Officer - Compliance.  Concurrently with any  delivery of  financial  statements  under  Section  8.01(a) or Section
     8.01(b),  a certificate of a Financial Officer in substantially the form of
     Exhibit D hereto (i)  certifying  as to whether a Default has occurred and, if a Default has occurred,  specifying  the details  thereof and any action taken or proposed to be taken with  respect  thereto,  (ii)  setting  forth reasonably  detailed  calculations  demonstrating  compliance  with Section
     8.13(b) and Section 9.01,  and (iii) stating  whether any change in GAAP or in the  application  thereof  has  occurred  since the date of the  audited financial  statements  referred to in Section  7.04 and, if any such change has  occurred,  specifying  the  effect  of such  change  on the  financial statements accompanying such certificate.
                                       37

          (d) Certificate of Accounting Firm - Defaults.  Concurrently  with any delivery of financial  statements under Section  8.01(a),  a certificate of the  accounting  firm that reported on such  financial  statements  stating whether they obtained  knowledge during the course of their  examination of such financial  statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

          (e) Certificate of Financial Officer - Consolidating Information.  If,
     at any time, all of the  Consolidated  Subsidiaries of the Borrower are not
     Consolidated Subsidiaries, then concurrently with any delivery of financial statements  under Section  8.01(a) or Section  8.01(b),  a certificate of a
     Financial  Officer setting forth  consolidating  spreadsheets that show all
     Consolidated  Subsidiaries  and the  eliminating  entries,  in such form as would be presentable to the auditors of the Borrower.

          (f) Certificate of Financial Officer - Hedging Contracts. Concurrently
     with any delivery of financial statements under Section 8.01(a) and Section
     8.01(b),  a  certificate  of a  Financial  Officer,  in form and  substance satisfactory  to the  Administrative  Agent,  setting  forth as of the last
     Business  Day of such fiscal  quarter or fiscal  year,  a true and complete list of all Hedging  Contracts  of the Borrower  and each  Subsidiary,  the
     material  terms  thereof   (including  the  type,  term,   effective  date,
     termination date and notional amounts or volumes),  the net  mark-to-market value  therefore,  any new credit support  agreements  relating thereto not listed on Schedule 7.20,  any margin  required or supplied under any credit
     support   document,   and  the   counterparty   to  each  such   agreement.

          (g) Certificate of Insurer - Insurance Coverage. Concurrently with any delivery of financial  statements under Section  8.01(a),  a certificate of insurance coverage from each insurer with respect to the insurance required by Section 8.07, in form and substance  satisfactory to the  Administrative
     Agent, and, if requested by the Administrative  Agent or the Arranger,  all copies of the applicable policies.

          (h) Other Accounting Reports. Promptly upon receipt thereof, a copy of each  other  report  or  letter  submitted  to the  Borrower  or any of its
     Subsidiaries  by  independent  accountants  in connection  with any annual, interim or special  audit made by them of the books of the  Borrower or any such  Subsidiary,  and a copy of any  response by the  Borrower or any such
     Subsidiary,  or the  Board  of  Directors  of  the  Borrower  or  any  such
     Subsidiary, to such letter or report.

          (i) Cash  Flow.  Promptly  after  the end of each  calendar  month,  a current  operating  forecast of the Borrower and its Subsidiaries as of the end of such calendar month and as of the fiscal year to date.

          (j) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly  available,  copies of all periodic and other reports, proxy  statements and other materials  filed by Parent,  by the Borrower or any Subsidiary with the SEC, or with any national securities  exchange,  or distributed by the Borrower to its shareholders  generally, as the case may
     be.
                                       38

          (k) Notices Under Material Instruments.  Promptly after the furnishing thereof,  copies of any financial statement,  report or notice furnished to or by any Person pursuant to the terms of any preferred stock  designation, indenture,  loan or  credit or other  similar  agreement,  other  than this
     Agreement and not otherwise  required to be furnished to the Administrative
     Agent or the Arranger pursuant to any other provision of this Section 8.01.

          (l) Lists of Purchasers. Concurrently with the delivery of any Reserve
     Report to the Administrative  Agent pursuant to Section 8.12, a list of all
     Persons purchasing Hydrocarbons from the Borrower or any Subsidiary.

          (m)  Notice  of  Sales of Oil and Gas  Properties.  In the  event  the
     Borrower or any Subsidiary intends to sell,  transfer,  assign or otherwise dispose  of any  Oil or Gas  Properties  or  any  Equity  Interests  in any
     Subsidiary in accordance  with Section 9.13,  prior written  notice of such disposition, the price thereof and the anticipated date of closing.

          (n) Notice of  Litigation/Casualty  Events. Prompt written notice, and in any event within  three  Business  Days,  of the delivery of any demand, letter,  or the filing of any  lawsuit or  arbitration  proceeding  with an expected  potential  liability in excess of $250,000,  or the occurrence of any Casualty  Event or the  commencement  of any action or proceeding  that could  reasonably  be  expected  to  result  in a demand  notice,  lawsuit, arbitration  proceeding,  or Casualty Event with respect to Borrower or any of its Subsidiaries.

          (o)  Information  Regarding  Borrower and  Guarantors.  Prompt written notice (and in any event within ten (10) days prior  thereto) of any change
     (i) in the Borrower or any Guarantor's  corporate name or in any trade name used to  identify  such  Person in the  conduct of its  business  or in the ownership  of its  Properties,  (ii) in the location of the Borrower or any
     Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's  identity or corporate  structure or in the jurisdiction in which such Person is  incorporated  or formed,  (iv) in the
     Borrower or any  Guarantor's  jurisdiction of organization or such Person's organizational  identification number in such jurisdiction of organization, and (v) in the Borrower or any Guarantor's federal taxpayer  identification number.

          (p) Production Report and Lease Operating  Statements.  Within 25 days after the end of each calendar month,  (i) a report setting forth, for such calendar  month,  the  volume  of  production  and  sales  attributable  to production  (and the prices at which such sales were made and the  revenues derived  from such  sales)  for such  calendar  month  from the Oil and Gas
     Properties,  and  setting  forth the  related  ad  valorem,  severance  and production  taxes and lease  operating  expenses  attributable  thereto and incurred for such calendar month, and (ii) a drilling  schedule for all Oil and Gas Properties in which the Borrower or any Subsidiary owns,  controls, or participates in.

          (q) Operating  Reports.  The Borrower shall prepare and provide to the
     Lenders and Administrative Agent the following reports:
                                       39

               (i) If the cash sweep provisions of Section 3.04 are in effect on a monthly basis by the 25th of each month a cumulative  report through the end of the prior month  setting  forth all amounts to be disbursed pursuant to Section 3.01 and the definition of "Lockbox Disbursements"
          including, a schedule identifying each category of payments identified as  subparagraphs  (a) through  (h),  with a detailed  schedule of all items in each such subparagraph.

               (ii) such other information as the Lenders may reasonably request with  respect to  drilling,  operation  or  property  status  matters, including  notice of any  material  changes with regard to oil and gas prices  received,  contracts  or  production  expenses or any material litigation  affecting the  operation of the Oil and Gas  Properties of the Borrower or any Subsidiary.

          (r) ORRI Payments.  Promptly,  but in any event within 5 days thereof,
     Borrower  shall  deliver to the Arranger a statement of all amounts paid to the  Lenders  under  any ORRI  Conveyance.  (s) Board  Materials.  Promptly
     following any request therefore, such materials and minutes for meetings of the Board of  ----------------  Directors of Parent and the Borrower (other than any materials or information  governed by a confidentiality  agreement prohibiting the sharing of such information with the  Administrative  Agent or the Lenders).

          (t) Notices of Certain Changes. Promptly, but in any event within five
     (5) Business Days after the  execution  thereof,  copies of any  amendment, modification or supplement to the certificate or articles of incorporation, certificate of formation, by-laws, limited liability company agreement, any preferred stock  designation or any other organic  document of the Borrower or any Subsidiary.

          (u)  Other  Requested  Information.  Promptly  following  any  request therefore,  such other information  regarding (i) the operations,  business
     affairs  and  financial   condition  of  the  Borrower  or  any  Subsidiary
     (including,  without  limitation,  any Plan or  Multiemployer  Plan and any reports or other  information  required to be filed under  ERISA),  or (ii)
     compliance with the terms of this Agreement or any other Loan Document,  in each case,  as the  Administrative  Agent or the  Arranger  may  reasonably request.

     Section 8.02 Notices of Material  Events.  The Borrower will furnish to the
Administrative Agent and the Arranger prompt written notice of the following:

          (a) the  occurrence of any Default or the occurrence of any event that with  notice  or lapse of time,  or both,  would  constitute  and  Event of
     Default;

          (b) the filing or  commencement  of, or the threat in writing  of, any action,  suit,  proceeding,  investigation  or arbitration by or before any arbitrator or Governmental  Authority  against or affecting the Borrower or
     any  Affiliate   thereof  not  previously   disclosed  in  writing  to  the
     Administrative Agent or the Arranger or any material adverse development in any action,  suit,  proceeding,  investigation  or  arbitration  previously disclosed to the  Administrative  Agent or the Arranger  that, if adversely determined,  could  reasonably be expected to result in a Material  Adverse
     Effect;
                                       40

          (c) the filing or commencement  of any action,  suit,  proceeding,  or arbitration  by or on  behalf  of the  Borrower  or  any of its  Affiliates claiming or asserting  damages in favor of the  Borrower of its  Affiliates valued in excess of $100,000;

          (d) the occurrence of any ERISA Event that, alone or together with any other ERISA  Events that have  occurred,  could  reasonably  be expected to result in liability of the  Borrower and its  Subsidiaries  in an aggregate amount exceeding $100,000;

          (e) the occurrence of any event described in Schedule 8.02(e);

          (f) any other  development  that  results in, or could  reasonably  be expected to result in, a Material  Adverse  Effect.

          Each notice  delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03  Existence;  Conduct of Business.  The Borrower will, and will cause each Subsidiary and Parent to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses,  permits, privileges and franchises material to the conduct of its business and maintain,  if necessary,  its  qualification  to do business in each other  jurisdiction  in which its Oil and Gas  Properties is located or the ownership of its  Properties  requires  such  qualification;  provided  that the
foregoing  shall  not  prohibit  any  merger,   consolidation,   liquidation  or
dissolution permitted under Section 9.12.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each
Subsidiary to, pay its  obligations  (including Tax  liabilities of the Borrower and all of its  Subsidiaries  and any  agreement  material  to the  business  or operations  of the  Borrower  or its  Affiliates)  before the same shall  become delinquent or in default.

     Section 8.05 Performance of Obligations under Loan Documents.  The Borrower will pay the Notes according to the reading,  tenor and effect thereof,  and the
Borrower will,  and will cause each  Subsidiary to, do and perform every act and discharge all of the  obligations  to be performed and  discharged by them under the Loan Documents,  including,  without limitation, this Agreement, at the time or times and in the manner specified.

     Section 8.06 Operation and Maintenance of Properties.  The Borrower, at its
own expense, will, and will cause each Subsidiary to:

          (a) operate its Oil and Gas Properties  and other material  Properties or cause such Oil and Gas Properties  and other  material  Properties to be operated in a careful and efficient manner in accordance with the practices of the  industry  and in  compliance  with  all  applicable  contracts  and agreements and in compliance with all Governmental Requirements, including, without  limitation,  applicable pro ration  requirements and Environmental
     Laws,  and all  applicable  laws,  rules  and  regulations  of every  other
     Governmental  Authority  from  time to time  constituted  to  regulate  the development  and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals  therefrom.  (
                                       41

          b) keep,  preserve  and maintain  all Oil and Gas  Properties  and any other  Property  material  to the conduct of its  business in good  repair, working order and  condition,  ordinary  wear and tear  excepted  preserve, maintain and keep in good repair,  working order and  efficiency  (ordinary wear and tear  excepted)  all of its  material Oil and Gas  Properties  and other material Properties,  including,  without limitation,  all equipment, machinery and facilities.

          (c) promptly  pay and  discharge,  or make  reasonable  and  customary efforts to cause to be paid and discharged,  all delay rentals,  royalties, expenses and  indebtedness  accruing  under the leases or other  agreements affecting or pertaining to its Oil and Gas Properties and will do all other things  necessary to keep unimpaired  their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

          (d) promptly perform or make reasonable and customary efforts to cause to be performed,  in accordance  with industry  standards,  the obligations required by each and all of the  assignments,  deeds,  leases,  sub-leases, contracts  and  agreements  affecting  its  interests  in its  Oil  and Gas
     Properties and other material Properties.

          (e) operate its Oil and Gas Properties  and other material  Properties or cause or make reasonable and customary efforts to cause such Oil and Gas
     Properties and other material  Properties to be operated in accordance with the  practices  of  the  industry  and  in  material  compliance  with  all applicable  contracts  and  agreements  and in  compliance  in all material respects with all Governmental Requirements.

          (f) to the extent the  Borrower is not the  operator of any  Property, the Borrower shall use  reasonable  efforts to cause the operator to comply with this Section 8.06
..
          (g) The Borrower and each  Subsidiary  will do or cause to be done, or shall participate in, such development work as may be reasonably  necessary to the prudent and  economical  operation of the Oil and Gas  Properties in accordance  with  the  approved  practices  of  prudent  operators  in  the industry,  including,  without  limitation,  all  to be  done  that  may be appropriate to protect from  diminution the productive  capacity of the Oil and Gas  Properties  and each  producing  well  thereon,  except  where the failure  to do so could  not  reasonably  be  expected  to have a  Material
     Adverse Effect.

          (h) Upon the request of the  Administrative  Agent,  and at reasonable times and  intervals,  the Borrower will and will cause each  Subsidiary to
     (a) permit the  Administrative  Agent and the Lenders,  as the case may be, and its respective designated representatives to enter upon any part of the
     Oil  and  Gas  Properties   under  the  control  of  the  Borrower  or  the
     Subsidiaries,  and (b)  cause the  operator  of any part of the Oil and Gas
     Properties  not under the control of the  Borrower or the  Subsidiaries  to permit the  Administrative  Agent or  Lenders,  as the case may be, and its designated  representatives  to enter  upon the  same  (to the  extent  and subject to the conditions  under which the Borrower or the Subsidiaries may so enter),  for the purposes of  inspecting  the  condition  and  operation thereof.

          (i) If the  Operator  breaches  the  Contract  Operating  Agreement by failing to perform any of the  covenants  or  obligations  imposed  upon it thereunder,  then the  Administrative  Agent or the Lenders  shall have the right to terminate the Contract Operating  Agreement upon written notice to the  Borrower and  Operator,  and the Contract  Operating  Agreement  shall terminate  after the expiration of 30 days after receipt by the Operator of such notice if the Operator  fails to remedy such default.  Borrower  shall cause the Operator to pay on or before the due date thereof all  royalties, burdens, lease operating expenses, insurance and other maintenance expenses payable by the Operator on any of the Oil and Gas Properties.
                                       42

     Section 8.07  Insurance.  The Borrower will, and will cause each Subsidiary and  Parent  to,  maintain,  with  financially  sound  and  reputable  insurance companies,  insurance in such amounts and against such risks as are  customarily maintained by companies engaged in the same or similar  businesses  operating in the same or similar locations but in any event it will maintain at a minimum the types of insurance and in such amounts as reflected on Schedule  7.13.  The loss payable clauses or provisions in said insurance policy or policies  insuring any of the  collateral  for the Loans shall be endorsed in favor of and made payable to the Administrative  Agent as its interests may appear and such policies shall name the  Administrative  Agent and the  Lenders as  "additional  insureds"  and provide that the insurer will  endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

     Section 8.08 Books and Records;  Inspection  Rights. The Borrower will, and will cause each  Subsidiary to, keep proper books of record and account in which full,  true and correct  entries are made of all  dealings and  transactions  in relation to its business and activities.  The Borrower will, and will cause each
Subsidiary to, permit any representatives designated by the Administrative Agent or the  Arranger,  upon  reasonable  prior  notice,  to visit  and  inspect  its
Properties,  to examine and make extracts from its books and records,  undertake appraisals  (at the expense of the Borrower) of such  Properties  and to discuss
its  affairs,   finances  and  condition  with  its  officers  and   independent
accountants, all at such reasonable times and as often as reasonably requested.

     Section 8.09  Compliance  with Laws. The Borrower will, and will cause each
Subsidiary  to,  comply  with all laws,  rules,  regulations  and  orders of any
Governmental  Authority  applicable  to it or its  Property,  except  where  the failure to do so,  individually  or in the  aggregate,  could not  reasonably be expected to result in a Material Adverse Effect.

     Section 8.10 Environmental Matters.

          (a) The  Borrower  shall at its sole  expense:  (i) comply,  and shall
     cause  its  Properties   and  operations  and  each   Subsidiary  and  each
     Subsidiary's  Properties  and  operations  to comply,  with all  applicable
     Environmental  Laws;  (ii) not dispose of or otherwise  release,  and shall cause each Subsidiary not to dispose of or otherwise release,  any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the  extent  caused  by  the  Borrower's  or  any  of its  Subsidiaries'
     operations except in compliance with applicable  Environmental  Laws; (iii)
     timely obtain or file, and shall cause each  Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals,  registrations or other  authorizations,  if any, required under applicable  Environmental
     Laws to be obtained or filed in connection with the operation or use of the
     Borrower's or its Subsidiaries' Properties, which failure to obtain or file could  reasonably  be  expected  to have a Material  Adverse  Effect;  (iv)
     promptly commence and diligently  prosecute to completion,  and shall cause
     each   Subsidiary  to  promptly   commence  and  diligently   prosecute  to
     completion,   any  assessment,   evaluation,   investigation,   monitoring,
     containment,  cleanup, removal, repair,  restoration,  remediation or other remedial obligations  (collectively,  the "Remedial Work") in the event any
     Remedial  Work  is  required  or  reasonably   necessary  under  applicable
     Environmental Laws because of or in connection with the actual or suspected past,  present or future  disposal or other release of any oil, oil and gas waste,  hazardous  substance or solid waste on, under, about or from any of the Borrower's or its Subsidiaries'  Properties,  which failure to commence and diligently  prosecute to  completion;  and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as  may  be  necessary  to  continuously  determine  and  assure  that  the
     Borrower's and its Subsidiaries' obligations under this Section 8.10(a) are timely and fully satisfied.
                                       43

          (b) The Borrower will  promptly,  but in no event later than five days of the occurrence of a triggering event,  notify the  Administrative  Agent and the  Arranger in writing of any  threatened  action,  investigation  or inquiry by any Governmental  Authority or any threatened  demand or lawsuit by  any  landowner  or  other  third  party  against  the  Borrower  or its
     Subsidiaries  or their  Properties  of which the Borrower has  knowledge in connection  with any  Environmental  Laws  (excluding  routine  testing and corrective action) if the Borrower reasonably  anticipates that such action will result in liability  (whether  individually  or in the  aggregate)  in excess of  $500,000,  not fully  covered  by  insurance,  subject to normal deductibles.

          (c) The Borrower  will,  and will cause each  Subsidiary  to,  provide environmental  audits  and tests in  accordance  with  American  Society of
     Testing Materials  standards upon request by the  Administrative  Agent and the  Arranger and no more than once per year in the absence of any Event of
     Default (or as  otherwise  required  to be  obtained by the  Administrative
     Agent or the Arranger by any  Governmental  Authority),  in connection with any future acquisitions of Oil and Gas Properties or other Properties.

     Section 8.11 Further Assurances.

          (a) The Borrower at its expense will,  and will cause each  Subsidiary to, promptly execute and deliver to the Administrative Agent all such other
     documents,   agreements  and  instruments   reasonably   requested  by  the
     Administrative  Agent to comply with,  cure any defects or  accomplish  the conditions  precedent,  covenants  and  agreements  of the  Borrower or any
     Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further  evidence and more fully describe the collateral  intended as security  for  the  Indebtedness,  or to  correct  any  omissions  in  this
     Agreement  or  the  Security  Instruments,  or  to  state  more  fully  the obligations secured therein,  or to perfect,  protect or preserve any Liens created  pursuant to this  Agreement or any of the Security  Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents,  all as may be reasonably  necessary or  appropriate,  in the sole discretion of the Administrative Agent, in connection  therewith.

          (b) The Borrower hereby  authorizes the  Administrative  Agent to file one or more financing or continuation  statements,  and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other  Guarantor  where  permitted by law. A carbon, photographic  or other  reproduction  of the  Security  Instruments  or any financing  statement  covering the  Mortgaged  Property or any part thereof shall be sufficient as a financing statement where permitted by law.
                                       44

     Section 8.12 Reserve Reports

          (a) On or before each February 15th and August 15th the Borrower shall furnish  to the  Administrative  Agent and the  Arranger  a Reserve  Report
     effective as the  previous  January 1st and July 1st, as  applicable.  Each such  Reserve  Report shall be prepared by one or more  Approved  Petroleum
     Engineers.

          (b) With the  delivery of each  Reserve  Report,  the  Borrower  shall provide to the  Administrative  Agent and the Arranger a certificate from a
     Responsible  Officer  certifying  that in all  material  respects:  (i) the information  contained  in the  Reserve  Report  and any other  information delivered in connection therewith is true and correct, (ii) the Borrower or its  Subsidiaries  owns  good  and  defensible  title  to the  Oil  and Gas
     Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens  permitted by Section 9.03,  (iii) except as set forth on an exhibit  to the  certificate,  on a net basis  there are no gas imbalances,  take or pay or  other  prepayments  in  excess  of the  volume specified  in  Section  7.19  with  respect  to its Oil and Gas  Properties evaluated  in such Reserve  Report which would  require the Borrower or any
     Subsidiary to deliver  Hydrocarbons  either generally or produced from such
     Oil and Gas  Properties  at some future  time  without  then or  thereafter receiving full payment therefore, (iv) none of their Oil and Gas Properties have been sold  since the date of the  previous  Reserve  Report  delivered except as set forth on an exhibit  to the  certificate,  which  certificate shall  list all of its Oil and Gas  Properties  sold and in such  detail as reasonably  required  by the  Administrative  Agent,  (v)  attached  to the certificate is a list of all marketing  agreements  entered into subsequent to the later of the date  hereof  or the most  recently  delivered  Reserve
     Report  which  the  Borrower  could  reasonably  be  expected  to have been obligated to list on Schedule 7.20 had such agreement been in effect on the date hereof and all of the Oil and Gas Properties evaluated by such Reserve
     Report are Mortgaged Properties.

          (c) In  connection  with the  delivery  of the  Reserve  Reports to be delivered in Section 8.12(a) above,  the Borrower shall also furnish to the
     Administrative  Agent and the Arranger a reserve report with respect to the
     Oil  and Gas  Properties  conveyed  to the  Lenders  as  part  of any  ORRI
     Conveyance provided to the Lenders under this Agreement.

     Section 8.13 Title Information.

          (a) On or before  the  delivery  to the  Administrative  Agent and the
     Arranger of each Reserve Report required by Section  8.12(a),  the Borrower will deliver  title  information  in form and  substance  acceptable to the
     Administrative  Agent  covering  enough  of  the  Oil  and  Gas  Properties evaluated by such Reserve Report that were not included in the  immediately preceding  Reserve  Report,  so that the  Administrative  Agent  shall have received  together  with  title  information  previously  delivered  to the
     Administrative Agent,  satisfactory title information on all of the Oil and
     Gas Properties  evaluated by such Reserve  Report.
                                       45

          (b) If the Borrower  has provided  title  information  for  additional
     Properties  under Section  8.13(a),  the Borrower shall,  within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties,  either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) that are  not  permitted  by  Section  9.03  raised  by such  information,  (ii)
     substitute  acceptable  Mortgaged  Properties  with  no  title  defects  or exceptions  except for Excepted Liens (other than Excepted Liens  described in clauses (e), (g) and (h) of such definition)  having an equivalent value or (iii) deliver title information in form and substance  acceptable to the
     Administrative  Agent so that the Administrative Agent shall have received, together with title information  previously delivered to the Administrative
     Agent,  satisfactory  title  information on all of the value of the Oil and
     Gas Properties evaluated by such Reserve Report.

     Section 8.14 Additional Collateral; Additional Guarantors.

          (a) Promptly  after the end of each month,  the Borrower  shall review the  current  Mortgaged  Properties  to  ascertain  whether all Oil and Gas
     Properties  are Mortgaged  Properties.  If the Mortgaged  Properties do not
     represent all such Properties, then the Borrower shall, and shall cause its
     Subsidiaries  to,  grant to the  Administrative  Agent as security  for the
     Indebtedness a senior Lien interest  (subject only to Excepted Liens of the type described in clauses (a) to (e) of the definition thereof, but subject to the provisos at the end of such  definition)  on additional  Oil and Gas
     Properties not already subject to a Lien of the Security  Instruments  such that after giving effect thereto,  the Mortgaged  Properties will represent all such Properties. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust,  security  agreements and financing  statements  or  other  Security  Instruments,  all in  form  and substance  reasonably  satisfactory  to  the  Administrative  Agent  and in sufficient  executed  (and  acknowledged  where  necessary or  appropriate)
     counterparts for recording purposes. In order to comply with the foregoing, if any  Subsidiary  places  a Lien on its Oil and Gas  Properties  and such
     Subsidiary is not a Guarantor,  then it shall become a Guarantor and comply with Section 8.14(b).

          (b) The Borrower shall promptly cause each Subsidiary to guarantee the
     Indebtedness  pursuant  to  the  Guarantee  and  Collateral  Agreement.  In
     connection with any such guaranty,  the Borrower shall, or shall cause such
     Subsidiary  to: (A) execute  and  deliver  such  Guarantee  and  Collateral
     Agreement,  (B)  pledge  all of the  Equity  Interests  of such  Subsidiary
     (including, without limitation,  delivery of original stock or other equity certificates  evidencing the Equity Interests of such Subsidiary,  together with an appropriate  undated stock power for each certificate duly executed in blank by the registered  owner thereof),  (C) grant a lien in and to all of the Properties of such Subsidiary  (including,  without limitation,  the
     Oil and Gas  Properties of such  Subsidiary)  pursuant to the Guarantee and
     Collateral Agreement and such other deeds of trust,  mortgages,  agreements and instruments,  in form and substance  satisfactory to the Administrative
     Agent, as the Administrative  Agent may request and (D) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

          (c) The Borrower will at all times cause the other  material  tangible and intangible  assets of the Borrower and each Subsidiary to be subject to a Lien of the Security Instruments.

          (d) (i) all of the  issued and  outstanding  Equity  Interests  of the
     Borrower shall at all times be pledged to the Administrative Agent pursuant to the Guarantee and Collateral  Agreement (other than any Equity Interests that may be issued  pursuant to the Warrant  Agreement)  and (ii)all of the issued and outstanding Equity Interests of Borrower's Subsidiaries shall at all times be pledged to the Administrative  Agent pursuant to the Guarantee and Collateral Agreement.
                                       46

     Section 8.15 ERISA Compliance.  The Borrower will promptly furnish and will cause the  Subsidiaries  and any ERISA  Affiliate  to  promptly  furnish  to the
Administrative  Agent (i)  promptly  after the  filing  thereof  with the United
States Secretary of Labor,  the Internal Revenue Service or the PBGC,  copies of each  annual and other  report  with  respect to each Plan or any trust  created thereunder,  (ii) immediately upon becoming aware of the occurrence of any ERISA
Event or of any "prohibited  transaction,"  as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder,  a written notice signed by the President or the principal Financial
Officer,  the Subsidiary or the ERISA Affiliate,  as the case may be, specifying the nature  thereof,  what  action the  Borrower,  the  Subsidiary  or the ERISA
Affiliate is taking or proposes to take with respect  thereto,  and, when known, any action taken or proposed by the Internal Revenue Service,  the Department of
Labor or the PBGC with  respect  thereto,  and (iii)  immediately  upon  receipt thereof,  copies of any notice of the PBGC's intention to terminate or to have a trustee  appointed to administer any Plan. With respect to each Plan (other than a  Multiemployer  Plan),  the Borrower will, and will cause each  Subsidiary and
ERISA  Affiliate  to,  (i)  satisfy  in full  and in a  timely  manner,  without incurring any late payment or underpayment  charge or penalty and without giving rise to any lien, all of the  contribution  and funding  requirements of section
412 of the Code (determined  without regard to subsections (d), (e), (f) and (k)
thereof) and of section 302 of ERISA (determined without regard to sections 303,
304 and 306 of  ERISA),  and (ii)  pay,  or  cause to be paid,  to the PBGC in a timely  manner,  without  incurring any late payment or  underpayment  charge or penalty,  all  premiums  required  pursuant to sections  4006 and 4007 of ERISA.

     Section 8.16 Hedging  Contracts.  The Borrower  shall  maintain,  and shall cause its  Subsidiaries  to maintain,  the hedged  position  established  by the
Hedging  Contracts  required under Section  6.01(q) during the period  specified therein and shall neither assign, terminate or unwind any such Hedging Contracts nor sell any Hedging Contracts if the effect of such action (when taken together with any other Hedging Contracts executed  contemporaneously  with the taking of such action) would have the effect of canceling its positions under such Hedging
Contracts  required hereby. The Borrower and/or its Subsidiaries shall from time to time enter into  Hedging  Contracts  in  respect of  commodities  so that the notional volumes of all Hedging Contracts,  in the aggregate,  are more than 70%
of the  reasonably  anticipated  projected  production  from  Borrower's and its
Subsidiaries' Proved Developed Producing Reserves for each month during the term of this Agreement.  Notwithstanding  anything to the contrary in this Agreement, the  Borrower  shall  not,  and shall  cause its  Subsidiaries  to not,  assign, terminate or unwind any Hedging Contract entered into on or before the Effective
Date.

     Section 8.17 Marketing of Production.  All  Hydrocarbons  produced from the
Oil and Gas Properties  shall be marketed on an  arms-length  basis using one or more Persons that are not Affiliates of the Borrower, as reasonably satisfactory to the Arranger.

     Section 8.18 Overriding Royalty Interests.

          (a) As  additional  consideration  for the  making of the Loans by the
     Lenders,  in the event that any Loans remain  outstanding  after the Target
     Date,  the Borrower  agrees to convey to the Lenders,  in undivided  shares proportionate to their respective Commitments,  on the Target Date and each month  thereafter  on the  monthly  anniversary  date of the Target Date an overriding  royalty interest in the aggregate amount specified below in and to the Oil and Gas Properties  referred to below.  The  overriding  royalty shall be conveyed  with respect to all of the Oil and Gas  Properties  then currently owned by the Borrower.
                                       47

          (b) The  overriding  royalty  interest  in any  Oil  and Gas  Property required  to be  conveyed  with  respect  to any  well  shall  equal  fifty hundredths  percent (.50%) of 8/8ths  (proportionately  reduced) in the Oil and Gas Properties of the Borrower. The overriding royalty shall be subject to the terms and conditions set forth in the form of the ORRI Conveyance.

          (c) An overriding  royalty  required to be conveyed  hereby:  (i) with respect to any well now in existence shall be effective as of the first day of the calendar  month in which this Agreement is executed and with respect to any  future  well the  first  day of the  calendar  month  in which  the relevant well was completed,  and (ii) shall survive any termination of the
     Credit Agreement.

          (d) If, prior to  finalization  of the  division  order  process,  the
     Borrower  receives proceeds of production from a well with respect to which the Borrower is required to convey an overriding royalty under this Section
     8.18,  the Borrower  shall  estimate the amount of such revenue  payable on account of the overriding  royalty and shall pay such estimated proceeds to the Lenders;  provided  that,  upon the  completion  of the division  order process,  if any amounts are  determined to have been overpaid or underpaid
     to  the  Lenders,   the  Borrower  and  the  Lenders  shall  promptly  make
     appropriate  adjustments  among  themselves  to give  effect to the correct division of interests, retroactive to the effective date of such overriding royalty.

          (e) Within twenty days (20) after the end of each fiscal quarter,  the
     Borrower will prepare a summary of all wells  spudded  during the preceding fiscal  quarter.  Such  summary  shall  indicate  the  date  each  well was completed (or  anticipated  to be  completed)  and those wells for which an
     Override  pursuant to (c) above has been recorded in the  appropriate  land records and delivered to the Lenders. For those wells where no override has been filed of record, an approximate date of when the Borrower expects such override to be recorded.

     Section 8.19 Right of First Refusal. If at any time during the term of this
Agreement,  Borrower desires to develop any development project or other project for  which  there is  insufficient  funding  available  from  Borrower's  equity capital,  Borrower  shall  present to  Arranger  a  financing  request  for such projects,  including,  without limitation,  all financial data that Borrower has developed  with respect to such projects and such other  documentation  required under this Agreement with respect to a development  project that is to be funded under this Agreement,  and any other  information  which Arranger may reasonably request so as to enable  Arranger to evaluate  and  determine  whether  Arranger shall offer to finance such proposed  project  through this Agreement or another facility agented by the Administrative Agent and with the Lenders as the lenders thereunder.

     Section  8.20  Contract  Operating  Agreement.  Borrower  will  not  amend, restate,  modify or waive  any  material  provision  of the  Contract  Operating
Agreement without the consent of the Lenders.
                                       48

     Section 8.21 Separate Entity.  Borrower and its Subsidiaries will, (a) take all necessary  steps to maintain its separate  entity and records,  (b) will not commingle any assets or business  functions with any other Person,  (c) maintain
separate  financial   statements,   (d)  not  assume  or  guarantee  the  debts,
liabilities  or  obligations  of others,  (e) hold  itself out to the public and creditors as an entity separate from others,  (f) not commit any fraud or misuse of the separate  entity legal status or any other  injustice or unfairness,  (g)
not  maintain its assets in such a manner that it will be costly or difficult to segregate ascertain or identify its individual assets from those of its partners or Affiliates,  (h) not take any action that might cause it to become insolvent,
(i) not fail to hold appropriate  meetings (or act by unanimous written consent)
to authorize all appropriate  actions,  or fail in authorizing such actions,  to observe all formalities  required by the Texas Business Corporation Act, or fail to observe all formalities  required by its  organizational  documents,  (j) not hold itself out to be  responsible  for the debts of another  Person and (k) not share  any  common  logo  with  or  hold  itself  out as or be  considered  as a department  or division of its partners,  an  Affiliate,  or any other person or entity.

                                   ARTICLE IX
                               Negative Covenants

     Until the  principal  of and  interest  on each  Loan and all fees  payable hereunder and all other amounts  payable under the Loan Documents have been paid in full, the Borrower covenants and agrees with the Lenders that:

     Section 9.01 Financial Covenants.

          (a) Ratio of Total Debt to EBITDA. The Borrower will not, at any time,
     (i)from and after the Effective Date,  permit its ratio of Total Debt as of such time to annualized EBITDA as of the time periods set forth below to be greater than the ratio established for such time period as set forth below:
-------------------------------------------------------------------------------
                                DEBT/EBITDA
                    Time Period              Ratio
                    Second Quarter 2004      6.00:1.00
                    Third Quarter 2004       4.50:1.00
                    Fourth Quarter 2004      2.10:1.00
                    and thereafter

     The foregoing ratios shall be annualized by multiplying EBITDA by four.

          (b) Ratio of EBITDA to  Interest  and Rents.  The  Borrower,  will not permit  on the last day of any  fiscal  quarter,  its  ratio of  EBITDA  to
     Consolidated  Interest Expense as of the time periods set forth below to be less than the ratio  established  for such time period as set forth  below:
                                       49

     --------------------------------------------------------------------------
                         EBITDA/INTEREST
     --------------------------------------------------------------------------
            Time Period                                            Ratio
     Second   Quarter   2004                                     1.25:1.00
     Third   Quarter   2004                                      1.75:1.00
     Fourth  Quarter 2004 and
       thereafter                                                3.10:1.00

          (c) Current Ratio. The Borrower will not permit, as of the last day of any fiscal  quarter,  from and after the Effective  Date,  its ratio of (i)
     consolidated  current  assets  (including  the  unused  amount of the total
     Commitments,  as appropriate,  but excluding non-cash assets under FAS 133)
     to  (ii)   consolidated   current   liabilities   (excluding  (A)  non-cash
     obligations  under FAS 133,  (B) mark to market  hedges and (C) the current portion of any Debt under this Agreement), to be less than 1.00:1.00.

          (d) Reserve Ratios of Total Proved Developed  Producing to Total Debt.
     The  Borrower  will not permit,  as of the last day of any fiscal  quarter, from and after the Effective  Date,  (i) its ratio of the Net Present Value of  Proved  Developed  Producing  Reserves,  to Total  Debt to be less than
     1.00:1.00,  and (ii) its  ratio of the Net  Present  Value of Total  Proved
     Reserves  divided by Total Debt to be less than  2:00:1.00.  The  foregoing ratios shall be determined by reference to the most recent Reserve  Report, based on a price curve determined by Arranger.

     Section  9.02  Debt.  The  Borrower  will  not,  and  will not  permit  any
Subsidiary  or Parent  to,  incur,  create,  assume or suffer to exist any Debt, except:

          (a) the Notes or other  Indebtedness  arising under the Loan Documents or any  guaranty  of or  suretyship  arrangement  for the  Notes  or  other
     Indebtedness arising under the Loan Documents.

          (b) Debt of the Parent,  Borrower and its Subsidiaries existing on the date  hereof  that  is  reflected  in the  Financial  Statements  (and  any refinancing or rearrangement  of such Debt,  provided that the total amount of Debt outstanding is not increased from the amount currently reflected on the Financial Statements for such Debt).

          (c)  accounts  payable  and  accrued  expenses,  liabilities  or other obligations  to pay the  deferred  purchase  price of Property or services, from time to time incurred in the ordinary  course of business that are not greater  than  thirty (30) days past the date of invoice or  delinquent  or that are being contested in good faith by appropriate  action and for which adequate reserves have been maintained in accordance with GAAP.

          (d) Debt  associated  with  bonds or surety  obligations  required  by
     Governmental  Requirements  in connection with the operation of the Oil and
     Gas Properties.

          (e) Debt as set forth on Schedule 9.02.

          (f)  Debt  arising  under  Hedging  Contracts   permitted  under  this
     Agreement.

     Section 9.03 Liens. Except as set forth on Schedule 9.03, the Borrower will not, and will not permit any Subsidiary or Parent to, create,  incur,  assume or permit  to  exist  any Lien on any of its  Properties  (now  owned or  hereafter acquired), except:

          (a) Liens securing the payment of any Indebtedness.

          (b) Excepted Liens.

     Section  9.04  Restricted  Payments.  The  Borrower  will not, and will not permit any of its Subsidiaries or Parent to, declare or make, or agree to pay or make, directly or indirectly,  any Restricted Payment, return any capital to its stockholders  or make any  distribution  of its Property to its Equity  Interest holders.  Provided,  however,  the preceding  will not prevent any Subsidiary of
Borrower from making Restricted Payments to the Borrower.

     Section 9.05  Investments,  Loans and Advances.  The Borrower will not, and will  not  permit  any  Subsidiary  or  Parent  to,  make or  permit  to  remain outstanding  any  Investments  in or to any Person,  except  that the  foregoing restriction shall not apply to:

          (a)  Investments  reflected in the  Financial  Statements  or that are disclosed to the Administrative Agent or the Arranger in Schedule 9.05.

          (b) accounts receivable arising in the ordinary course of business.

          (c) direct obligations of the United States or any agency thereof,  or obligations  guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

          (d)  commercial  paper  maturing  within  one  year  from  the date of creation thereof rated in the highest grade by SP or Moody's.

          (e)  deposits  maturing  within  one year  from  the date of  creation thereof with,  including  certificates  of deposit issued by, any Lender or any office  located in the United States of any other bank or trust company which  is  organized  under  the laws of the  United  States  or any  state thereof,  has capital,  surplus and undivided profits  aggregating at least
     $100,000,000  (as of the date of such bank or trust  company's  most recent financial  reports) and has a short term deposit rating of no lower than A2 or P2, as such  rating is set forth from time to time,  by SP or  Moody's, respectively.

          (f)  deposits  in  money  market  funds   investing   exclusively   in
     Investments  described  in  Section  9.05(c),  Section  9.05(d)  or Section
     9.05(e).

     Section 9.06 Nature of Business.  None of the  Borrower,  the Parent or any
Subsidiary  will allow any  material  change to be made in the  character of its business as an independent oil and gas exploration and production company.  From and after the date hereof, the Borrower and its Subsidiaries will not acquire or make any other  expenditure  (whether such expenditure is capital,  operating or otherwise) in or related to, any Oil and Gas  Properties  not located within the geographical boundaries of the United States.

     Section 9.07 Limitation on Leases.  Neither the Borrower nor any Subsidiary
will create,  incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever  (real or personal but excluding
Capital  Leases  and leases of  Hydrocarbon  Interests),  under  leases or lease agreements  which would cause the  aggregate  amount of all payments made by the
Borrower and the Subsidiaries  pursuant to all such leases or lease  agreements, including, without limitation, any residual payments at the end of any lease, to exceed $25,000 in any period of twelve  consecutive  calendar  months during the life of such leases without the approval of the Lenders.

     Section 9.08 Sale and  Leasebacks.  None of the Borrower or any  Subsidiary
will enter into any arrangement, directly or indirectly, with any Person whereby such Person  shall sell or transfer  any of its  Property,  whether now owned or hereafter  acquired,  and whereby such Person shall then or  thereafter  rent or lease such  Property  or any part  thereof or other  Property  that such  Person intends to use for  substantially  the same  purpose or purposes as the Property sold or transferred.

     Section 9.09  Proceeds of Notes.  The Borrower will not permit the proceeds of the Notes to be used for any purpose  other than those  permitted  by Section
7.22.  Neither the Borrower nor any Person  acting on behalf of the Borrower has taken or will take any action  which  might cause any of the Loan  Documents  to violate Regulations T, U or X or any other regulation of the Board or to violate
Section  7 of the  Securities  Exchange  Act of 1934 or any  rule or  regulation thereunder,  in each case as now in effect or as the same may  hereinafter be in effect. If requested by the  Administrative  Agent, the Borrower will furnish to the Administrative  Agent and each Lender a statement to the foregoing effect in conformity  with the  requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

     Section 9.10 ERISA  Compliance.  The Borrower and the Subsidiaries will not at any time:

          (a)  engage  in,  or permit  any ERISA  Affiliate  to engage  in,  any transaction  in  connection  with which the  Borrower,  a Subsidiary or any
     ERISA  Affiliate  could be  subjected  to either a civil  penalty  assessed pursuant to  subsections  (c),  (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

          (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner,  or take any other action with  respect to any Plan,  which could result  in any  liability  of  the  Borrower,  a  Subsidiary  or any  ERISA
     Affiliate to the PBGC.

          (c) fail to make, or permit any ERISA  Affiliate to fail to make, full payment when due of all amounts  which,  under the  provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

          (d) permit to exist,  or allow any ERISA Affiliate to permit to exist, any  accumulated  funding  deficiency  within the meaning of section 302 of
     ERISA or section 412 of the Code,  whether or not waived,  with  respect to any Plan.

          (e) permit,  or allow any ERISA  Affiliate  to permit,  the  actuarial present value of the benefit  liabilities  under any Plan maintained by the
     Borrower,  a Subsidiary  or any ERISA  Affiliate  which is regulated  under
     Title IV of ERISA to exceed the current value of the assets  (computed on a plan  termination  basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit  liabilities"  shall have the meaning specified in section 4041 of ERISA.

          (f)  contribute to or assume an obligation to contribute to, or permit any ERISA  Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

          (g) acquire,  or permit any ERISA Affiliate to acquire, an interest in any  Person  that  causes  such  Person to become an ERISA  Affiliate  with respect  to the  Borrower  or a  Subsidiary  or with  respect  to any ERISA
     Affiliate  of  the  Borrower  or a  Subsidiary  if  such  Person  sponsors, maintains  or  contributes  to,  or at  any  time  in the  six-year  period preceding such  acquisition has sponsored,  maintained,  or contributed to,
     (1) any Multiemployer  Plan, or (2) any other Plan that is subject to Title
     IV of  ERISA  under  which  the  actuarial  present  value  of the  benefit liabilities  under  such  Plan  exceeds  the  current  value of the  assets
     (computed on a plan termination basis in accordance with Title IV of ERISA)
     of such Plan allocable to such benefit liabilities.

          (h) incur,  or permit any ERISA  Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062,  4063, 4064, 4201 or 4204 of
     ERISA.

          (i)  contribute to or assume an obligation to contribute to, or permit any ERISA  Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former  employees of such  entities,  that may not be terminated by such entities  in  their  sole  discretion  at any  time  without  any  material liability.

          (j) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current  liability  such that the Borrower,  a Subsidiary or any ERISA  Affiliate  is  required  to provide  security to such Plan under section 401(a)(29) of the Code.

     Section  9.11 Sale or  Discount  of  Receivables.  Except  for  receivables obtained  by the  Borrower  or any  Subsidiary  out of the  ordinary  course  of business or the  settlement of joint interest  billing  accounts in the ordinary course of  business  or  discounts  granted  to settle  collection  of  accounts receivable or the sale of defaulted  accounts  arising in the ordinary course of business in connection  with the  compromise  or  collection  thereof and not in connection  with  any  financing  transaction,  neither  the  Borrower  nor  any
Subsidiary  will  discount or sell (with or without  recourse)  any of its notes receivable or accounts receivable.

     Section 9.12  Mergers,  Etc.  Neither the Borrower  nor any  Subsidiary  or
Parent will merge into or with or  consolidate  with any other Person,  or sell, lease or  otherwise  dispose of  (whether in one  transaction  or in a series of transactions)  all or substantially all of its Property to any other Person (any such transaction, a "consolidation").

     Section 9.13 Sale of Properties. The Borrower will not, and will not permit any  Subsidiary  to,  sell,  assign,  farm-out,  convey  or  otherwise  transfer
(including  through  the sale of a  Production  Payment  or  overriding  royalty interest) any Property  except for (a) the sale of  Hydrocarbons in the ordinary course of  business;  (b) the sale or  transfer of  equipment  that is no longer necessary for the business of the Borrower or such  Subsidiary or is replaced by equipment of at least comparable value and use; and (c) the sale or transfer any
Property  that,  taken  together with the sale of any other  Properties,  in the aggregate,  during  any  calendar  year,  has a fair  market  value of less than
$50,000.

     Section 9.14  Environmental  Matters.  The Borrower  will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do  anything or permit  anything  to be done which will  subject any such
Property to any Remedial Work under any Environmental  Laws, assuming disclosure to the applicable  Governmental Authority of all relevant facts,  conditions and circumstances,  if any,  pertaining  to such Property  where such  violations or remedial  obligations  could  reasonably be expected to have a Material  Adverse
Effect.

     Section 9.15 Transactions with Affiliates.  The Borrower will not, and will not permit any Subsidiary  to, enter into any  transaction,  including,  without limitation,  any purchase,  sale, lease or exchange of Property or the rendering of any service,  with any Affiliate  (other than the Guarantors  (except Parent)
and  Wholly-Owned  Subsidiaries of the Borrower)  unless such  transactions  are otherwise  permitted under this Agreement are in the ordinary course of business of Borrower or such  Subsidiary and are upon fair and  reasonable  terms no less favorable to it than it would obtain in a  comparable  arm's length  transaction with a Person not an Affiliate.

     Section  9.16  Capital   Expenditures.   Except  as  provided  for  in  the
Development Plan or as expressly approved in writing by the Lender, the Borrower will not,  and will not  permit any of its  Subsidiaries  to,  make any  Capital
Expenditures  or incur costs  associated with the exploration and development of
Borrower's and its Subsidiaries' Oil and Gas Properties  (excluding normal lease operating  expenses)  except for Capital  Expenditures  together  with all other costs totaling  $50,000 or less in the aggregate  during any consecutive  twelve month period.

     Section  9.17  Material  Agreements.  The  Borrower  will not, and will not permit any  Subsidiary to, enter into any contract or agreement that involves an individual  commitment from such Person of more than $15,000 in the aggregate in any  consecutive  twelve month period  (except for such contracts and agreements that relate to the projects contemplated in the Development Plan).

     Section 9.18  Subsidiaries.  The Borrower will not, and will not permit any
Subsidiary to, create or acquire any additional  Subsidiary  unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b).  The Borrower shall not, and shall not permit any Subsidiary to, sell,  assign or otherwise dispose of any Equity Interests in any  Subsidiary.  Neither  the  Borrower  nor  any  Subsidiary  shall  have  any
Subsidiaries  that are organized  under the laws other than the United States of
America or any state thereof or the District of Columbia.

     Section  9.19  Negative  Pledge  Agreements;   Dividend  Restrictions.  The
Borrower will not, and will not permit any Subsidiary to, create,  incur, assume or suffer to exist any  contract,  agreement or  understanding  (other than this
Agreement and the Security  Instruments)  that in any way prohibits or restricts the  granting,  conveying,  creation  or  imposition  of any  Lien on any of its
Property in favor of the  Administrative  Agent and the Lenders or restricts any
Subsidiary from paying dividends or making  distributions to the Borrower or any
Guarantor,  or which  requires  the  consent  of or notice to other  Persons  in connection therewith.

     Section 9.20 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower
will not allow gas imbalances,  take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Subsidiary  that would require the  Borrower or such  Subsidiary  to deliver  Hydrocarbons  at some future time without then or thereafter  receiving full payment  therefore to exceed 200 mmcf
(on an mmcf equivalent basis) in the aggregate.

     Section 9.21 Hedging Contracts.  The Borrower will not, and will not permit any Subsidiary  to, enter into any Hedging  Contracts with any Person other than
(a)  Hedging   Contracts  in  respect  of  commodities   (i)  with  an  Approved
Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Hedging Contracts then in effect other than basis  differential  swaps on  volumes  already  hedged  pursuant  to  other  Hedging  Contracts),  in  the aggregate,  do not exceed 85% of the reasonably anticipated projected production from Proved Developed Producing Reserves for each month during the period during which such  Hedging  Contract(s)  is in effect for each of crude oil and natural gas,  calculated  separately;  and (b) Hedging  Contracts in respect of interest
rates  with  an  Approved  Counterparty,   as  follows:  (i)  Hedging  Contracts
effectively  converting  interest  rates from fixed to  floating,  the  notional amounts  of which  (when  aggregated  with all other  Hedging  Contracts  of the
Borrower and its Subsidiaries  then in effect  effectively  converting  interest rates  from  fixed  to  floating)  do not  exceed  50% of the  then  outstanding principal  amount of the Borrower's Debt for borrowed money which bears interest at a fixed rate and (ii) Hedging Contracts effectively converting interest rates from floating to fixed,  the notional amounts of which (when aggregated with all other  Hedging  Contracts of the Borrower  and its  Subsidiaries  then in effect effectively  converting interest rates from floating to fixed) do not exceed 75%
of the then  outstanding  principal  amount of the Borrower's  Debt for borrowed money  which  bears  interest  at a floating  rate,  and (c)  Hedging  Contracts required under Section  6.01(q).  Except as approved by the Lenders,  no Hedging
Contract shall contain any  requirement,  agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Hedging Contract or to cover market exposures.

     Section 9.22  Certain  Activities.  The  Borrower  shall not, and shall not permit any Subsidiary to, without the written  consent of each Lender,  (a) take any action not in the ordinary  course of the  business of the Borrower  (unless such action could not reasonably be expected to have a Material Adverse Effect),
(b) file or settle any litigation or arbitral proceedings, or release claim, for amount in excess of $100,000  in the  aggregate,  (c) either  singly or jointly, directly  or  indirectly,  commence,  join any other  Person in  commencing,  or authorize a trustee or other Person  acting on its behalf or on behalf of others to commence, any voluntary bankruptcy, reorganization,  arrangement, insolvency, liquidation,  or  receivership  under the laws of the United States or any state thereof, or (d) make a general assignment for the benefit of its creditors.

     Section 9.23 GA Costs.  From the  Effective  Date through the Target Date, the Borrower  shall not and shall not permit any Subsidiary to incur General and
Administrative  Costs on an monthly basis in excess of $183,333.  From and after the Target Date the Borrower  shall not and shall not permit any  Subsidiary  to incur General and Administrative Costs on an monthly basis in excess of $80,000.

     Section 9.24 Net Sales.  The Borrower shall not permit the net sales volume of Hydrocarbons from the Borrower's and its Subsidiaries' Oil and Gas Properties
for the periods  indicated on Schedule  9.23 to be less than the amount for such period as set forth in Column 2 of Schedule 9.23.

     Section 9.25 Press Release.  Without the prior consent of the Lenders, such consent not to be unreasonably withheld, neither the Borrower nor any Subsidiary shall  issue any  press  release  or make any  public  announcement  of the this
Agreement or the credit facility being provided in connection therewith.

     Section 9.26 Not Abandon Wells; Participate in Operations. Except as may be
required by applicable Governmental  Requirements,  neither the Borrower nor any
Subsidiary  will,  without prior  written  consent of the Lenders,  abandon,  or consent  to the  abandonment  of,  any  well  producing  from  the  Oil  and Gas
Properties  (or properties  unitized  therewith) so long as such well is capable
(or is  subject to being  made  capable  through  drilling,  reworking  or other operations  which it would be  commercially  feasible to  conduct) of  producing
Hydrocarbons or other minerals in commercial  quantities (as determined  without considering  the effect of this  Instrument).  If an Event of Default shall have occurred and be continuing,  then neither the Borrower nor any Subsidiary  will, without  prior written  consent of the Lenders,  elect not to  participate  in a proposed operation on any of the Oil and Gas Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited  interest) or permanently of any material interest in the Oil and Gas Properties.

                                   ARTICLE X
                           Events of Default; Remedies

     Section 10.01 Events of Default.  One or more of the following events shall constitute an "Event of Default":

          (a) the Borrower  shall fail to pay any principal of any Loan when and as the same shall become due and  payable,  whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section  10.01(a))
     payable under any Loan Document,  when and as the same shall become due and payable, and such failure shall continue unremedied for one Business Day.

          (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Affiliates in or in connection  with any Loan
     Document or any  amendment or  modification  of any Loan Document or waiver under  such  Loan  Document,  or  in  any  report,  certificate,  financial statement or other document furnished pursuant to or in connection with any
     Loan  Document  or  any  amendment  or   modification   thereof  or  waiver
     thereunder, shall prove to have been incorrect when made or deemed made.

          (d) the  Borrower or any  Subsidiary  shall fail to observe or perform any covenant,  condition or agreement contained in Section 8.01(k), Section
     8.01(o),  Section  8.02,  Section 8.03,  Section  8.07,  Section 8.15 or in
     ARTICLE IX.

          (e) the  Borrower  or any of its  Affiliates  shall fail to observe or perform any covenant,  condition or agreement  contained in this  Agreement
     (other  than those  specified  in Section  10.01(a),  Section  10.01(b)  or
     Section  10.01(d))  or any other  Loan  Document,  and such  failure  shall continue  unremedied  for a period of 15 days after the earlier to occur of
     (A) notice  thereof from the  Administrative  Agent to the Borrower  (which notice  will be given at the  request of any  Lender) or (B) a  Responsible
     Officer of the Borrower or such Affiliate  otherwise becoming aware of such default.

          (f) the  Borrower  or any  Subsidiary  shall fail to make any  payment
     (whether of principal or interest and  regardless  of amount) in respect of any  Material  Indebtedness,  when and as the  same  shall  become  due and payable.

          (g) any  event  or  condition  occurs  that  results  in any  Material
     Indebtedness  becoming due prior to its scheduled  maturity or that enables or  permits  (with or without  the  giving of notice,  the lapse of time or both) the holder or holders of any Material  Indebtedness or any trustee or agent on its or their behalf to cause any Material  Indebtedness  to become due, or to require the Redemption thereof or any offer to Redeem to be made in  respect  thereof,  prior  to its  scheduled  maturity  or any  event of condition  requires  the  Borrower  or any  Subsidiary  to make an offer in respect thereof.

          (h) an  involuntary  proceeding  shall be commenced or an  involuntary petition shall be filed seeking (i)  liquidation,  reorganization  or other relief in respect of the Borrower or any of its Affiliates or its debts, or of a substantial  part of its assets,  under any Federal,  state or foreign bankruptcy,  insolvency,  receivership  or similar law now or  hereafter in
     effect  or  (ii)  the  appointment  of  a  receiver,   trustee,  custodian,
     sequestrator,  conservator  or similar  official for the Borrower or any of its  Affiliates or for a substantial  part of its assets,  and, in any such case, such proceeding or petition shall continue undismissed for 30 days or an order or decree  approving  or ordering  any of the  foregoing  shall be entered.

          (i)  the  Borrower  or any of its  Affiliates  shall  (i)  voluntarily
     commence  any  proceeding  or  file  any  petition   seeking   liquidation,
     reorganization  or  other  relief  under  any  Federal,  state  or  foreign bankruptcy,  insolvency,  receivership  or similar law now or  hereafter in effect,  (ii) consent to the institution of, or fail to contest in a timely and  appropriate  manner,  any proceeding or petition  described in Section
     10.01(h),  (iii)  apply for or consent to the  appointment  of a  receiver, trustee, custodian,  sequestrator,  conservator or similar official for the
     Borrower or any of its Affiliates or for a substantial  part of its assets,
     (iv) file an answer admitting the material  allegations of a petition filed against it in any such  proceeding,  (v) make a general  assignment for the benefit of  creditors  or (vi) take any action for the purpose of effecting any of the foregoing.

          (j) the Borrower or any of its Affiliates  shall become unable,  admit in writing its inability or fail  generally to pay its debts as they become due.

          (k) one or more  judgments  for the  payment of money in an  aggregate amount in excess of $100,000  shall be rendered  against the Borrower,  any
     Subsidiary   or  any   combination   thereof  and  the  same  shall  remain
     undischarged  for a period of 30  consecutive  days during which  execution shall not be effectively  stayed, or any action shall be legally taken by a judgment  creditor to attach or levy upon any assets of the Borrower or any
     Subsidiary to enforce any such judgment.

          (l) the Loan Documents  after  delivery  thereof shall for any reason, except to the extent  permitted by the terms  thereof,  cease to be in full force and effect and valid,  binding and  enforceable  in  accordance  with their terms  against the Borrower or a Guarantor  party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the  priority  required  thereby on any of the  collateral  purported to be covered  thereby,  except  to the  extent  permitted  by the  terms of this
     Agreement,  or the Borrower or any  Subsidiary  or any of their  Affiliates shall so state in writing.

          (m) an ERISA Event  shall have  occurred  that,  in the opinion of the
     Lenders,  when  taken  together  with all  other  ERISA  Events  that  have occurred,  could  reasonably  be expected  to result in a Material  Adverse
     Effect.

          (n) a Change in Control shall occur.

          (o) Operator shall default under the Contract  Operating  Agreement or
     Borrower defaults under the Contract  Operating  Agreement and Operator has not waived such default.

Section 10.02     Remedies.

          (a) In the case of an Event of Default  other than those  described in
     Section  10.01(h),  Section  10.01(i)  or  Section  10.01(j),  at any  time
     thereafter   during  the   continuance  of  such  Event  of  Default,   the
     Administrative  Agent may,  and at the request of the  Lenders,  shall,  by notice to the Borrower, declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared  to be due and payable  may  thereafter  be declared to be due and payable),  and  thereupon  the principal of the Loans so declared to be due and payable,  together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors  accrued hereunder and under the  Notes and the other  Loan  Documents,  shall  become  due and  payable immediately,  without  presentment,  demand,  protest,  notice of intent to accelerate,  notice of  acceleration  or other  notice of any kind,  all of which are hereby waived by the Borrower and each Guarantor;  and in case of an Event of Default  described  in Section  10.01(h),  Section  10.01(i) or
     Section   10.01(j),   the  Notes  and  the  principal  of  the  Loans  then
     outstanding,  together with accrued  interest  thereon and all fees and the other obligations of the Borrower and the Guarantors  accrued hereunder and under the Notes and the other Loan Documents,  shall  automatically  become due and payable,  without presentment,  demand,  protest or other notice of any  kind,  all of  which  are  hereby  waived  by the  Borrower  and  each
     Guarantor.

          (b)  In the  case  of the  occurrence  of an  Event  of  Default,  the
     Administrative  Agent is  authorized  to complete the  Letters-in-Lieu  and deliver same,  and the  Administrative  Agent and the Lenders will have all other rights and remedies available at law and equity.

          (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise  received after  maturity of the Notes,  whether by acceleration or otherwise,  shall be applied:  first, to  reimbursement  of expenses and  indemnities  provided for in this  Agreement and the Security
     Instruments;  second,  to accrued  interest on the Notes;  third,  to fees;
     fourth,  pro rata to principal  outstanding  on the Notes and  Indebtedness referred to in clause (b) of the  definition of  "Indebtedness"  owing to a
     Lender or an  Affiliate  of a Lender;  and any excess  shall be paid to the
     Borrower or as otherwise required by any Governmental Requirement.

          (d) From and after the existence of any Event of Default,  Agent shall have the right to terminate the Contract  Operating  Agreement  without any liability or  obligation  of the Lenders,  the Agent or the Borrower to the
     Operator with respect to such termination or otherwise, upon written notice delivered  by the Lenders or the  Collateral  Agent to the Borrower and the
     Operator,  and upon  delivery  of such  notice  such  termination  shall be effective 30 days thereafter with no right of the Operator to cure.

     Section 10.03 Disposition of Proceeds.  The Security Instruments contain an assignment  by the  Borrower  and/or  the  Guarantors  unto  and in favor of the
Administrative  Agent for the benefit of the Lenders of all of the Borrower's or each  Guarantor's  interest in and to production  and all proceeds  attributable thereto which may be produced from or allocated to the Mortgaged  Property.  The
Security  Instruments  further  provide in general for the  application  of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby.  Notwithstanding  the assignment  contained in such
Security  Instruments,  until the  occurrence  of an Event of  Default,  (a) the
Administrative  Agent and the Lenders  agree that they will  neither  notify the purchaser or  purchasers of such  production  nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the
Lenders  will  instead  permit such  proceeds to be paid to the Borrower and its
Subsidiaries  and (b) the Lenders hereby authorize the  Administrative  Agent to take such actions as may be  necessary to cause such  proceeds to be paid to the
Borrower and/or such Subsidiaries.

                                   ARTICLE XI
                            The Administrative Agent

          (a)  Appointment;  Powers.  Each  of the  Lenders  hereby  irrevocably
     appoints  the  Administrative   Agent  as  its  agent  and  authorizes  the
     Administrative  Agent to take such  actions on its  behalf and to  exercise such  powers  as are  delegated  to the  Administrative  Agent by the terms hereof and the other Loan Documents,  together with such actions and powers as are reasonably incidental thereto.

     Section  11.02  Duties  and  Obligations  of   Administrative   Agent.  The
Administrative  Agent  shall not have any  duties or  obligations  except  those expressly set forth in the Loan  Documents.  Without  limiting the generality of the  foregoing,  (a)  the  Administrative  Agent  shall  not be  subject  to any fiduciary or other implied duties,  regardless of whether a Default has occurred and is continuing,  (b) the Administrative Agent shall not have any duty to take any  discretionary  action  or  exercise  any  discretionary  powers,  except as provided in Section  11.03,  and (c) except as expressly set forth  herein,  the
Administrative  Agent  shall  not have any duty to  disclose,  and  shall not be liable for the failure to disclose,  any information relating to the Borrower or any of its Subsidiaries  that is communicated to or obtained by the bank serving as  Administrative  Agent  or  any  of  its  Affiliates  in  any  capacity.  The
Administrative Agent shall be deemed not to have knowledge of any Default unless and until written  notice  thereof is given to the  Administrative  Agent by the
Borrower  or a  Lender,  and shall  not be  responsible  for or have any duty to ascertain or inquire into (i) any statement,  warranty or representation made in or in  connection  with this  Agreement  or any other  Loan  Document,  (ii) the contents of any  certificate,  report or other document  delivered  hereunder or under any other Loan Document or in connection herewith or therewith,  (iii) the performance or observance of any of the covenants,  agreements or other terms or conditions  set forth herein or in any other Loan  Document,  (iv) the validity, enforceability,  effectiveness or genuineness of this Agreement,  any other Loan
Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative  Agent
or  as  to  those  conditions   precedent   expressly  required  to  be  to  the
Administrative Agent's satisfaction,  (vi) the existence,  value,  perfection or priority of any collateral  security or the financial or other  condition of the
Borrower and its  Subsidiaries  or any other obligor or guarantor,  or (vii) any failure by the Borrower or any other  Person  (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance  of any  covenants,  agreements  or other terms or conditions  set forth herein or therein.

     Section 11.03 Action by  Administrative  Agent.  The  Administrative  Agent
shall  not have  any  duty to take any  discretionary  action  or  exercise  any
discretionary   powers,   except   discretionary  rights  and  powers  expressly
contemplated  hereby  that the  Administrative  Agent is required to exercise in writing as directed by the  Lenders  and in all cases the  Administrative  Agent shall be fully  justified  in failing or refusing to act  hereunder or under any other Loan Documents unless it shall (a) receive written  instructions  from the
Lenders  specifying  the  action  to be  taken  and  (b) be  indemnified  to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions  as  aforesaid  and any action  taken or  failure  to act  pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a
Default has occurred and is continuing, then the Administrative Agent shall take such action with  respect to such Default as shall be directed by the Lenders in the written  instructions  (with  indemnities)  described in this Section 11.03, provided  that,  unless and until the  Administrative  Agent shall have received such directions,  the  Administrative  Agent may (but shall not be obligated to)
take such  action,  or refrain  from taking such  action,  with  respect to such
Default as it shall deem advisable in the best  interests of the Lenders.  In no event,  however,  shall the Administrative  Agent be required to take any action which  exposes  the  Administrative  Agent  to  personal  liability  or which is
contrary  to  this  Agreement,   the  Loan  Documents  or  applicable  law.  The
Administrative Agent shall not be liable for any action taken or not taken by it with  the  consent  or  at  the  request  of  the  Lenders,  and  otherwise  the
Administrative Agent shall not be liable for any action taken or not taken by it hereunder  or under any other  Loan  Document  or under  any other  document  or instrument  referred  to or  provided  for herein or  therein  or in  connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE,  except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative  Agent. The  Administrative  Agent
shall be entitled to rely upon,  and shall not incur any  liability  for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper  Person.  The  Administrative  Agent also may rely upon any statement made to it orally or by  telephone  and  believed by it to be made by the proper
Person,  and shall not incur any liability  for relying  thereon and each of the
Borrower and the Lenders  hereby waives the right to dispute the  Administrative
Agent's  record of such  statement,  except in the case of gross  negligence  or willful  misconduct by the Administrative  Agent. The  Administrative  Agent may
consult with legal  counsel (who may be counsel for the  Borrower),  independent accountants  and other  experts  selected by it, and shall not be liable for any action  taken or not  taken by it in  accordance  with  the  advice  of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents.  The Administrative  Agent may perform any and all its duties  and  exercise  its  rights and powers by or through  any one or more sub-agents  appointed by the Administrative  Agent. The Administrative Agent and
any such  sub-agent  may perform any and all its duties and  exercise its rights and powers through their respective Related Parties. The exculpatory  provisions of the preceding  Sections of this ARTICLE XI shall apply to any such  sub-agent and to the Related Parties of the  Administrative  Agent and any such sub-agent,
and  shall  apply  to  their  respective   activities  in  connection  with  the
syndication of the credit  facilities  provided for herein as well as activities as Administrative Agent.

     Section 11.06  Resignation or Removal of Administrative  Agent.  Subject to
the appointment and acceptance of a successor  Administrative  Agent as provided in this  Section  11.06,  the  Administrative  Agent  may  resign at any time by notifying  the Lenders and the  Borrower,  and the  Administrative  Agent may be
removed at any time with or without  cause by all of the Lenders.  Upon any such resignation or removal,  the Lenders shall have the right, in consultation  with the  Borrower,  to  appoint a  successor.  If no  successor  shall  have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the  retiring  Administrative  Agent gives  notice of its  resignation  or removal of the retiring  Administrative Agent, then the retiring  Administrative
Agent may, on behalf of the Lenders,  appoint a successor  Administrative Agent.
Upon the acceptance of its appointment as the Administrative  Agent hereunder by a successor,  such  successor  shall  succeed to and become  vested with all the rights, powers,  privileges and duties of the retiring Administrative Agent, and the  retiring  Administrative  Agent  shall be  discharged  from its  duties and obligations  hereunder.  The  fees  payable  by  the  Borrower  to  a  successor
Administrative  Agent  shall  be the same as those  payable  to its  predecessor unless  otherwise  agreed  between the  Borrower and such  successor.  After the
Administrative Agent's resignation hereunder,  the provisions of this ARTICLE XI and  Section  12.03 shall  continue  in effect for the benefit of such  retiring
Administrative  Agent,  its sub-agents and their  respective  Related Parties in respect of any actions  taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Section 11.07 Agents as Lenders.  The party  serving as the  Administrative
Agent  hereunder  shall have the same  rights and  powers in its  capacity  as a
Lender as any other  Lender and may  exercise the same as though it were not the
Administrative  Agent,  and such party and its  Affiliates  may accept  deposits from,  lend  money to and  generally  engage  in any kind of  business  with the
Borrower  or any  Subsidiary  or other  Affiliate  thereof as if it were not the
Administrative Agent hereunder.

     Section  11.08  No  Reliance.   Each  Lender   acknowledges  that  it  has,
independently  and without reliance upon the  Administrative  Agent or any other
Lender and based on such documents and information as it has deemed appropriate, made its own credit  analysis and decision to enter into this Agreement and each other Loan Document to which it is a party.  Each Lender also  acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such  documents and  information as it shall from time to time deem  appropriate,  continue to make its own  decisions in taking or not taking action under or based upon this Agreement,  any other Loan Document,  any related  agreement  or any  document  furnished  hereunder  or  thereunder.  The
Administrative  Agent shall not be  required  to keep itself  informed as to the performance  or  observance by the Borrower or any of its  Subsidiaries  of this
Agreement,  the Loan Documents or any other document referred to or provided for
herein  or  to  inspect  the   Properties  or  books  of  the  Borrower  or  its
Subsidiaries.  Except for notices,  reports and other  documents and information expressly  required to be furnished to the Lenders by the  Administrative  Agent hereunder, neither the Administrative Agent nor the Arranger shall have any duty or  responsibility  to provide any Lender  with any credit or other  information concerning the affairs,  financial condition or business of the Borrower (or any of its  Affiliates)  which may come into the  possession of such Agent or any of its Affiliates.  In this regard,  each Lender  acknowledges that Vinson  Elkins
L.L.P. is acting in this  transaction as special  counsel to the  Administrative
Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan  Document.  Each other party  hereto will consult with its own legal counsel  to the  extent  that it deems  necessary  in  connection  with the Loan
Documents and the matters contemplated therein.

     Section 11.09 Authority of Administrative  Agent to Release  Collateral and
Liens.  Each Lender hereby  authorizes the  Administrative  Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the
Loan  Documents.  Each Lender  hereby  authorizes  the  Administrative  Agent to execute and deliver to the Borrower,  at the  Borrower's  sole cost and expense, any and all  releases of Liens,  termination  statements,  assignments  or other documents  reasonably  requested by the Borrower in connection  with any sale or other  disposition  of Property to the extent such sale or other  disposition is permitted by the terms of Section 9.13 or is otherwise  authorized  by the terms of the Loan Documents.

                                  ARTICLE XII
                                  Miscellaneous

     Section 12.01 Notices.

          (a) Except in the case of notices and other  communications  expressly permitted to be given by telephone (and subject to Section  12.01(b)),  all notices and other  communications  provided  for herein shall be in writing and shall be  delivered  by hand or overnight  courier  service,  mailed by certified or registered mail or sent by telecopy, as follows:

               (i) if to the Borrower,  to it at 4801 N. Sam Houston  Pkwy.  E.,
          Suite 300, Houston, Texas 77060, Attention of Thomas Kaetzer (Telecopy
          No. 281-260-8488);

               (ii) if to the  Administrative  Agent, to it at  Highbridge/Zwirn
          Special  Opportunities  Fund,  L.P., 745 5th Avenue,  18th Floor,  New
          York, New York 10151,  Attention:  Morris Macleod  (Telecopy No. (646)
          344-4676).

               (iii)  if  to  the  Arranger,  to it  at  Petrobridge  Investment
          Management  LLC, 1600 Smith  Street,  Suite 4250,  Houston,  TX 77002,
          Attention of Mike Keener (Telecopy No. (713) 490-3867);

               (iv) if to any other  Lender,  to it at its address (or  telecopy number) set forth on its applicable signature page.

          (b) Notices and other  communications  to the Lenders hereunder may be delivered or furnished by electronic  communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to  notices  pursuant  to ARTICLE  II,  ARTICLE  III,  ARTICLE IV and
     ARTICLE  V unless  otherwise  agreed  by the  Administrative  Agent and the applicable  Lender.  The  Administrative  Agent or the Borrower may, in its
     discretion,  agree  to  accept  notices  and  other  communications  to  it hereunder by electronic  communications  pursuant to procedures approved by it;  provided that approval of such procedures may be limited to particular notices or communications.

          (c) Any party  hereto may change its  address or  telecopy  number for notices and other  communications  hereunder by notice to the other parties hereto. All notices and other  communications  given to any party hereto in accordance  with the provisions of this  Agreement  shall be deemed to have been given on the date of receipt.

     Section 12.02 Waivers; Amendments.

          (a) No failure on the part of the Administrative Agent, any Lender, or the  Arranger  to  exercise  and no delay in  exercising,  and no course of dealing with respect to, any right, power or privilege,  or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof,  nor shall any single or partial  exercise of any right,  power or privilege  under any of the Loan Documents  preclude any other or further  exercise  thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan
     Documents  are  cumulative  and are not exclusive of any rights or remedies that  they  would  otherwise  have.  No  waiver  of any  provision  of this
     Agreement  or any other Loan  Document or consent to any  departure  by the
     Borrower therefrom shall in any event be effective unless the same shall be permitted  by Section  12.02(b),  and then such waiver or consent  shall be effective  only in the  specific  instance  and for the  purpose  for which given.  Without  limiting the generality of the foregoing,  the making of a
     Loan  shall not be  construed  as a waiver of any  Default,  regardless  of whether  the  Administrative  Agent or any  Lender  may have had  notice or knowledge of such Default at the time.

          (b) Neither this  Agreement nor any provision  hereof nor any Security
     Instrument  nor any  provision  thereof may be waived,  amended or modified except  pursuant to an agreement or agreements  in writing  entered into by the  Borrower  and the Lenders or by the  Borrower  and the  Administrative
     Agent with the consent of all of the Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.

          (a) The Borrower shall pay (i) all reasonable  out-of-pocket  expenses incurred by the Administrative Agent and its Affiliates, including, without limitation,  the reasonable fees,  charges and disbursements of counsel and other outside  consultants  for the  Administrative  Agent,  the reasonable travel, photocopy,  mailing, courier, telephone and other similar expenses, and the  cost of  environmental  audits  and  surveys  and  appraisals,  in connection  with the  ongoing  enforcement  and  performance  of the credit facilities  provided for herein as Administrative  Agent deems appropriate, the preparation,  negotiation, execution, delivery and administration (both before and after the execution  hereof and  including  advice of counsel to the Administrative  Agent as to the rights and duties of the Administrative
     Agent and the Lenders with respect thereto) of this Agreement and the other
     Loan Documents and any amendments,  modifications or waivers of or consents
     related  to  the  provisions   hereof  or  thereof   (whether  or  not  the
     transactions contemplated hereby or thereby shall be consummated), (ii) all costs,  expenses,  Taxes,  assessments  and other  charges  incurred by the
     Administrative   Agent  or  any  Lender  in  connection  with  any  filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all out-of-pocket expenses incurred by the Administrative
     Agent or any Lender,  including the fees,  charges and disbursements of any counsel for any the Administrative  Agent or any Lender, in connection with the  enforcement  or  protection  of its  rights  in  connection  with this
     Agreement  or any other Loan  Document,  including  its  rights  under this
     Section  12.03,  including,  without  limitation,  all  such  out-of-pocket expenses  incurred  during any workout,  restructuring  or  negotiations in
     respect  of  such  Loans  and  any   appraisal   costs   incurred   by  the
     Administrative Agent or the Lenders.

          (b)  THE  BORROWER  SHALL  INDEMNIFY  THE  ADMINISTRATIVE  AGENT,  THE
     ARRANGER,  AND EACH LENDER,  AND EACH RELATED PARTY OF ANY OF THE FOREGOING
     PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE")  AGAINST,  AND HOLD
     EACH  INDEMNITEE  HARMLESS  FROM,  ANY AND  ALL  LOSSES,  CLAIMS,  DAMAGES,
     LIABILITIES  AND  RELATED  EXPENSES,   INCLUDING  THE  FEES,   CHARGES  AND
     DISBURSEMENTS  OF ANY COUNSEL FOR ANY  INDEMNITEE,  INCURRED BY OR ASSERTED
     AGAINST ANY INDEMNITEE  ARISING OUT OF, IN CONNECTION  WITH, OR AS A RESULT
     OF (i) THE  EXECUTION  OR  DELIVERY  OF THIS  AGREEMENT  OR ANY OTHER  LOAN
     DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE
     PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT
     OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION
     OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii)
     THE FAILURE OF THE BORROWER OR ANY  SUBSIDIARY  TO COMPLY WITH THE TERMS OF
     ANY LOAN  DOCUMENT,  INCLUDING  THIS  AGREEMENT,  OR WITH ANY  GOVERNMENTAL
     REQUIREMENT,  (iii) ANY INACCURACY OF ANY  REPRESENTATION  OR ANY BREACH OF
     ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY  GUARANTOR SET FORTH IN ANY
     OF THE LOAN  DOCUMENTS  OR ANY  INSTRUMENTS,  DOCUMENTS  OR  CERTIFICATIONS
     DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR THE USE OF THE PROCEEDS
     THEREFROM, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS,  (vi) THE OPERATIONS
     OF THE BUSINESS OF THE BORROWER  AND ITS  SUBSIDIARIES  BY THE BORROWER AND
     ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO
     RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS,  (viii)
     ANY  ENVIRONMENTAL  LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY
     OF  THEIR   PROPERTIES,   INCLUDING  WITHOUT   LIMITATION,   THE  PRESENCE,
     GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL,
     ARRANGEMENT  OF DISPOSAL OR  TREATMENT  OF OIL,  OIL AND GAS WASTES,  SOLID
     WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES,  (ix) THE BREACH
     OR  NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL
     LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY
     THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR  PROPERTIES OR PAST ACTIVITY
     ON ANY OF THEIR PROPERTIES  WHICH,  THOUGH LAWFUL AND FULLY  PERMISSIBLE AT
     THE TIME,  COULD  RESULT IN  PRESENT  LIABILITY,  (xi) THE  PRESENCE,  USE,
     RELEASE,  STORAGE,  TREATMENT,  DISPOSAL,  GENERATION,  THREATENED RELEASE,
     TRANSPORT,  ARRANGEMENT  FOR TRANSPORT OR ARRANGEMENT  FOR DISPOSAL OF OIL,
     OIL AND GAS WASTES,  SOLID WASTES OR HAZARDOUS  SUBSTANCES  ON OR AT ANY OF
     THE  PROPERTIES  OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY
     ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY
     PROPERTY  OWNED OR  OPERATED BY THE  BORROWER  OR ANY OF ITS  SUBSIDIARIES,
     (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY
     OF ITS SUBSIDIARIES,  OR (xiii) ANY OTHER  ENVIRONMENTAL,  HEALTH OR SAFETY
     CONDITION IN  CONNECTION  WITH THE LOAN  DOCUMENTS,  OR (xiv) ANY ACTUAL OR
     PROSPECTIVE CLAIM, LITIGATION,  INVESTIGATION OR PROCEEDING RELATING TO ANY
     OF THE FOREGOING,  WHETHER BASED ON CONTRACT,  TORT OR ANY OTHER THEORY AND
     REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY
     SHALL  EXTEND TO EACH  INDEMNITEE  NOTWITHSTANDING  THE SOLE OR  CONCURRENT
     NEGLIGENCE  OF  EVERY  KIND OR  CHARACTER  WHATSOEVER,  WHETHER  ACTIVE  OR
     PASSIVE,  WHETHER AN  AFFIRMATIVE  ACT OR AN  OMISSION,  INCLUDING  WITHOUT
     LIMITATION,  ALL TYPES OF NEGLIGENT  CONDUCT  IDENTIFIED IN THE RESTATEMENT
     (SECOND) OF TORTS OF ONE OR MORE OF THE  INDEMNITEES OR BY REASON OF STRICT
     LIABILITY  IMPOSED  WITHOUT  FAULT  ON ANY ONE OR MORE OF THE  INDEMNITEES;
     PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE,  BE AVAILABLE
     TO THE EXTENT THAT SUCH LOSSES,  CLAIMS,  DAMAGES,  LIABILITIES  OR RELATED
     EXPENSES ARE DETERMINED BY A COURT OF COMPETENT  JURISDICTION  BY FINAL AND
     NONAPPEALABLE  JUDGMENT  TO HAVE  RESULTED  FROM THE  GROSS  NEGLIGENCE  OR
     WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

          (c) To the extent that the Borrower  fails to pay any amount  required to be paid by it to the Administrative Agent under Section 12.03(a) or (b), each  Lender  severally  agrees to pay to such  Administrative  Agent  such
     Lender's  Applicable  Percentage  (determined  as  of  the  time  that  the applicable  unreimbursed  expense or  indemnity  payment is sought) of such unpaid amount;  provided that the unreimbursed expense or indemnified loss, claim,  damage,  liability  or  related  expense,  as the case may be,  was incurred by or asserted against such  Administrative  Agent in its capacity as such.

          (d) To the extent  permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee,  on any theory of liability, for special, indirect,  consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument  contemplated hereby or thereby,  the Transactions,  any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section 12.03 shall be payable promptly after written demand therefore.

          Section 12.04 Successors and Assigns.

          (a) The provisions of this  Agreement  shall be binding upon and inure to the benefit of the parties  hereto and their  respective  successors and assigns  permitted  hereby,  except that

               (i) the Borrower may not assign or otherwise  transfer any of its rights or obligations  hereunder  without the prior written consent of each Lender (and any attempted  assignment or transfer by the Borrower without  such  consent  shall be null and void) and

               (ii) no Lender may  assign or  otherwise  transfer  its rights or obligations  hereunder  except in accordance  with this Section 12.04.
          Nothing in this Agreement, expressed or implied, shall be construed to
          confer  upon  any  Person  (other  than  the  parties  hereto,   their
          respective  successors and assigns permitted hereby,  Participants (to the extent provided in Section  12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative
          Agent and the Lenders) any legal or equitable  right,  remedy or claim under or by reason of this Agreement.

          (b)

               (i) Subject to the conditions set forth in Section  12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights  and  obligations  under  this  Agreement  (including  all or a portion  of its  Commitment  and the  Loans at the  time  owing to it)
          without the prior written consent of the Borrower:

               (ii) Assignments shall be subject to the following conditions:

                    (A)  except in the case of an  assignment  to a Lender or an
               Affiliate of a Lender or an  assignment  of the entire  remaining amount of the assigning  Lender's  Commitment,  the amount of the
               Commitment  of  the  assigning   Lender   subject  to  each  such
               assignment   (determined  as  of  the  date  the  Assignment  and
               Assumption  with respect to such  assignment  is delivered to the
               Administrative Agent) shall not be less than $100,000 unless each of the Borrower and the  Administrative  Agent otherwise consent, provided  that no such consent of the Borrower  shall be required if an Event of Default has occurred and is continuing;

                    (B) each partial  assignment  shall be made as an assignment of a proportionate  part of all the assigning Lender's rights and obligations  under  this  Agreement;  (C)  the  parties  to  each assignment shall execute and deliver to the Administrative  Agent an Assignment  and  Assumption,  together  with a processing  and recordation fee of $500; and

                    (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any information  reasonably requested by the Administrative Agent;

               (iii)  Subject to Section  12.04(b)(iv)  and the  acceptance  and recording thereof, from and after the effective date specified in each
          Assignment  and Assumption  the assignee  thereunder  shall be a party hereto and, to the extent of the interest  assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this
          Agreement, and the assigning Lender thereunder shall, to the extent of the interest  assigned by such Assignment and Assumption,  be released from its  obligations  under this  Agreement  (and,  in the case of an
          Assignment  and  Assumption  covering  all of the  assigning  Lender's rights and obligations  under this Agreement,  such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01,  Section 5.02 and Section  12.03).  Any assignment or transfer  by a Lender of rights or  obligations  under this  Agreement that does not comply  with this  Section  12.04  shall be treated  for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

               (iv) The  Administrative  Agent,  acting  for this  purpose as an agent of the Borrower,  shall maintain at one of its offices a copy of each Assignment and Assumption  delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum
          Credit  Amount of, and  principal  amount of the Loans  owing to, each
          Lender   pursuant  to  the  terms   hereof  from  time  to  time  (the
          "Register").  The entries in the Register shall be conclusive, and the
          Borrower,  the  Administrative  Agent,  and the Lenders may treat each
          Person  whose name is recorded in the  Register  pursuant to the terms hereof  as a Lender  hereunder  for all  purposes  of this  Agreement,
          notwithstanding   notice  to  the  contrary.  The  Register  shall  be
          available  for  inspection  by the  Borrower,  and any Lender,  at any reasonable time and from time to time upon reasonable prior notice. In connection  with  any  changes  to the  Register,  if  necessary,  the
          Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower and each Lender.

               (v)  Upon  its  receipt  of  a  duly  completed   Assignment  and
          Assumption  executed  by an  assigning  Lender  and an  assignee,  the assignee's  providing  any  information  reasonably  requested  by the
          Administrative,  the  processing  and  recordation  fee referred to in
          Section  12.04(b) and any written consent to such assignment  required by Section  12.04(b),  the  Administrative  Agent  shall  accept  such
          Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this
          Agreement  unless it has been  recorded in the Register as provided in this Section 12.04(b).

          (c) Any  Lender  may,  without  the  consent  of the  Borrower  or the
     Administrative  Agent,  sell  participations  to one or more banks or other entities (a  "Participant") in all or a portion of such Lender's rights and obligations  under  this  Agreement  (including  all  or a  portion  of its
     Commitment  and the Loans  owing to it);  provided  that (A) such  Lender's obligations  under this Agreement shall remain  unchanged,  (B) such Lender shall  remain  solely  responsible  to the  other  parties  hereto  for the performance of such  obligations and (C) the Borrower,  the  Administrative
     Agent,  and the other  Lenders  shall  continue to deal solely and directly with such Lender in connection  with such Lender's  rights and  obligations under this  Agreement.  Any  agreement  or  instrument  pursuant to which a
     Lender  sells such a  participation  shall  provide  that such Lender shall retain  the  sole  right to  enforce  this  Agreement  and to  approve  any amendment,  modification  or waiver  of any  provision  of this  Agreement;
     provided  that such  agreement or  instrument  may provide that such Lender will not, without the consent of the  Participant,  agree to any amendment, modification  or waiver  described  in the  proviso to  Section  12.02 that affects such Participant.  In addition such agreement must provide that the
     Participant be bound by the provisions of Section 12.03. Subject to Section
     12.04(c)(ii),  the Borrower agrees that each Participant  shall be entitled to the  benefits of Section  5.01 and Section 5.02 to the same extent as if it were a Lender and had acquired its  interest by  assignment  pursuant to
     Section  12.04(b).  To the extent  permitted by law, each  Participant also shall be  entitled  to the  benefits  of Section  12.08 as though it were a
     Lender,  provided such Participant  agrees to be subject to Section 4.01(c)
     as though it were a Lender.

               (ii) A  Participant  shall not be entitled to receive any greater payment under Section 5.01 or Section 5.02 than the applicable  Lender would have been entitled to receive with respect to the  participation sold to such Participant, unless the sale of the participation to such
          Participant is made with the Borrower's prior written consent.

          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal  Reserve Bank,  and this Section  12.04(d) shall not apply to any such pledge or  assignment  of a security  interest;  provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 12.05 Survival; Revival; Reinstatement.

          (a) All covenants, agreements,  representations and warranties made by the Borrower herein and in the certificates or other instruments  delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered  to have been relied upon by the other  parties  hereto and shall  survive the  execution  and delivery of this  Agreement  and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or  knowledge  of any  Default or  incorrect representation  or warranty  at the time any credit is extended  hereunder, and shall  continue in full force and effect as long as the principal of or any  accrued  interest on any Loan or any fee or any other  amount  payable under  this  Agreement  is  outstanding  and  unpaid  and  so  long  as the
     Commitments have not expired or terminated. The provisions of Section 5.01,
     Section 5.02 and Section  12.03 and ARTICLE XI shall  survive and remain in full force and effect  regardless of the  consummation of the  transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination  of this  Agreement,  any other Loan  Document or any provision hereof or thereof.

          (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently  invalidated,  declared to be fraudulent or preferential,  set aside or required  to be repaid to a trustee,  debtor in possession,  receiver or other Person under any bankruptcy  law, common law or equitable  cause,  then to such extent,  the  Indebtedness  so satisfied shall be revived and  continue as if such  payment or proceeds had not been received and the  Administrative  Agent's and the Lenders' Liens,  security interests,  rights,  powers and remedies under this Agreement and each Loan
     Document shall continue in full force and effect.  In such event, each Loan
     Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably  requested by the Administrative  Agent and the
     Lenders to effect such reinstatement.

     Section 12.06 Counterparts; Integration; Effectiveness.

          (a) This Agreement may be executed in  counterparts  (and by different parties hereto on different  counterparts),  each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

          (b) This  Agreement,  the other Loan Documents and any separate letter agreements  with  respect  to  fees  payable  to the  Administrative  Agent constitute the entire  contract  among the parties  relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings,  oral or written, relating to the subject matter hereof and thereof.  This Agreement and the other Loan  Documents  represent the final agreement  among the parties hereto and thereto and may not be contradicted by evidence of prior,  contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          (c) Except as provided in Section 6.01,  this  Agreement  shall become effective when it shall have been executed by the Administrative  Agent and when the  Administrative  Agent  shall have  received  counterparts  hereof which,  when  taken  together,  bear the  signatures  of each of the  other parties  hereto,  and  thereafter  shall be  binding  upon and inure to the benefit of the parties hereto and their respective  successors and assigns.
     Delivery of an executed  counterpart  of a signature page of this Agreement by  telecopy  shall  be  effective  as  delivery  of  a  manually  executed counterpart of this Agreement.

     Section 12.07  Severability.  Any provision of this  Agreement or any other
Loan Document held to be invalid,  illegal or  unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or  unenforceability  without  affecting  the validity,  legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section  12.08 Right of Setoff.  If an Event of Default shall have occurred and be continuing,  each Lender and each of its Affiliates is hereby  authorized at any time and from time to time,  to the fullest  extent  permitted by law, to set off and apply any and all  deposits  (general  or  special,  time or demand, provisional  or final) at any time held and  other  obligations  (of  whatsoever kind) at any time owing by such Lender or  Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter  existing under this Agreement or any other Loan Document,  irrespective of whether or not such Lender  shall have made any demand  under this  Agreement or any other Loan
Document and although  such  obligations  may be  unmatured.  The rights of each
Lender  under this  Section  12.08 are in addition to other  rights and remedies
(including other rights of setoff) which such Lender or its Affiliates may have.

     Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

          (a) THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED
     IN ACCORDANCE  WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT
     THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR,  CHARGE,
     RECEIVE,  RESERVE OR TAKE  INTEREST AT THE RATE  ALLOWED BY THE LAWS OF THE
     STATE WHERE SUCH LENDER IS LOCATED.

          (b) ANY LEGAL ACTION OR PROCEEDING  WITH RESPECT TO THE LOAN DOCUMENTS
     SHALL BE  BROUGHT  IN THE  COURTS OF THE STATE OF NEW YORK OR OF THE UNITED
     STATES OF AMERICA FOR THE SOUTHERN  DISTRICT OF NEW YORK, AND, BY EXECUTION
     AND DELIVERY OF THIS  AGREEMENT,  EACH PARTY HEREBY  ACCEPTS FOR ITSELF AND
     (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY,  GENERALLY AND
     UNCONDITIONALLY,  THE  JURISDICTION  OF THE  AFORESAID  COURTS.  EACH PARTY
     HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY
     OBJECTION  TO THE  LAYING  OF VENUE OR BASED ON THE  GROUNDS  OF FORUM  NON
     CONVENIENS,  WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH
     ACTION OR PROCEEDING IN SUCH RESPECTIVE  JURISDICTIONS.  THIS SUBMISSION TO
     JURISDICTION IS NON-EXCLUSIVE  AND DOES NOT PRECLUDE A PARTY FROM OBTAINING
     JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

          (c) THE BORROWER HEREBY IRREVOCABLY DESIGNATES,  APPOINTS AND EMPOWERS
     AND HEREBY CONFERS AN IRREVOCABLE  SPECIAL POWER, AMPLE AND SUFFICIENT,  TO
     CT  Corporation  System,  WITH  OFFICES  ON THE DATE  HEREOF AT 111  Eighth
     Avenue, New York, New York 10011 AS ITS DESIGNEE,  APPOINTEE AND AGENT WITH
     RESPECT TO ANY SUCH ACTION OR PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND
     ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY,  SERVICE
     OF ANY AND ALL LEGAL PROCESS,  SUMMONS,  NOTICES AND DOCUMENTS WHICH MAY BE
     SERVED IN ANY SUCH  PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO
     GIVE ANY ADVICE OF ANY SUCH  SERVICE OF PROCESS TO THE  BORROWER  SHALL NOT
     IMPAIR  OR AFFECT  THE  VALIDITY  OF SUCH  SERVICE  OR OF ANY  CLAIM  BASED
     THEREON.  IF FOR ANY REASON SUCH DESIGNEE,  APPOINTEE AND AGENT SHALL CEASE
     TO BE  AVAILABLE  TO ACT AS SUCH,  THE  BORROWER  AGREES TO DESIGNATE A NEW
     DESIGNEE,  APPOINTEE AND AGENT IN NEW YORK  REASONABLY  SATISFACTORY TO THE
     ADMINISTRATIVE  AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS  PROVISION.
     EACH PARTY  IRREVOCABLY  CONSENTS  TO THE  SERVICE OF PROCESS OF ANY OF THE
     AFOREMENTIONED  COURTS IN ANY SUCH ACTION OR  PROCEEDING  BY THE MAILING OF
     COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,  POSTAGE PREPAID,  TO IT AT
     THE  ADDRESS  SPECIFIED  IN  SECTION  12.01  OR SUCH  OTHER  ADDRESS  AS IS
     SPECIFIED  PURSUANT TO SECTION 12.01 (OR ITS  ASSIGNMENT  AND  ASSUMPTION),
     SUCH  SERVICE TO BECOME  EFFECTIVE  THIRTY  (30) DAYS  AFTER SUCH  MAILING.
     NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO
     SERVE  PROCESS IN ANY OTHER MANNER  PERMITTED  BY LAW OR TO COMMENCE  LEGAL
     PROCEEDINGS  OR  OTHERWISE  PROCEED  AGAINST  ANOTHER  PARTY  IN ANY  OTHER
     JURISDICTION.

          (d) EACH PARTY HEREBY (i) IRREVOCABLY AND  UNCONDITIONALLY  WAIVES, TO
     THE FULLEST  EXTENT  PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR
     PROCEEDING  RELATING TO THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT AND FOR
     ANY COUNTERCLAIM  THEREIN;  (ii) IRREVOCABLY  WAIVES, TO THE MAXIMUM EXTENT
     NOT  PROHIBITED  BY LAW,  ANY RIGHT IT MAY HAVE TO CLAIM OR  RECOVER IN ANY
     SUCH LITIGATION ANY SPECIAL, EXEMPLARY,  PUNITIVE OR CONSEQUENTIAL DAMAGES,
     OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL  DAMAGES;  (iii) CERTIFIES
     THAT NO PARTY  HERETO NOR ANY  REPRESENTATIVE  OR AGENT OF COUNSEL  FOR ANY
     PARTY HERETO HAS REPRESENTED,  EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH
     PARTY WOULD NOT, IN THE EVENT OF LITIGATION,  SEEK TO ENFORCE THE FOREGOING
     WAIVERS,  AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS
     AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS  CONTEMPLATED HEREBY AND
     THEREBY  BY,  AMONG OTHER  THINGS,  THE MUTUAL  WAIVERS AND  CERTIFICATIONS
     CONTAINED IN THIS SECTION 12.09.

     Section  12.10  Headings.  Article  and Section  headings  and the Table of
Contents used herein are for convenience of reference only, are not part of this
Agreement  and  shall  not  affect  the   construction  of,  or  be  taken  into
consideration in interpreting, this Agreement.

     Section 12.11  Confidentiality.  Each of the  Administrative  Agent and the
Lenders agrees to maintain the  confidentiality  of the  Information (as defined below),  except that Information may be disclosed (a) to its and its Affiliates'
directors,  officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be  informed of the  confidential  nature of such  Information  and instructed to keep such Information  confidential),  (b) to the extent requested by any regulatory  authority,  (c) to the extent  required by applicable laws or regulations or by any subpoena or similar legal process,  (d) to any other party to this  Agreement  or any  other  Loan  Document,  (e) in  connection  with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or  proceeding  relating to this  Agreement or any other Loan Document or the enforcement of rights  hereunder or thereunder,  (f) subject to an agreement containing provisions  substantially the same as those of this Section 12.11, to
(i) any  assignee  of or  Participant  in,  or any  prospective  assignee  of or
Participant  in, any of its rights or  obligations  under this Agreement or (ii)
any actual or prospective counterparty (or its advisors) to any Hedging Contract relating  to the  Borrower  and its  obligations,  (g) with the  consent  of the
Borrower or (h) to the extent such  Information (i) becomes  publicly  available other  than as a  result  of a breach  of this  Section  12.11  or (ii)  becomes available to the Administrative Agent or any Lender on a non-confidential  basis from a source other than the Borrower.  For the purposes of this Section  12.11,
"Information" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary and their businesses,  other than any such information that is available to the Administrative  Agent or any Lender on a  non-confidential  basis prior to  disclosure by the Borrower or a Subsidiary;
provided that, in the case of information -------- received from the Borrower or any Subsidiary after the date hereof,  such information is clearly identified at the time of  delivery as  confidential.  Any Person  required  to  maintain  the confidentiality  of  Information  as  provided  in this  Section  12.11 shall be considered  to have  complied  with its  obligation  to do so if such Person has exercised  the same  degree  of care to  maintain  the  confidentiality  of such
Information  as such Person  would accord to its own  confidential  information.
Notwithstanding anything herein to the contrary, each of the parties hereto (and each employee,  representative or other agent of such party) may disclose to any and all Persons,  without  limitation of any kind,  the U.S.  federal income tax treatment and tax structure of the transaction  contemplated  herein (as used in this Section 12.11, the  "Transaction") and all materials of any kind (including opinions  and  other tax  analyses)  that are  provided  to the  parties  hereto relating  to such  tax  treatment  and tax  structure.  For this  purpose,  "tax structure" is limited to facts relevant to the U.S. federal income tax treatment of the Transaction and does not include information  relating to the identity of the parties hereto, its affiliates, agents or advisors.

     Section 12.12 Interest Rate Limitation.  It is the intention of the parties hereto that each Lender shall conform  strictly to usury laws  applicable to it.
Accordingly, if the transactions contemplated hereby would be usurious as to any
Lender under laws  applicable to it (including  the laws of the United States of
America and the States of Texas or New York or any other jurisdiction whose laws
may  be  mandatorily   applicable  to  such  Lender  notwithstanding  the  other
provisions of this Agreement),  then, in that event, notwithstanding anything to the  contrary in any of the Loan  Documents  or any  agreement  entered  into in connection with or as security for the Notes,  it is agreed as follows:  (i) the aggregate of all consideration  which constitutes  interest under law applicable to any Lender that is contracted  for, taken,  reserved,  charged or received by such Lender  under any of the Loan  Documents  or  agreements  or  otherwise  in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable  law, and any excess shall be canceled  automatically and if theretofore paid shall be credited by such Lender on the principal amount of the  Indebtedness  (or,  to the  extent  that  the  principal  amount  of the
Indebtedness shall have been or would thereby be paid in full,  refunded by such
Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated  by reason of an election of the holder  thereof  resulting from any
Event of  Default  under this  Agreement  or  otherwise,  or in the event of any required or  permitted  prepayment,  then such  consideration  that  constitutes interest  under law  applicable  to any Lender may never  include  more than the maximum  amount allowed by such  applicable  law, and excess  interest,  if any, provided for in this Agreement or otherwise shall be canceled  automatically  by such  Lender  as of  the  date  of  such  acceleration  or  prepayment  and,  if theretofore  paid,  shall be credited by such Lender on the principal  amount of
the  Indebtedness   (or,  to  the  extent  that  the  principal  amount  of  the
Indebtedness shall have been or would thereby be paid in full,  refunded by such
Lender to the  Borrower).  All sums paid or agreed to be paid to any  Lender for the use,  forbearance  or detention of sums due hereunder  shall,  to the extent permitted by law applicable to such Lender,  be amortized,  prorated,  allocated and spread  throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of  interest  on account of any Loans hereunder does not exceed the maximum amount allowed by such  applicable law. If at any time and from time to time (i) the  amount  of  interest  payable  to any
Lender on any date shall be computed at the Highest  Lawful Rate  applicable  to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest  computation  period the amount of interest  otherwise  payable to such
Lender would be less than the amount of interest payable to such Lender computed at the  Highest  Lawful  Rate  applicable  to such  Lender,  then the  amount of interest  payable  to  such  Lender  in  respect  of  such  subsequent  interest computation  period  shall  continue to be  computed at the Highest  Lawful Rate applicable  to such Lender  until the total  amount of interest  payable to such
Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest  had been  computed  without  giving effect to this Section 12.12.

     Section  12.13   EXCULPATION   PROVISIONS.   EACH  OF  THE  PARTIES  HERETO
SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS  AND AGREES THAT IT IS CHARGED WITH NOTICE AND  KNOWLEDGE OF THE TERMS
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  THAT IT HAS IN FACT READ THIS
AGREEMENT AND IS FULLY  INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS,
CONDITIONS  AND  EFFECTS  OF THIS  AGREEMENT;  THAT IT HAS BEEN  REPRESENTED  BY
INDEPENDENT  LEGAL COUNSEL OF ITS CHOICE  THROUGHOUT THE NEGOTIATIONS  PRECEDING
ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  AND HAS RECEIVED
THE ADVICE OF ITS ATTORNEY IN ENTERING  INTO THIS  AGREEMENT  AND THE OTHER LOAN
DOCUMENTS;  AND THAT IT RECOGNIZES  THAT CERTAIN OF THE TERMS OF THIS  AGREEMENT
AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT
IN SOME  ASPECTS  OF THE  TRANSACTION  AND  RELIEVING  THE  OTHER  PARTY  OF ITS
RESPONSIBILITY  FOR SUCH LIABILITY.  EACH PARTY HERETO AGREES AND COVENANTS THAT
IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY  PROVISION
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS ON THE BASIS THAT THE PARTY HAD
NO  NOTICE  OR  KNOWLEDGE  OF  SUCH  PROVISION  OR  THAT  THE  PROVISION  IS NOT
"CONSPICUOUS."

     Section 12.14 No Third Party Beneficiaries.  This Agreement, the other Loan
Documents,  and the agreement of the Lenders to make Loans  hereunder are solely for the  benefit  of the  Borrower,  and no  other  Person  (including,  without
limitation,   any   Subsidiary  of  the  Borrower,   any  obligor,   contractor,
subcontractor, supplier or materialsman) shall have any rights, claims, remedies
or  privileges   hereunder  or  under  any  other  Loan  Document   against  the
Administrative Agent or any Lender for any reason whatsoever. There are no third party beneficiaries.

     Section 12.15  Securitization.  The Borrower hereby  acknowledges  that the
Lenders   and   their   Affiliates   may  sell  or   securitize   the  Loans  (a
"Securitization")  through the pledge of the Loans as  collateral  security  for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance  of direct or  indirect  interests  in the  Loans,  which  loans to the
Lenders or their  Affiliates  or direct or indirect  interests  will be rated by
Moody's,  Standard  Poor's or one or more other  rating  agencies  (the "Rating
Agencies").  The Borrower shall cooperate with the Lenders and their  Affiliates to effect the Securitization including, without limitation, by (a) amending this
Agreement and the other Loan Documents, and executing such additional documents, as reasonably  requested by the Lenders in connection  with the  Securitization, provided that (i) any such amendment or additional documentation does not impose material  additional  costs on the  Borrower  and (ii)  any  such  amendment  or additional  documentation  does not materially  adversely affect the rights,  or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial  terms of the
Loans,  (b) providing  such  information  as may be reasonably  requested by the
Lenders in connection  with the rating of the Loans or the  Securitization,  and
(c)  providing  in  connection  with any rating of the Loans a  certificate  (i)
agreeing  to  indemnify  the  Lenders  and their  Affiliates,  any of the Rating
Agencies,  or any party providing  credit support or otherwise  participating in the Securitization (collectively,  the "Securitization Parties") for any losses, claims,  damages or liabilities (the "Liabilities") to which the Lenders,  their
Affiliates  or such  Securitization  Parties may become  subject  insofar as the
Liabilities  arise out of or are based  upon any  untrue  statement  or  alleged untrue  statement of any material fact  contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state  therein a material  fact  required to be stated  therein,  or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer  by the  Lenders or their  successors  or assigns of the Loans and (ii)
agreeing to reimburse  the Lenders and their  Affiliates  for any legal or other expenses  reasonably  incurred by such Persons in connection  with defending the
Liabilities.

                          [SIGNATURES BEGIN NEXT PAGE]

     [Signature  Page to Credit  Agreement]  S-5 The parties  hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                    GULFWEST OIL  GAS COMPANY

                                             By:__\s\ Thomas R. Kaetzer
                                                Thomas R. Kaetzer
                                                President

ADMINISTRATIVE AGENT:         HIGHBRIDGE/ZWIRN SPECIAL
                              OPPORTUNITIES FUND, L.P., as Administrative Agent

                              By: \s\ D. B. Zwirn  Co., L.P.

LENDER:                      HIGHBRIDGE/ZWIRN SPECIAL
                             OPPORTUNITIES FUND, L.P.

                             By:      D.B. Zwirn  Co., L.P.

                                  Address: 745 5th Avenue, 18th Floor
                                           New York, New York  10151
                                           Attention:        Morris W. Macleod
                                           Telecopy:         (212) 287-4263
LENDER:                     DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                            By: \s\   Drawbridge Special Opportunities GP LLC
                                  Address: 1251 Avenue of the Americas
                                           Suite 1600
                                           New York, New York  10020
                                           Attention:
                                           Telecopy:

                       JOINDER BY Setex Oil  Gas Company

     Setex Oil  Gas Company, a Texas corporation, hereby joins in the execution of this Credit  Agreement to evidence its  acknowledgment  and  agreement (i) to undertake to perform all  obligations  which under the terms of the Agreement or any other Loan Document Borrower is required to cause Operator to perform,  (ii)
not to do any action which the Borrower  under the terms of the Agreement or any other Loan Document is obligated not to permit  Operator to do, (iii) to Agent's right to terminate  the Contract  Operating  Agreement  between the Borrower and
Operator as provided in Sections  8.06(i) and  10.02(d),  and (iv) to not amend, modify, restate or change in any fashion the Contract Operating Agreement.  Note
Setex Oil  Gas Company,  is not a party to the  Agreement  and is no way liable for or responsible  for the payment of any Loans that are or maybe in the future outstanding  under the Agreement;  its joinder hereby is solely for the purposes set forth above in this paragraph and no other.

                                             Setex Oil  Gas Company

                                             By: \s\  Thomas R. Kaetzer
                                                  Thomas R. Kaetzer
                                                  President

                                             Address for Notices:
                                                  Setex Oil  Gas Company
                                                  4801 N. Sam Houston Pkwy. E.
                                                  Suite 300
                                                  Houston, Texas 77060
                                                  Attention of Thomas R. Kaetzer
                                                  Telecopy No. 281-260-8488

                                     Annex I
                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

          Name of Lender                             Applicable       Maximum
                                                     Percentage    Credit Amount

Drawbridge Special Opportunities Fund LP                50%           $9,000,000
 Highbridge/Zwirn Special Opportunities Fund, L.P.      50%           $9,000,000

          TOTAL                                       100.00%         18,000,000

                                    Exhibit B
                                    EXHIBIT A
                        FORM OF AMEDED AND RESTATED NOTE

$18,000,000                                                       April 27, 2004

     FOR VALUE RECEIVED,  GulfWest Oil  Gas Company,  a Texas  corporation (the
"Borrower"),  hereby promises to pay to the order of [ ] (the "Lender"),  at the principal  office of  Highbridge/Zwirn  Special  Opportunities  Fund,  L.P. (the
"Administrative  Agent"),  at 745 Fifth Avenue,  18th Floor,  New York, New York
10151,  the principal sum of EIGHTEEN MILLION Dollars  ($18,000,000),  in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement,  and to pay interest on the unpaid  principal  amount of each such Loan, at such office,  in like money and funds,  for the period  commencing on the date of such Loan until such  Loan  shall be paid in full,  at the  rates  per  annum  and on the  dates provided in the Credit Agreement.

     The date and  amount of the Loan made by the  Lender to the  Borrower,  and each payment made on account of the principal thereof,  shall be recorded by the
Lender on its books and,  prior to any  transfer of this  Amended  and  Restated
Note,  may be endorsed  by the Lender on the  schedules  attached  hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule  shall not affect any Lender's or the  Borrower's  rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Amended and Restated Note.

     This  Amended  and  Restated  Note is one of the Notes  referred  to in the
Credit   Agreement  dated  as  of  April  27,  2004  among  the  Borrower,   the
Administrative  Agent,  and the  other  agents  and  lenders  signatory  thereto
(including the Lender),  and evidences Loans made by the Lender thereunder (such
Credit Agreement as the same may be amended,  supplemented or restated from time to time,  the "Credit  Agreement").  Capitalized  terms used in this Amended and
Restated  Note  have the  respective  meanings  assigned  to them in the  Credit
Agreement.

     This Amended and Restated Note is issued  pursuant to the Credit  Agreement and is entitled to the  benefits  provided for in the Credit  Agreement  and the other Loan Documents.  The Credit Agreement provides for the acceleration of the maturity  of this  Amended  and  Restated  Note upon the  occurrence  of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Amended and Restated Note.

     This Amended and Restated  Note  represents  a renewal,  rearrangement  and modification to that certain Amended and Restated Advancing Note dated effective as of  April  5,  2000,  made by  Borrower  in the  stated  original  amount  of
$36,102,000  ("Prior Note"). All collateral given to secure the Prior Note shall also secure this Amended and Restated Note.

     THIS  AMENDED AND  RESTATED  NOTE SHALL BE GOVERNED  BY, AND  CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                     GULFWEST OIL  GAS COMPANY

                                     By:  \s\  Thomas R. Kaetzer
                                          Name: Thomas R. Kaetzer
                                          Title:  President

                                    EXHIBIT B
                            FORM OF BORROWING REQUEST

                                                           _________, 200__

     GulfWest Oil  Gas Company, a Texas corporation (the "Borrower"),  pursuant to Section  2.03 of the Credit  Agreement  dated as  --------  of April 27, 2004
(together with all amendments, restatements,  supplements or other modifications thereto,  the "Credit Agreement") among the Borrower,  Highbridge/Zwirn  Special
Opportunities  Fund,  L.P.,  as  Administrative  Agent and the other  agents and lenders (the "Lenders")  that are or become parties  thereto  (unless  otherwise defined  herein,  each  capitalized  term used  herein is  defined in the Credit
Agreement), hereby requests a Borrowing as follows:

     (i)______Aggregate amount of the requested Borrowing is $18,000,000;

     (ii)_____Date of such Borrowing is [ ], 2004; and

     (iii)___Location and number of the Borrower's account to which funds are to be disbursed,  which shall comply with the  requirements  of Section 2.04 of the
Credit Agreement, is as follows:

         [-----------------]
         [-----------------]
         [-----------------]
         [-----------------]
         [-----------------]

     The undersigned certifies that he/she is the [           ] of the Borrower,
and that as such  he/she is  authorized  to  execute  this  certificate  on behalf of the Borrower.  The undersigned further certifies,  represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

                                          GULFWEST OIL  GAS COMPANY

                                          By:
                                              Name:
                                              Title:

                                    Exhibit D
                                    EXHIBIT D
                                     FORM OF
                             COMPLIANCE CERTIFICATE

     The undersigned  hereby  certifies that he/she is the [ ] of GulfWest Oil
Gas Company,  a Texas corporation (the  "Borrower"),  and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to  the  Credit  Agreement  dated  as of  April  27,  2004  (together  with  all amendments,  restatements,  supplements or other modifications thereto being the
"Agreement") among the Borrower,  Highbridge/Zwirn  Special  Opportunities Fund,
L.P. as  Administrative  Agent, and the other agents and lenders (the "Lenders")
that are or become a party thereto, and such Lenders, the undersigned represents and  warrants as follows  (each  capitalized  term used  herein  having the same meaning given to it in the Agreement unless otherwise specified):

          (a)______The  representations and warranties of the Borrower contained in ARTICLE VII of the  Agreement  and in the Loan  Documents  and otherwise made in writing by or on behalf of the Borrower  pursuant to the  Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of  delivery  hereof  and are true  and  correct  in all material  respects at and as of the time of delivery hereof,  except to the extent such  representations  and  warranties  are expressly  limited to an earlier  date or the Lenders  have  expressly  consented  in writing to the contrary.

          (b)______The  Borrower has performed and complied with all  agreements and  conditions  contained  in the  Agreement  and in  the  Loan  Documents required to be performed or complied  with by it prior to or at the time of delivery hereof [or specify default and describe].

          (c)______Since  [same date as audited  financials in Section 7.04(a)], no change  has  occurred,  either in any case or in the  aggregate,  in the condition,  financial or otherwise, of the Borrower or any Subsidiary which could  reasonably be expected to have a Material Adverse Effect [or specify event].

          (d)______There  exists no  Default  or Event of  Default  [or  specify
     Default and describe].

          (e)______Attached  hereto are the detailed  computations  necessary to determine  whether the  Borrower is in  compliance  with  Section  9.01 and
     Section 8.14 as of the end of the [fiscal quarter][fiscal year] ending [ ].

EXECUTED AND DELIVERED this [ ] day of [ ].

                                         GULFWEST OIL  GAS COMPANY

                                         By:
                                              Name:
                                              Title:

                                   EXHIBIT E-1
                          FORM OF LEGAL OPINION OF [ ]

                                   EXHIBIT E-2
                     FORM OF LEGAL OPINION OF LOCAL COUNSEL

                                  [ ] [ ], 2004

as Administration Agent

     Re:  Credit  Agreement dated as of April ___, 2004 among GulfWest Oil  Gas
          Company, a ______________ corporation (the "Borrower"),  the banks now
          or  hereafter   signatory  thereto  (the  "Lenders"),   and  [  ],  as
          administrative   agent  for  the   Lenders  (in  such   capacity   the
          "Administrative Agent"), and other agents for the Lenders (the "Credit
          Agreement").

Gentlemen:

     We have acted as special [ ] counsel to the Borrower and its  Subsidiaries, including [ ], a [ ] corporation ("Mortgagor"), in connection with the execution and delivery of that certain Deed of Trust, Mortgage, Assignment of As-Extracted
Collateral,  Security  Agreement and Financing  Statement dated [ ] [ ], 2002 by the  Mortgagor  in favor of the  Administrative  Agent,  for its benefit and the benefit  of the  Lenders  and others  (the  "Mortgage").  This  opinion is being furnished to you pursuant to Section  6.01(j)(ii) of the Credit  Agreement.  All
capitalized  terms not defined  herein shall have the same meanings  assigned to them in the Credit Agreement.  In connection with the opinions set forth herein, we have examined originals,  or copies certified or otherwise  identified to our satisfaction, of the following documents (the "Loan Documents"):

          [(A)] the Mortgage[; and]

          [(B) the UCC-1 Financing  Statement covering  as-extracted  collateral and goods that are or are to become  fixtures  prepared in connection  with the Mortgage (the "Financing Statement")].

     In  rendering  the  opinions  set  forth   herein,   we  have  relied  upon
certificates  of officers of the Mortgagor,  certificates or telegrams of public officials and such other  documents,  records and  information as we have deemed necessary or appropriate.  We have assumed that all signatures are genuine; that all  documents  submitted to us as originals are  authentic;  that all documents submitted to us as copies conform to the originals; and that the facts stated in all such documents are true and correct.  In rendering this opinion, we have not made any independent  investigation  as to accuracy or completeness of any facts or representations,  warranties,  data or other information,  whether written or oral,  that may  have  been  made by or on  behalf  of the  parties,  except  as specifically set forth herein.

     Based  upon the  foregoing,  and  subject to the  qualifications  set forth herein, it is our opinion that:

          1. The form of the  Mortgage,  including  the form of  acknowledgments thereto,  [and the Financing  Statement,] comply with the laws of the State of [ ], including all applicable  recording,  filing and registration  laws and regulations,  and are adequate and legally  sufficient for the purposes intended to be accomplished thereby.

          2.  The  descriptions  of those  portions  of the  Mortgaged  Property located  within the State of [ ] that are shown on Exhibit "A"  attached to the  Mortgage  are  legally  sufficient  descriptions  for the  purpose  of creating and  maintaining the Liens purported to be created by the Mortgage and for the purposes of all applicable  recording,  filing and registration laws in the State of [ ].

          3. The  Mortgagor  is duly  qualified as a foreign  corporation  to do business and to own its Property and is in good  standing in the State of
     [                 ].

          4. So far as the law of the State of [ ] is  concerned,  the  Mortgage
     constitutes  legal,   valid  and  binding   obligations  of  the  Mortgagor
     enforceable  against it in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general  application  relating to or affecting  creditors' rights generally and to general principles of equity.

          5. The Mortgage is effective to create in favor of the  Administrative
     Agent (or the Trustee named therein,  as applicable) for the benefit of the
     Administrative  Agent and the Lenders,  for the payment of the  obligations described  therein,  a valid mortgage Lien on all of the Mortgagor's right, title  and  interest  in and  to the  portion  of  the  Mortgaged  Property constituting  real  property  described in the Mortgage as being  mortgaged thereby  and a valid  security  interest in all of the  Mortgagor's  right, title and interest in and to as-extracted  collateral located in the county in which the Mortgaged Property is situated and all fixtures located on the real property described in the Mortgage.

          6. Fully  executed  counterparts  of the  Mortgage  and the  Financing
     Statement  should  be filed for  record in each  county in the State of [ ]
     where any portion of the Mortgaged Property is located [or if other, please specify].  Other than the foregoing, no authorization,  consent,  approval, license or exemption of, or filing or registration  with, any  Governmental
     Authority of the State of [ ] is necessary for either the due execution and delivery by the  Mortgagor of the  Mortgage,  the  perfection  of the Liens intended to be created  thereby or with the holding and  enforcement by the
     Administrative Agent of the Mortgage or the obligations secured thereby.

          7. After the  recordings  and filings  specified  in  paragraph 6 have occurred, the Liens created by the Mortgage will be perfected.

          8. After the  recordings  and filings  specified  in  paragraph 6 have
     occurred,  no  instruments  need  be  recorded,   registered  or  filed  or
     re-recorded, re-registered or re-filed in any public office in the State of
     [ ] in connection  with the execution and delivery of the Mortgage in order to maintain the perfection and priority of the Liens created  thereby after the  date  of  recordation,  other  than  [state  rule  if  necessary]  and continuation  statements as required by the Uniform  Commercial  Code as in effect in the State of [ ].

          9. No state or local  recording  tax,  stamp tax or other similar fee, tax or governmental  charge (other than statutory filing and recording fees to be paid upon the filing of the Mortgage [or the Financing Statement]) is required to be paid in connection with the filing and recording of [either]
     the Mortgage [or the Financing Statement][,  except as follows:  explain if necessary].

          10. The  execution,  delivery and  performance by the Mortgagor of its obligations  under the Mortgage will not result in a violation of any laws, rules  and  regulations  of the  State  of [ ]  which,  in our  experience, exercising  customary  professional  diligence,  are normally applicable to transactions of the type provided for in the Loan Documents.

          11. A [ ] state court of  competent  jurisdiction  or a federal  court sitting  in  the  State  of  [ ] of  competent  jurisdiction  and  applying conflicts  of laws  principles  of the State of [ ], if properly  presented with a choice of law issue, will honor the choice of New York law to govern the Credit Agreement,  the Notes and the Mortgage that state such documents shall be governed by the laws of the State of New York.

     The foregoing opinions are subject to the following additional  assumptions and qualifications:

[add appropriate qualifications, if any].

     The opinions  rendered  herein are for the sole benefit of, and may only be relied upon by, the  addressee  and the Persons from time to time Lenders  under the Credit  Agreement,  and the opinions  herein  expressed  are not to be used, circulated or otherwise  referred to in connection  with any  transaction  other than those  contemplated  by the Loan  Documents.  This opinion is  specifically limited to the  presently  effective  laws of the State of [ ]. We have not been asked  to,  and we do  not,  render  any  opinion  as to any  matter  except  as specifically set forth herein.

                                   Very truly yours,

                                   EXHIBIT F-1
                              SECURITY INSTRUMENTS

     1) Guarantee and  Collateral  Agreement  dated as of April 27, 2004, by the
Borrower and GulfWest  Energy,  Inc. a Texas  corporation and GulfWest Oil  Gas
Company   (Louisiana)  LLC,  a  Louisiana  limited  liability  company,  as  the
Guarantors, in favor of the Administrative Agent and the Lenders.

     2) Financing Statements in respect of item 1, by each of:

          a) the Borrower

          b) GulfWest Oil  Gas Company (Louisiana) LLC

          c) GulfWest Energy, Inc

     3) Stock Powers delivered in respect of item 1.

          a) GulfWest Energy, Inc. a Texas corporation

     4) Amended and Restated Deed of Trust, Mortgage, Assignment of As-Extracted
Collateral,  Security  Agreement and Financing  Statement  dated as of April 27,
2004 by the Borrower and GulfWest  Oil  Gas Company  (Louisiana)  LLC,  each as mortgagor,  in favor of Michael R.  Keener,  as  Trustee,  for the  benefit  the
Administrative Agreement, the Lenders and others.

     5) Financing Statement in respect of item 4. by each of:

          a) the Borrower

          b) GulfWest Oil  Gas Company (Louisiana) LLC

     6) Amended and Restated Deed of Trust, Mortgage, Assignment of As-Extracted
Collateral,  Security  Agreement and Financing  Statement  dated as of April 27,
2004 by the Borrower, as mortgagor,  in favor of the Public Trustee, as Trustee, for the benefit the Administrative Agreement, the Lenders and others.

     7) Financing Statement in respect of item 6. by the Borrower

                                   EXHIBIT F-2
                   FORM OF GUARANTEE AND COLLATERAL AGREEMENT

                                    EXHIBIT G
                        FORM OF ASSIGNMENT AND ASSUMPTION

     Reference  is made to the  Credit  Agreement  dated  as of [ ],  200[ ] (as amended and in effect on the date hereof, the "Credit Agreement"),  among [ ], a
[ ], the Lenders named therein and [ ], as Administrative Agent for the Lenders.
Terms defined in the Credit Agreement are used herein with the same meanings.

     The Assignor named herein hereby sells and assigns,  without  recourse,  to the Assignee  named  herein,  and the  Assignee  hereby  purchases  and assumes, without  recourse,  from the Assignor,  effective as of the Assignment  Date set forth  herein,  the  interests  set  forth  on the  grid  below  (the  "Assigned
Interest") in the Assignor's  rights and obligations under the Credit Agreement, including,  without limitation, the interests set forth on the grid below in the
Maximum Credit Amount of the Assignor on the Assignment  Date and Loans owing to the Assignor that are outstanding on the Assignment Date, but excluding  accrued interest and fees to and  excluding the  Assignment  Date.  The Assignee  hereby acknowledges  receipt  of a copy of the  Credit  Agreement  and the  other  Loan
Documents.  From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit  Agreement and, to the extent of the Assigned  Interest,  have the rights and obligations of a Lender  thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest,  relinquish its rights and be released from its obligations under the Credit Agreement.

     As  consideration  for the sale and  assignment  contemplated  hereby,  the
Assignee shall,  on the Assignment  Date, pay to the Assignor an amount equal to the  principal  amount of Loans  assigned by the Assignor to the Assignee as set forth in the grid below.  Except as otherwise  provided in this  Agreement,  all payments hereunder shall be made in Dollars and in immediately  available funds, without setoff, deduction or counterclaim.

     The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the  Assignment  Date,  together  with any interest and fees with respect to the
Assigned  Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal  with respect to the Assigned  Interest made from and after the Assignment Date,  together with any and all interest and fees  with  respect  to the  Assigned  Interest  accruing  from  and  after  the
Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding  sentence for account of such other  party and pay,  in like money and  funds,  any such  amounts  that it may receive to such other party promptly upon receipt.

     The Assignor  does not make any  representation  or warranty,  nor shall it have any  responsibility  to the  Assignee,  with respect to the accuracy of any recitals,  statements,  representations  or  warranties  contained  in the  Loan
Documents, or for the value, validity,  effectiveness,  genuineness,  execution, effectiveness,  legality, enforceability or sufficiency of the Loan Documents or any other document referred to or provided for therein or for any failure by the
Borrower or any other Person to perform any of its obligations thereunder or for the existence,  value,  perfection or priority of any collateral security or the financial or other  condition of the Borrower or any of its  Subsidiaries or any other obligor or guarantor,  or any other matter  relating to the Loan Documents or any extension of credit thereunder.

     Promptly  following  the  receipt  by the  Assignor  of  the  consideration required to be paid to it by the Assignee hereunder,  the Assignor shall, in the manner  contemplated by Section 2.02(d) of the Credit Agreement:  (i) deliver to the  Administrative  Agent the Note held by the  Assignor,  and (ii)  notify the
Administrative Agent to request that the Borrower execute and deliver a new Note to (A) the Assignee,  dated as of the Assignment  Date, in the principal  amount equal to the Maximum  Credit  Amount of the Assignee  after giving effect to the sale and assignment  contemplated  hereby and (B) the Assignor,  if the Assignor has  assigned  less than the full  amount of its  Maximum  Credit  Amount to the
Assignee,  dated as of the Assignment Date, in the principal amount equal to the
Maximum  Credit  Amount  of the  Assignor  after  giving  effect to the sale and assignment contemplated hereby.

     This  Assignment  and Assumption is being  delivered to the  Administrative
Agent  together  with,  if the Assignee is not already a Lender under the Credit
Agreement,  any information  reasonably  requested by the Administrative  Agent.
[The  [Assignee/Assignor]  shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.] [The Administrative Agent
hereby waives the fee payable to the  Administrative  Agent  pursuant to Section
12.04(b) of the Credit Agreement.]

     This  Assignment  and  Assumption  shall be  governed by and  construed  in accordance with the laws of the State of New York.

Legal Name of the Assignor:  [                    ]

Legal Name of Assignee:  [                    ]

Assignee's Address for Notices:     [                    ]
                                    [                    ]

Effective Date of Assignment ("Assignment Date"):  [        ], 200[   ]

                                                       Applicable Percentage
                                                     Assigned (set forth as a
                    Maximum           Principal           percentage of the
                    Credit              Amount        Aggregate Maximum Credit
                    Amount             of Loans               Amounts)
      Assignors    Assigned            Assigned

[     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
[     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
[     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
[     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
[     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
Totals            $[  ],000,000.00    $[  ],000,000.00            [   ]%

     Exhibit G - 2 IN WITNESS  WHEREOF,  the  parties  hereto  have  caused this
Assignment and Assumption to be executed by their respective  officers thereunto duly authorized, as of the Assignment Date.

ASSIGNORS:        _________         [                       ], as Assignor

                  _________                 By:______________________________
                                            Name:
                                            Title:

                                            [                       ],
                                            as Assignor

                  _________                 By:______________________________
                                            Name:
                                            Title:

                  _________                 [                       ],
                                            as Assignor

                  _________                 By:______________________________
                                            Name:
                                            Title:

ASSIGNEE:         _________                 [                       ],
                                            as Assignee

                  _________                 By: ______________________________
                                            Name:
                                            Title:

The undersigned hereby consent to the within assignments:1

[Borrower]        _________                 [                       ],
                                            as Administrative Agent,

By:                                         By:
         [Name]   _________                 [Name]
         [Title   _________                 [Title]

                                  SCHEDULE 1.02
                             APPROVED COUNTERPARTIES

None.

                                  SCHEDULE 7.05
                                   LITIGATION

                                  SCHEDULE 7.06
                              ENVIRONMENTAL MATTERS

                                  SCHEDULE 7.13
                                    INSURANCE

                                  SCHEDULE 7.15
                          SUBSIDIARIES AND PARTNERSHIPS

                                                 Jurisdiction of        Organizational         Principal Place of
                Subsidiaries                       Organization         Identification              Business
                                                                             Number           and Chief Executive
                                                                                                     Office

Partnerships

                                  SCHEDULE 7.19
                                 GAS IMBALANCES

                                  SCHEDULE 7.20
                               MARKETING CONTRACTS

Long Term Crude Oil Sales Agreements

          PROPERTY                                TERM
[                      ]      [                      ]

Long Term Natural Gas Sales Agreements

            FIELD                STATE                  TERM
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]
[                      ]          [ ]      [                      ]

                                  SCHEDULE 7.21
                                HEDGING CONTRACTS

                                  SCHEDULE 7.25
                               MATERIAL AGREEMENTS

                                  SCHEDULE 7.29
                                ACCOUNTS PAYABLE

                                SCHEDULE 8.02(e)
                            NOTICE OF CERTAIN EVENTS

     Borrower  shall  provide  notice to  Lenders  upon the  occurrence  of each
Environmental  Event, Loss Event, Tax Event,  Third Party Failure Event or Title
Event as such terms are defined below.

         "Environmental  Event" means any of the following  events,  if such event could reasonably be expected to cause or result in a
Material  Reduction in Value  (defined  below) of the  Collateral:  any  representation  or warranty  made by the Borrower or any other
Person  pursuant to any of the Loan  Documents  with  respect to  compliance  with  Environmental  Laws shall fail to be correct in any material respect when made or deemed to be made; or any claim (whether based on tort,  contractual  liability,  statutory or otherwise)
on account of failure to comply with any  Environmental  Law or otherwise  for damages or injury to the  environment  arising  from, or relating to, or in respect of, any Collateral shall be asserted against any Collateral,  the Borrower,  or any Environmental  Violation
(defined below) shall have occurred, or any investigation shall be commenced with respect to the Collateral.

         "Loss Event" means any of the following  events,  if such event could  reasonably be expected to cause or result in a Material
Reduction in Value of the affected  Collateral:  any damage or destruction or casualty or theft,  loss or  disappearance  or any taking or  appropriation  by any  Governmental  Authority  under the power of  eminent  domain or  otherwise  affecting  (a) any or all of the
Collateral or (b) any equipment  which is material to the operation,  production,  development,  processing or the  transporting of any hydrocarbons produced from the Collateral.

         "Tax Event" means,  on any date, any of the following  events,  if such event could  reasonably be expected to cause or result in a Material  Reduction  in Value of the  Collateral:  (a) any  failure by  Borrower or any other  Person to pay any  property  tax or severance  tax with respect to any  Collateral  when due and/or (b) any tax claim is asserted  against the Borrower with respect to any
Collateral or which is related in any way to income therefrom, to the Loans, or to any of the Loan Documents.

         "Third Party Failure Event" means any of the following  events,  if such event could reasonably be expected to cause or result in a Material  Reduction in Value of the  Collateral:  (a) any default by Borrower  under any Loan  Document;  (b) the occurrence of an event which excuses or could excuse  performance  under any Loan  Document;  (c) the  occurrence of any event of the type  described in
Section 10.01(h),  (i), or (j) with respect to any operator of the Collateral;  (d) any  representation or warranty made by Borrower in any document  entered into in connection with this Agreement or in any certificate  delivered  pursuant to any document entered into in connection  with this  Agreement is incorrect in any material  respect when made or deemed made; or (e) the  occurrence of any event or circumstance that could reasonably be expected to change the value or nature of the Collateral.

         "Title Event" means, on any date, any of the following  events,  if such event could reasonably be expected to cause or result in a Material  Reduction in Value of the  Collateral:  (a) the failure of Borrower to be the true and lawful owner of, and to have good and  indefeasible  title to, any oil and gas property,  or lease interest  forming part of the  Collateral  free and clear of all Liens other than Excepted Liens or the Liens  permitted  pursuant to Section 9.03 of the Agreement;  (b) the failure of any oil and gas lease or other interest  described in any Security  Agreement to be valid and  subsisting and in full force and effect,  insofar as it covers or relates to any Collateral;  (c) any material  agreement  affecting the Collateral  shall at any time cease to be valid,  binding and enforceable  against  the  Borrower  in  accordance  with the terms of such  document;  (d) any Lien shall  exist  with  respect to any
Collateral  other than Excepted Liens or the Liens permitted  pursuant to Section 9.03 of the Agreement;  (e) the Borrower shall suffer a writ or warrant of  attachment  or similar  process to be issued by any court or any other  creditor's  right shall be  exercised  or attempted to be exercised  against any Collateral;  or (f) any material  representation  or warranty with respect to title or ownership or lack of liens made by the Borrower under any Loan Document shall fail to be correct in any material  respect;  or (g) any Collateral shall  become  the  subject  matter of  litigation  which  would or  might,  in the  reasonable  opinion  of the  Lenders,  upon  final determination result in impairment of ownership or title to the Collateral.

         As used in this schedule, the following terms shall have the meaning as set forth below:

         "Environmental  Violation" means (a) any violation (by the Borrower or any other Person) of (i) any  Environmental Law or (ii)
of any contractual  obligation of such Borrower,  or any other Person  contained in any agreement  relating to activities  regulated by
Environmental  Law in each such case,  with respect to any  Collateral or (b) any act or omission (by the Borrower or any other Person)
that  requires  or will  require  any  remedial,  clean-up  or similar  action  with  respect to the  Collateral  under any  applicable
Environmental  Law or otherwise  including any tort claim, to the extent any such violation,  act or omission in any way relates to the
Collateral to any activities carried out on any such property  constituting  Collateral,  or to any hazardous substances located on any such property or associated with activities on any such property.  Included among  "Environmental  Violations" are (i) any action which is prohibited by (or which requires or will require any remedial,  clean-up or similar action under) any applicable  Environmental  Law or  otherwise  including  any tort claim at the time such action is taken,  (ii) any action  relating  to disposal  from or to any such property or to the  transportation  of  hazardous  substances  to or from such  property  and (iii) any failure to take action which is required by  applicable  Environmental  Law,  whether such failure is the failure to carry on  operations  in  compliance  with current applicable  Environmental  Law or otherwise  including  any tort claim or the failure to remediate  or clean up earlier  activities  or omissions  which were legal when taken or omitted,  in each case to the extent such action or failure to act relates to the Borrower or the Mortgaged Properties.

         "Material  Reduction  in  Value"  means  a  material  reduction  in  the  aggregate  value  of  the  Collateral  securing  the
Indebtedness.  With regard to the  foregoing,  it is  understood  and agreed that an adverse  effect on the Borrower  (including on the financial condition,  business,  or operations or on the ability of Borrower to carry out its business or to meet its obligations under any Loan  Document  on a timely  basis) or on any  Hydrocarbons,  including  any effect on when such  Hydrocarbons  may be  produced or delivered  or,  whether any Lien on the  Collateral  may be  challenged,  and any and all such effects,  as well as any other  relevant effects, shall be considered in determining whether there has been a Material Reduction in Value.

                                  SCHEDULE 9.05
                                   INVESTMENTS

                                  SCHEDULE 9.23
                            NET SALES VOLUME SCHEDULE

                           2Q2004                          460
                           3Q2004                          700
                           4Q2004                          930
                           1Q2005                        1,140
                           2Q2005                        1,120
                           3Q2005                        1,100
                           4Q2005                        1,000
                           1Q2006                        1,000
                           2Q2006                        1,000

1 Consents  to be included  to the extent  required  by Section  12.04(b) of the
Credit Agreement.